 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                               Date Prepared: May 30, 2001

                       Delta Home Equity Loan Trust 2001-1
            Home Equity Loan Asset-Backed Certificates, Series 2001-1
                          $[165,000,000] (Approximate)
                          Publicly Offered Certificates
                    Fixed and Adjustable Rate Mortgage Loans

                                   [FSA LOGO]
                          (Senior Certificate Insurer)

             Approximate               Tranche          Certificate      WAL (Yrs)       Pmt Window          Expected Ratings (9)
Class    Principal Balance (1)          Type             Coupon (3)    Call/Mat (8)   (Mos) Call/Mat (8)    S&P     Moody's    Fitch

A-1F       $[105,497,000]        Fixed Rate Senior         TBD (4)      2.96/3.25        1-97/1-214         AAA       Aaa       AAA
A-2F        $[35,166,000]        Fixed Rate Senior         TBD (4)      2.67/2.71        1-97/1-144         AAA       Aaa       AAA
IO                (2)            Fixed Rate Senior - IO    [7.00]%         N/A             N/A              AAA       Aaa       AAA
M-1V         $[9,900,000]        Floating Rate Sub           (5)         5.36/5.90       37-97/37-173       AA        N/A       AA
M-2V         $[7,837,000]        Floating Rate Sub           (6)         5.36/5.83       37-97/37-157        A        N/A        A
B-V          $[6,600,000]        Floating Rate Sub           (7)         5.36/5.64       37-97/37-136       BBB       N/A       BBB

Total      $[165,000,000]

(1) The Certificates are backed primarily by the cash flow from a pool of fixed rate and adjustable rate mortgage loans as of the Cut-off Date (the "Mortgage Loans"). The Class A-1F Certificates are backed by fixed rate mortgage loans and the Class A-2F Certificates are backed by adjustable rate mortgage loans. The Certificate Principal Balances shown in the table above are based on the aggregate principal balance of the Mortgage Loans as of May 1, 2001 or the related origination date, plus the Pre-Funded Amount and are subject to a +/-10% variance.

(2) The Class IO Certificates will not receive any principal payments, but will accrue interest on its notional balance, which initially equals $[55,800,000] and reduces to $0.00 from month 2 through month 37, pursuant to the Class IO Notional Balance Schedule herein and remains at $0.00 thereafter.

(3) All Certificates, other than the Class IO Certificates, are subject to an available funds cap.

(4) The coupon on the Class A Certificates will increase by 0.50% after the first date on which the Clean-up Call is exercisable.

(5) The Class M-1V Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus __ bps (__ bps after the first date on which the Clean-up Call is exercisable); (ii) [14%]; and (iii) the available funds cap.

(6) The Class M-2V Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus __ bps (__ bps after the first date on which the Clean-up Call is exercisable); (ii) [14%]; and (iii) the available funds cap.

(7) The Class B-V Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus __ bps (__ bps after the first date on which the Clean-up Call is exercisable); (ii) [14%]; and (iii) the available funds cap.

(8)   See "Pricing Prepayment Speed" herein.

(9) The Seller contemplates only S&P and Fitch will rate the Class M-1V, Class M-2V and Class B-V Certificates.


GREENWICH CAPITAL                                                              1

Seller:                       Delta Funding Corporation ("Delta").

Servicer:                     Ocwen Federal Bank, FSB ("Ocwen").

Underwriter:                  Greenwich Capital Markets, Inc.

Custodian:                    [Bank One, N.A. ("Bank One").]

Trustee:                      Wells Fargo Bank Minnesota, N.A. ("Wells Fargo").

Senior Certificate Insurer:   Financial Security Assurance Corporation ("FSA,"
                              or the "Insurer").

Rating Agencies:              S&P, Fitch and Moody's (Moody's rates only the
                              Senior Certificates).

Cut-off Date:                 The close of business on May 1, 2001 or the
                              origination date of a Mortgage Loan, if such date is after May 1, 2001.

Pricing Date:                 On or about May [30], 2001.

Closing Date:                 On or about June [12], 2001.

Settlement Date:              On or about June [12], 2001, through DTC and upon
                              request through Euroclear or Clearstream,
                              Luxembourg.

Distribution Date:            The 15th day of each month (or the next succeeding
                              business day) commencing on June 15, 2001.

Certificates Offered:         The "Senior Certificates" will consist of (i) the
                              Class A-1F, Class A-2F (together the "Class A
                              Certificates") and (ii) Class IO Certificates. The
                              "Subordinate Certificates" will consist of the Class M-1V, Class M-2V and Class B-V Certificates.
                              The Senior Certificates and the Subordinate
                              Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:             The Senior Certificates will settle with accrued
                              interest. The price to be paid by investors for the Senior Certificates will include accrued interest from May 1, 2001 up to, but not including, the Settlement Date ([41] days).

                              The Subordinate Certificates will settle flat.

Interest Accrual Period:      The interest accrual period for the Senior
                              Certificates with respect to any Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

                              The interest accrual period with respect to the Subordinate Certificates for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

Federal Tax Status:           It is anticipated that the Certificates will be
                              treated as REMIC regular interests for tax purposes.

Registration:                 The Certificates will be available in book-entry
                              form through DTC, and upon request, through Clearstream, Luxembourg and the Euroclear system.

ERISA Eligibility:            The Certificates are expected to be ERISA
                              eligible.

See Disclaimer on Page 1 of this Preliminary Term Sheet.

GREENWICH CAPITAL                                                              2

SMMEA Eligibility:            The Certificates will NOT constitute "mortgage
                              related securities" for purposes of SMMEA.

Mortgage Loans:               As of the Cut-Off Date, the aggregate principal
                              balance of the Mortgage Loans described herein was approximately $132,183,501.75, (the "Statistic
                              Calculation Mortgage Loans"). See attached collateral descriptions for more information. On or prior to the Closing Date, additional mortgage loans having similar characteristics to the Statistic Calculation Mortgage Loans will be added to the trust (the "Additional Mortgage Loans", and together with the Statistic Calculation Mortgage
                              Loans, the "Initial Mortgage Loans"). A deposit
                              (the initial "Pre-Funded Amount") will be made to a pre-funding account on the Closing Date. On or prior to [July 15, 2001], (the "Pre-Funding
                              Period"), the Pre-Funded Amount on deposit in the pre-funding account will be used to purchase subsequent Mortgage Loans (to the extent funds are available) having similar characteristics to the Initial Mortgage Loans and together with the Initial Mortgage Loans, the "Mortgage Loans" (with any unused portion of such deposit amount to be distributed as principal on the Certificates).

Fixed Rate
Mortgage Loans:               Approximately $98,355,851.88 of the Statistic
                              Calculation Mortgage Loans consists of fixed rate mortgage loans. Approximately 75% of the Mortgage
                              Loans will be Fixed Rate Mortgage Loans.

Adjustable Rate
Mortgage Loans:               Approximately $33,827,649.87 of the Statistic
                              Calculation Mortgage Loans consists of adjustable rate mortgage loans which adjust based on the Six-Month LIBOR index. The Statistic Calculation
                              Mortgage Loans that are adjustable mortgage loans consist of approximately $33,695,349.87 of 3/27 adjustable rate mortgage loans and approximately
                              $132,300.00 of 2/28 adjustable rate mortgage loans. Approximately 25% of the Mortgage Loans will be Adjustable Rate Mortgage Loans.

Pricing Prepayment Speed:     The Certificates were priced based on the
                              following prepayment assumptions: Fixed rate
                              Mortgage Loans: 115% of PPC-F (100% PPC-F is equal to 4% - 20% CPR over 12 months). Adjustable rate
                              Mortgage Loans: 100% of PPC-A (100% PPC-A is equal to 4% - 35% CPR over 30 months).

Optional Termination:         The terms of the transaction allow for a clean-up
                              call (the "Clean-up Call") which may be exercised once the current aggregate principal balance of the Mortgage Loans is less than or equal to [10]% of the sum of the initial aggregate principal balance of Mortgage Loans.

Available Funds Cap:          As to any Distribution Date, a per annum rate
                              equal to:
                              (i)   the weighted average gross rate of the
                                    Mortgage Loans less servicing and trustee fee rates; minus
                              (ii)  the insurer premium rate with respect to the
                                    Senior Certificates; minus (iii) the
                                    certificate rate on the Class IO
                                    Certificates multiplied by a fraction equal to:
                                    (a)   the notional balance of the Class IO
                                          Certificates prior to such
                                          Distribution Date, divided by
                                    (b)   the current aggregate principal
                                          balance of the Mortgage Loans.

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                              3

Net Rate Cap Carryover:      As to any Distribution Date and the Class A and
                             Subordinate Certificates, the sum of:
                              (i) the excess, if any, of interest due such Certificates (calculated without regard to the Available Funds Cap) over interest due such Certificates at a rate equal to the Available Funds Cap;
                              (ii) any Net Rate Cap Carryover remaining unpaid from prior Distribution Dates; and
                              (iii) interest on the amount in clause (ii) at the
                                    related certificate rate (without regard to the Available Funds Cap).

Credit Enhancement:           Credit enhancement for the Certificates will
                              consist of (i) for the Senior Certificates only, a Monoline Insurance Policy (the "Policy"), (ii)
                              Excess Interest Collections (defined below), (iii) overcollateralization and (iv) the subordination of Certificates with lower payment priorities.

Credit Enhancement
Percentages:
                                                           Target Credit Enh.
                                                           ------------------
                               Initial Credit Enh.       After Stepdown Date (1)
                               -------------------       -----------------------
                               Rating       Percent      Rating        Percent
                               ------       -------      ------        -------
                                AAA       [14.75]%        AAA          [35.00]%
                                AA         [8.75]%        AA           [23.00]%
                                 A         [4.00]%         A           [13.50]%
                                BBB          0.00%        BBB           [5.50]%


                              (1)  Includes overcollateralization target,
                                   assuming a Cumulative Loss or Delinquency
                                   Event is not in effect.

Insurance Policy:             The Policy will guarantee the timely payment of
                              interest and ultimate payment of principal on the Senior Certificates. The Policy does not cover the Class M-1V, Class M-2V or Class B-V Certificates.

Excess Interest Collections:  For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of (i) the interest paid on the Certificates; (ii) the servicing and trustee fees paid in respect of the Mortgage Loans; (iii) the insurer premium paid and (iv) any unreimbursed draws on the Policy.

Overcollateralization
Amount: The Certificateholders will be entitled to receive distributions of Excess Interest Collections as principal until the Overcollateralization Amount equals the Required Overcollateralization Amount. This distribution of interest as principal will have the effect of accelerating the Certificates relative to the underlying Mortgage Loans. On any Distribution Date, the Overcollateralization Amount will be the amount by which the balance of the Mortgage Loans (the "Mortgage Loan Balance") exceeds the balance of the Certificates (the "Certificate Principal Balance"). On any Distribution Date on which the Mortgage Loan Balance does not exceed the Certificate Principal Balance by the Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Certificateholders to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                              4

Required
Overcollateralization
Amount: On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:
                              (i)   prior to the Stepdown Date, [2.75]% of the
                                    initial balance of the Certificates.
                              (ii)  on or after the Stepdown Date, the greater
                                    of:
                                    (a)   the lesser of:
                                          (x)   [2.75]% of the initial balance
                                                of the Certificates; and
                                          (y)   [5.50]% of the current balance
                                                of the Mortgage Loans;
                                    (b)   0.50% of the initial balance of the
                                          Certificates (the "OC Floor").

                              On any Distribution Date on which a Cumulative Loss Event has occurred, the Required Overcollateralization Amount is equal to the lesser of (a) [11.00]% of the current balance of the Mortgage Loans and (b) [2.75]% of the initial balance of the Certificates.

                              On any Distribution Date on which a Delinquency Event has occurred, the Required
                              Overcollateralization Amount is equal to the Required Overcollateralization Amount as of the preceding Distribution date.

Subordination Required
Overcollateralization
Amount: On any Distribution Date on which a Delinquency Event has not occurred, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount exclusive of the OC Floor calculation, otherwise the Subordination Required Overcollateralization
                              Amount is equal to the Required
                              Overcollateralization Amount.

Cumulative Loss Event:        A Cumulative Loss Event will have occurred if the
                              cumulative net loss rates exceed the applicable percentage of the aggregate initial balance of the Certificates during applicable periods of time as follows:

                              Distribution Dates              Percentages
                              ------------------              -----------

                              37-48                           [2.50]%
                              49-60                           [2.90]%
                              61-72                           [3.40]%
                              73-84                           [3.80]%
                              85 and thereafter               [4.00]%

Delinquency Event:            The three-month rolling average of the percentage
                              of Mortgage Loans 60+ days delinquent exceeds
                              [40]% of the percentage equal to the credit enhancement provided to the Senior Certificates.

Stepdown Date:                The later to occur of:
                              (i)  the earlier to occur of:
                                   (a)   the Distribution Date occurring in
                                         [June] 2004; and
                                   (b)   the Distribution Date on which the
                                         aggregate balance of the Class A
                                         Certificates is reduced to zero; and
                              (ii) the first Distribution Date on which the
                                   credit enhancement provided to the Senior
                                   Certificates is at least equal to [35.00]%.

Subordination
Increase Amount:              As to any Distribution Date, the lesser of the
                              Subordination Deficiency and Excess Interest
                              Collections.

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                              5

Subordination Deficiency:     As to any Distribution Date, the excess, if any,
                              of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:             As to any Distribution Date, the lesser of (i) the
                              principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required
                              Overcollateralization Amount (assuming 100% of the distribution of principal payments received on the Mortgage Loans is distributed to the Certificates).

Priority of Distributions:    Available Funds will be distributed in the
                              following order of priority, in each case, to the extent of funds remaining:
                              1.    To the Custodian and Trustee, the related
                                    fees and to the Insurer, the premium payable on the Senior Certificates;
                              2.    To the Senior Certificates, the related
                                    interest due, plus any related interest
                                    carryover shortfall;
                              3.    Sequentially, to the Class M-1V, Class M-2V
                                    and Class B-V Certificates, the related
                                    interest due;
                              4.    Concurrently, to the Class A-1F and Class
                                    A-2F Certificates, from the Fixed Rate and
                                    Adjustable Rate Mortgage Loans,
                                    respectively, the related Principal
                                    Distribution Amount for such Distribution
                                    Date, excluding any Subordination Increase
                                    Amount;
                              5.    To the Insurer, any reimbursement amounts
                                    due for prior draws on the Policy;
                              6.    Sequentially, to the Class M-1V, Class M-2V
                                    and Class B-V Certificates, the related
                                    principal distribution amount due, excluding any Subordination Increase Amounts;
                              7.    To the Certificates, the related
                                    Subordination Increase Amount, distributed as in priorities 4 and 6 above;
                              8.    Sequentially, to the Class M-1V, Class M-2V
                                    and Class B-V Certificates, any interest and principal shortfalls;
                              9.    Sequentially, to the Class A, Class M-1V,
                                    Class M-2V and Class B-V Certificates, the related Net Rate Cap Carryover;
                              10.   To the Trustee, reimbursement for any
                                    expenses incurred by a servicing transfer related to the resignation or termination of the Servicer;
                              11.   To the residual certificates, any remaining
                                    amounts.

Principal Distribution
Amount: As to any Distribution Date, the lesser of: (i) the balance of the Certificates prior to such Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount.

Senior Principal Distribution
Amount: As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the balance of the Class A Certificates.

                              As to any other Distribution Date, an amount equal to the excess, if any, of (i) the balance of the Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) [70.50]% of the balance of the Mortgage Loans as of the end of the related due period less the Subordination Required Overcollateralization Amount for that distribution date and (b) the balance of the Mortgage Loans as of such Distribution Date less the OC Floor.

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                              6

Class A-1F Principal
Distribution Amount:          The product of the Senior Principal Distribution
                              Amount and the related Principal Allocation
                              Percentage.

Class A-2F Principal
Distribution Amount:          The product of the Senior Principal Distribution
                              Amount and the related Principal Allocation
                              Percentage.

Principal Allocation
Percentage:                   For the Class A-1F and Class A-2F Certificates,
                              respectively, a fraction, which equals: (x) the total amount of principal received or advanced with respect to the related Mortgage Loans, divided by (y) the total amount of principal received with respect to all Mortgage Loans.

Class M-1V Principal
Distribution Amount:

                              As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the balance of the Class A Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:
                              (a)  the sum of:
                                  (i)   the aggregate class principal balance
                                        of the Class A Certificates, after
                                        taking into account distributions of
                                        the Senior Principal Distribution
                                        Amount for the applicable Distribution
                                        Date, and
                                   (ii) the class principal balance of the Class
                                        M-1V Certificates immediately prior to
                                        the applicable Distribution Date; over
                              (b)  the lesser of:
                                   (i)  [82.50%] of the balance of the Mortgage
                                        Loans as of the last day of the related
                                        due period less the Subordination
                                        Required Overcollateralization Amount
                                        for that Distribution Date, and
                                   (ii) the balance of the Mortgage Loans as of
                                        the last day of the related due period,
                                        minus the OC Floor.

Class M-2V Principal
Distribution Amount:          As to any Distribution Date on or after the
                              Stepdown Date, (x) 100% of the Principal
                              Distribution Amount if the aggregate balance of the Class A Certificates and Class M-1V
                              Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency
                              Event is not in effect, the excess of:
                              (a)   the sum of:
                                    (i)   the aggregate class principal balance
                                          of the Class A Certificates, after
                                          taking into account distributions of
                                          the Senior Principal Distribution
                                          Amount for the applicable Distribution
                                          Date,
                                    (ii)  the aggregate class principal balance
                                          of the Class M-1V Certificates, after
                                          taking into account distributions of
                                          the Class M-1V Principal Distribution
                                          Amount for the applicable Distribution
                                          Date, and
                                    (iii) the class principal balance of the
                                          Class M-2V Certificates immediately
                                          prior to the applicable Distribution
                                          Date; over
                              (b)   the lesser of:
                                    (i)   [92.00%] of the balance of the
                                          Mortgage Loans as of the last day of
                                          the related due period less the
                                          Subordination Required
                                          Overcollateralization Amount for that
                                          Distribution Date, and
                                    (ii)  the balance of the Mortgage Loans as
                                          of the last day of the related due
                                          period minus the OC Floor.

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                              7

Class B-V Principal
Distribution Amount: As to any Distribution Date on or after the
                            Stepdown Date, (x) 100% of the Principal
                            Distribution Amount if the aggregate balance of the Class A, Class M-1V and Class M-2V Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:
                            (a)     the sum of:
                                    (i)   the aggregate class principal balance
                                          of the Class A Certificates, after
                                          taking into account distributions of
                                          the Senior Principal Distribution
                                          Amount for the applicable Distribution
                                          Date,
                                    (ii)  the aggregate class principal balance
                                          of the Class M-1V Certificates, after
                                          taking into account distributions of
                                          the Class M-1V Principal Distribution
                                          Amount for the applicable Distribution
                                          Date,
                                    (iii) the aggregate class principal balance
                                          of the Class M-2V Certificates, after
                                          taking into account distributions of
                                          the Class M-2V Principal Distribution
                                          Amount for the applicable Distribution
                                          Date, and
                                    (iv)  the class principal balance of the
                                          Class B-V Certificates immediately
                                          prior to the applicable Distribution
                                          Date; over
                            (b)     the lesser of:
                                    (i)   100.00% of the balance of the Mortgage
                                          Loans as of the last day of the
                                          related due period less the
                                          Subordination Required
                                          Overcollateralization Amount for that
                                          Distribution Date, and
                                    (ii)  the balance of the Mortgage Loans as
                                          of the last day of the related due
                                          period minus the OC Floor.

Allocation of Losses:         Losses not covered by the available credit
                              enhancement will be allocated in the reverse order of payment priority (first to the Class B-V, then the Class M-2V and then the Class M-1V
                              Certificates).

Class IO Notional
Balance Schedule:             The notional balance of the Class IO Certificates
                              will be equal to the lesser of (a) the balance of the Mortgage Loans and (b) the balance indicated in the schedule provided below.

                                 Distribution Month         Notional Balance
                                 ------------------         ----------------
                                  1 to 3                       $[55,800,000]
                                  4 to 6                        [52,650,000]
                                  7 to 9                        [48,150,000]
                                  10 to 12                      [41,850,000]
                                  13 to 15                      [37,350,000]
                                  16 to 18                      [32,850,000]
                                  19 to 21                      [28,350,000]
                                  22 to 24                      [23,850,000]
                                  25 to 27                      [20,250,000]
                                  28 to 30                      [16,650,000]
                                  31 to 33                      [13,950,000]
                                  34 to 36                      [12,150,000]
                                  37 and after                             0

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                              8

                  Available Funds Cap Schedule(*)

 Distribution     Actual/360       Distribution     Actual/360       Distribution    Actual/360
   Period       Net Available        Period       Net Available         Period      Net Available
                  Funds Cap                         Funds Cap                        Funds Cap
      1           81.82593%             34            9.84323%             67          10.59937%
      2            8.16704%             35            9.18429%             68          10.25849%
      3            7.88514%             36            9.46508%             69          10.25953%
      4            7.99569%             37           10.22939%             70          11.35992%
      5            8.23733%             38           10.56976%             71          10.26162%
      6            7.94395%             39           10.22903%             72          10.60476%
      7            8.37917%             40           10.23004%             73          10.26372%
      8            8.07652%             41           10.57208%             74          10.60693%
      9            8.04032%             42           10.23205%             75          10.26583%
     10            9.17726%             43           10.57415%             76          10.26689%
     11            8.25037%             44           10.23406%             77          10.61022%
     12            8.48340%             45           10.23506%             78          10.26903%
     13            8.36588%             46           11.33279%             79          10.61244%
     14            8.60445%             47           10.23707%             80          10.27118%
     15            8.28660%             48           10.57935%             81          10.27226%
     16            8.47928%             49           10.23909%             82          10.98185%
     17            8.72287%             50           10.58144%             83          10.27443%
     18            8.40226%             51           10.24111%             84          10.61804%
     19            8.89941%             52           10.24212%             85          10.27662%
     20            8.57610%             53           10.58457%             86          10.62032%
     21            8.53858%             54           10.24414%             87          10.27883%
     22            9.70834%             55           10.58666%             88          10.27995%
     23            8.73514%             56           10.24617%             89          10.62377%
     24            8.99026%             57           10.24719%             90          10.28219%
     25            8.87458%             58           11.34623%             91          10.62610%
     26            9.13769%             59           10.24923%             92          10.28445%
     27            8.81010%             60           10.59192%             93          10.28560%
     28            9.02616%             61           10.25127%             94          11.38889%
     29            9.29758%             62           10.59404%             95          10.28790%
     30            8.96827%             63           10.25332%             96          10.63203%
     31            9.44561%             64           10.25435%             97          10.29023%
     32            9.11528%             65           10.59723%
     33            9.08896%             66           10.25642%

(*) The Available Funds Cap is calculated assuming current 6 month LIBOR and is run at the pricing speed to call. Although the Available Funds Cap may increase above [14%], the Certificates can only accrue interest up to [14%].

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                              9

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             10

  This information is provided to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
        GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

        These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                                           Price-Yield Tables (%)

Class A-1F to Call
Coupon:   6.373%
 ARM Prepay Speed     0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     150% PPC     175% PPC
 FRM Prepay Speed     0% PPC       60% PPC      85% PPC      115% PPC     145% PPC     170% PPC     200% PPC
Yield @ 100-00           6.432        6.396        6.380        6.358        6.335        6.313        6.281
 WAL (yr)                17.05         5.35         3.95         2.96         2.32         1.93         1.55
 MDUR (yr)                9.24         3.98         3.14         2.47         2.00         1.70         1.39
 First Prin Pay       06/15/01     06/15/01     06/15/01     06/15/01     06/15/01     06/15/01     06/15/01
 Last Prin Pay        12/15/29     01/15/16     02/15/12     06/15/09     09/15/07     09/15/06     10/15/05

Class A-1F to Maturity
Coupon:   6.373%
 ARM Prepay Speed     0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     150% PPC     175% PPC
 FRM Prepay Speed     0% PPC       60% PPC      85% PPC      115% PPC     145% PPC     170% PPC     200% PPC
Yield @ 100-00           6.432        6.416        6.408        6.392        6.374        6.357        6.333
 WAL (yr)                17.08         5.81         4.34         3.25         2.55         2.13         1.72
 MDUR (yr)                9.25         4.13         3.30         2.62         2.13         1.83         1.51
 First Prin Pay       06/15/01     06/15/01     06/15/01     06/15/01     06/15/01     06/15/01     06/15/01
 Last Prin Pay        11/15/30     09/15/28     05/15/24     03/15/19     06/15/15     04/15/13     03/15/11

Class A-2F to Call
Coupon:   6.299%
 ARM Prepay Speed     0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     150% PPC     175% PPC
 FRM Prepay Speed     0% PPC       60% PPC      85% PPC      115% PPC     145% PPC     170% PPC     200% PPC
Yield @ 100-00           6.359        6.315        6.294        6.276        6.256        6.234        6.208
 WAL (yr)                20.29         4.67         3.32         2.67         2.21         1.84         1.53
 MDUR (yr)               10.53         3.64         2.76         2.29         1.94         1.64         1.40
 First Prin Pay       06/15/01     06/15/01     06/15/01     06/15/01     06/15/01     06/15/01     06/15/01
 Last Prin Pay        12/15/29     01/15/16     02/15/12     06/15/09     09/15/07     09/15/06     10/15/05

Class A-2F to Maturity
Coupon:   6.299%
 ARM Prepay Speed     0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     150% PPC     175% PPC
 FRM Prepay Speed     0% PPC       60% PPC      85% PPC      115% PPC     145% PPC     170% PPC     200% PPC
Yield @ 100-00           6.360        6.320        6.296        6.282        6.268        6.239        6.208
 WAL (yr)                20.37         4.75         3.35         2.71         2.27         1.86         1.53
 MDUR (yr)               10.55         3.67         2.77         2.31         1.98         1.66         1.40
 First Prin Pay       06/15/01     06/15/01     06/15/01     06/15/01     06/15/01     06/15/01     06/15/01
 Last Prin Pay        01/15/31     10/15/21     09/15/14     05/15/13     12/15/13     09/15/08     04/15/06



See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             11

  This information is provided to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
        GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

        These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                           Discount-Margin Tables (%)

Class M-1V to Call
  ARM Prepay Speed     0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     150% PPC     175% PPC     200% PPC
  FRM Prepay Speed     0% PPC       60% PPC      85% PPC      115% PPC     145% PPC     170% PPC     200% PPC     200% PPC
    DM @ 100-00           1.100        1.100        1.100        1.100        1.100        1.100        1.100        1.100
  WAL (yr)                26.22         9.82         7.12         5.36         4.45         4.12         4.13         4.17
  MDUR (yr)               13.92         7.33         5.70         4.50         3.85         3.61         3.62         3.65
  First Prin Pay       06/15/23     05/15/06     01/15/05     06/15/04     09/15/04     11/15/04     02/15/05     03/15/05
  Last Prin Pay        12/15/29     01/15/16     02/15/12     06/15/09     09/15/07     09/15/06     10/15/05     09/15/05

Class M-1V to Maturity
  ARM Prepay Speed     0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     150% PPC     175% PPC     200% PPC
  FRM Prepay Speed     0% PPC       60% PPC      85% PPC      115% PPC     145% PPC     170% PPC     200% PPC     200% PPC
    DM @ 100-00           1.101        1.124        1.131        1.135        1.137        1.135        1.135        1.147
  WAL (yr)                26.33        10.69         7.83         5.90         4.88         4.47         4.46         4.62
  MDUR (yr)               13.94         7.68         6.05         4.82         4.13         3.86         3.87         4.00
  First Prin Pay       06/15/23     05/15/06     01/15/05     06/15/04     09/15/04     11/15/04     02/15/05     03/15/05
  Last Prin Pay        12/15/30     09/15/25     05/15/20     10/15/15     10/15/12     12/15/10     04/15/09     04/15/09

Class M-2V to Call
  ARM Prepay Speed     0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     150% PPC     175% PPC     200% PPC
  FRM Prepay Speed     0% PPC       60% PPC      85% PPC      115% PPC     145% PPC     170% PPC     200% PPC     200% PPC
    DM @ 100-00           1.750        1.750        1.750        1.750        1.750        1.750        1.750        1.750
  WAL (yr)                26.22         9.82         7.12         5.36         4.39         3.95         3.71         3.73
  MDUR (yr)               12.99         7.08         5.55         4.41         3.73         3.41         3.24         3.26
  First Prin Pay       06/15/23     05/15/06     01/15/05     06/15/04     07/15/04     08/15/04     10/15/04     10/15/04
  Last Prin Pay        12/15/29     01/15/16     02/15/12     06/15/09     09/15/07     09/15/06     10/15/05     09/15/05

Class M-2V to Maturity
  ARM Prepay Speed     0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     150% PPC     175% PPC     200% PPC
  FRM Prepay Speed     0% PPC       60% PPC      85% PPC      115% PPC     145% PPC     170% PPC     200% PPC     200% PPC
    DM @ 100-00           1.751        1.783        1.792        1.798        1.802        1.800        1.798        1.798
  WAL (yr)                26.33        10.60         7.74         5.83         4.76         4.26         3.97         3.99
  MDUR (yr)               13.01         7.37         5.84         4.67         3.97         3.62         3.43         3.45
  First Prin Pay       06/15/23     05/15/06     01/15/05     06/15/04     07/15/04     08/15/04     10/15/04     10/15/04
  Last Prin Pay        10/15/30     01/15/24     08/15/18     06/15/14     09/15/11     01/15/10     07/15/08     07/15/08


See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             12

  This information is provided to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates.
        GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

        These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                           Discount-Margin Tables (%)

Class B-V to Call
  ARM Prepay Speed     0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     150% PPC     175% PPC     200% PPC
  FRM Prepay Speed     0% PPC       60% PPC      85% PPC      115% PPC     145% PPC     170% PPC     200% PPC     200% PPC
    DM @ 100-00           3.500        3.500        3.500        3.500        3.500        3.500        3.500        3.500
  WAL (yr)                26.22         9.82         7.12         5.36         4.36         3.86         3.52         3.50
  MDUR (yr)               10.91         6.47         5.17         4.16         3.54         3.21         2.98         2.96
  First Prin Pay       06/15/23     05/15/06     01/15/05     06/15/04     06/15/04     06/15/04     07/15/04     07/15/04
  Last Prin Pay        12/15/29     01/15/16     02/15/12     06/15/09     09/15/07     09/15/06     10/15/05     09/15/05

Class B-V to Maturity
  ARM Prepay Speed     0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     150% PPC     175% PPC     200% PPC
  FRM Prepay Speed     0% PPC       60% PPC      85% PPC      115% PPC     145% PPC     170% PPC     200% PPC     200% PPC
    DM @ 100-00           3.501        3.536        3.548        3.556        3.562        3.561        3.561        3.561
  WAL (yr)                26.30        10.30         7.50         5.64         4.59         4.05         3.69         3.66
  MDUR (yr)               10.92         6.62         5.33         4.31         3.67         3.33         3.09         3.07
  First Prin Pay       06/15/23     05/15/06     01/15/05     06/15/04     06/15/04     06/15/04     07/15/04     07/15/04
  Last Prin Pay        08/15/30     06/15/21     04/15/16     09/15/12     04/15/10     11/15/08     08/15/07     07/15/07



See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             13

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                 Statistic Calculation Mortgage Loan Statistics
                             As of the Cut-Off Date

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET

                             Actual Balance 05/01/01


PRODUCT:                           2/28 ARMs, 3/27 ARMs & Fixed Rate

TOTAL CURRENT BALANCE:                    132,183,501.75

NUMBER OF LOANS:                                   1,715

                                                                                        Minimum        Maximum
                                                                                        -------        -------
AVG CURRENT BALANCE:                           $77,074.93                              $5,000.00     $420,596.29

WAVG GROSS COUPON:                               11.44736 %                              6.99000        16.09000  %

WAVG GROSS MARGIN:                                 6.3740 %                               3.7000          9.3900  %
WAVG PERIOD RATE CAP:                              1.0000 %                               1.0000          1.0000  %
WAVG MIN INT RATE:                                11.0629 %                               6.9900         15.0900  %
WAVG MAX INT RATE:                                18.0629 %                              13.9900         22.0900  %

WAVG NEXT RESET:                                       34 Months                              22              36 months

WAVG COMB LTV:                                      72.06 %                                 9.52           90.16 %

WAVG DTI RATIO:                                     39.85 %                                 0.01           54.99 %

WAVG FICO SCORE:                                      584                                    427            793

WAVG ORIGINAL TERM:                                329.34 Months                           60.00          360.00 months
WAVG REMAINING TERM:                               327.37 Months                           57.00          360.00 months
WAVG SEASONING:                                      1.98 Months                            0.00            6.00 months

TOP PREPAYMENT CONCENTRATIONS ($):     81.74 %  Prepayment Penalty,  18.26 %  No Prepayment Penalty

WAVG PREPAY TERM:                                      33 Months                              12              60 months

TOP STATE CONCENTRATIONS ($):              23.96 %  New York,  14.71 %  Ohio,  9.90 %  Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION ($):         0.70 %  11233  (Brooklyn, NY)

FIRST PAY DATE:                                                                      Dec 01, 2000               Jul 09, 2001
NEXT RATE ADJ DATE:                                                                  Mar 30, 2003               Jun 09, 2004
MATURE DATE:                                                                         Feb 22, 2006               Jun 09, 2031



See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             14

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                          % of Aggregate
                                                 Principal Balance       Principal Balance
                               Number of         Outstanding as of      Outstanding as of
  CURRENT BALANCE:          Mortgage Loans       the Cutoff Date         the Cutoff Date
  ----------------          --------------       ---------------         ---------------
  5,000 -  50,000                 708             24,007,984.89                18.16
 50,001 - 100,000                 574             41,562,626.87                31.44
100,001 - 150,000                 259             31,813,805.99                24.07
150,001 - 200,000                 103             17,589,279.14                13.31
200,001 - 250,000                  50             11,009,718.16                 8.33
250,001 - 300,000                  16              4,362,757.28                 3.30
300,001 - 350,000                   3              1,006,733.13                 0.76
400,001 - 420,596                   2                830,596.29                 0.63
                                -----            --------------               ------
TOTAL                           1,715            132,183,501.75               100.00
                                =====            ==============               ======

                                                                          % of Aggregate
                                                 Principal Balance       Principal Balance
                               Number of         Outstanding as of      Outstanding as of
     GROSS COUPON:          Mortgage Loans       the Cutoff Date         the Cutoff Date
     -------------          --------------       ---------------         ---------------
 6.99000     -  7.00000             1                 40,000.00                 0.03
 7.50001     -  8.00000             7                785,245.00                 0.59
 8.00001     -  8.50000            13              1,397,546.70                 1.06
 8.50001     -  9.00000            42              4,809,506.17                 3.64
 9.00001     -  9.50000            49              5,617,643.08                 4.25
 9.50001     - 10.00000           133             13,150,638.11                 9.95
10.00001     - 10.50000           114             10,534,581.64                 7.97
10.50001     - 11.00000           223             17,970,472.24                13.60
11.00001     - 11.50000           161             13,277,232.62                10.04
11.50001     - 12.00000           226             17,223,963.66                13.03
12.00001     - 12.50000           199             13,493,781.06                10.21
12.50001     - 13.00000           238             16,634,220.38                12.58
13.00001     - 13.50000           137              7,629,077.79                 5.77
13.50001     - 14.00000           102              5,953,229.00                 4.50
14.00001     - 14.50000            49              2,512,252.02                 1.90
14.50001     - 15.00000            13                757,354.93                 0.57
15.00001     - 15.50000             5                272,926.81                 0.21
15.50001     - 16.00000             2                 79,440.55                 0.06
16.00001     - 16.09000             1                 44,389.99                 0.03
                                -----            --------------               ------
TOTAL                           1,715            132,183,501.75               100.00
                                =====            ==============               ======

                                                                          % of Aggregate
                                                 Principal Balance       Principal Balance
                               Number of         Outstanding as of      Outstanding as of
     GROSS MARGIN:          Mortgage Loans       the Cutoff Date         the Cutoff Date
     -------------          --------------       ---------------         ---------------
 3.700  -  4.000                    1                146,250.00                 0.43
 4.001  -  4.500                    4                365,891.11                 1.08
 4.501  -  5.000                   26              2,523,460.18                 7.46
 5.001  -  5.500                   49              5,098,788.18                15.07
 5.501  -  6.000                   69              6,203,345.96                18.34
 6.001  -  6.500                   64              5,001,042.36                14.78
 6.501  -  7.000                   68              5,018,109.47                14.83
 7.001  -  7.500                   50              4,398,400.36                13.00
 7.501  -  8.000                   45              2,535,362.12                 7.49
 8.001  -  8.500                   29              1,343,490.34                 3.97
 8.501  -  9.000                   14                950,509.79                 2.81
 9.001  -  9.390                    6                243,000.00                 0.72
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======


See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             15

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
   Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                              Number of         Outstanding as of       Outstanding as of
  PERIOD RATE CAP:          Mortgage Loans       the Cutoff Date         the Cutoff Date
  ----------------          --------------       ---------------         ---------------
 1.000                            425             33,827,649.87               100.00
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                 Principal Balance      Principal Balance
                              Number of          Outstanding as of      Outstanding as of
      MIN INT CAP:          Mortgage Loans        the Cutoff Date        the Cutoff Date
      -----------           --------------        ---------------        ---------------
 6.99000  - 10.00000               84              9,181,875.07                27.14
10.00001  - 10.50000               38              3,601,472.65                10.65
10.50001  - 11.00000               71              5,883,077.52                17.39
11.00001  - 11.50000               46              3,706,371.81                10.96
11.50001  - 12.00000               40              2,764,911.19                 8.17
12.00001  - 12.50000               34              2,573,700.12                 7.61
12.50001  - 13.00000               37              2,746,362.88                 8.12
13.00001  - 13.50000               35              1,619,323.67                 4.79
13.50001  - 14.00000               28              1,332,477.76                 3.94
14.00001  - 14.50000               11                343,198.52                 1.01
15.00001  - 15.09000                1                 74,878.68                 0.22
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                          % of Aggregate
                                                 Principal Balance       Principal Balance
                              Number of          Outstanding as of       Outstanding as of
     MAX INT CAP:           Mortgage Loans        the Cutoff Date         the Cutoff Date
     ------------           --------------        ---------------         ---------------
13.99000  - 17.00000               84              9,181,875.07                27.14
17.00001  - 17.50000               38              3,601,472.65                10.65
17.50001  - 18.00000               71              5,883,077.52                17.39
18.00001  - 18.50000               46              3,706,371.81                10.96
18.50001  - 19.00000               40              2,764,911.19                 8.17
19.00001  - 19.50000               34              2,573,700.12                 7.61
19.50001  - 20.00000               37              2,746,362.88                 8.12
20.00001  - 20.50000               35              1,619,323.67                 4.79
20.50001  - 21.00000               28              1,332,477.76                 3.94
21.00001  - 21.50000               11                343,198.52                 1.01
22.00001  - 22.09000                1                 74,878.68                 0.22
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                 Principal Balance      Principal Balance
                              Number of          Outstanding as of      Outstanding as of
MONTH TO NEXT CHANGE DATE:  Mortgage Loans        the Cutoff Date        the Cutoff Date
--------------------------  --------------        ---------------        ---------------
March 2003                          1                132,300.00                 0.39
November 2003                      22              1,335,687.57                 3.95
December 2003                      13              1,028,585.89                 3.04
January 2004                        8                594,893.35                 1.76
Febuary 2004                       72              5,595,831.39                16.54
March 2004                        141             10,998,225.97                32.51
April 2004                        126             10,377,165.70                30.68
May 2004                           40              3,474,260.00                10.27
June 2004                           2                290,700.00                 0.86
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======




See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             16

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of      Outstanding as of
     ORIGINAL TERM:          Mortgage Loans      the Cutoff Date         the Cutoff Date
     --------------          --------------      ---------------         ---------------
       60  -  90                   10                347,574.73                 0.26
       91  - 150                   61              3,332,083.04                 2.52
      151  - 210                  221             13,125,354.53                 9.93
      211  - 270                   68              5,449,278.60                 4.12
      271  - 330                   24              2,259,292.00                 1.71
      331  - 360                1,331            107,669,918.85                81.45
                                -----            --------------               ------
     TOTAL                      1,715            132,183,501.75               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     REMAINING TERM:         Mortgage Loans      the Cutoff Date         the Cutoff Date
     ---------------         --------------      ---------------         ---------------
       57  -  60                    2                 51,946.04                 0.04
       61  - 120                   55              2,604,160.14                 1.97
      121  - 180                  230             13,784,644.98                10.43
      181  - 240                   71              5,630,578.07                 4.26
      241  - 300                   23              2,094,230.54                 1.58
      301  - 360                1,334            108,017,941.98                81.72
                                -----            --------------               ------
     TOTAL                      1,715            132,183,501.75               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     SEASONING:              Mortgage Loans      the Cutoff Date         the Cutoff Date
     ----------              --------------      ---------------         ---------------
(less than or equal to) 0         172             15,059,593.00                11.39
        1  -   6                1,543            117,123,908.75                88.61
                                -----            --------------               ------
     TOTAL                      1,715            132,183,501.75               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     COMB LTV:               Mortgage Loans      the Cutoff Date         the Cutoff Date
     ---------               --------------      ---------------         ---------------
        9.52  -  10.00              1                 40,000.00                 0.03
       10.01  -  15.00              1                 78,000.00                 0.06
       15.01  -  20.00              3                101,523.23                 0.08
       20.01  -  25.00             11                545,651.14                 0.41
       25.01  -  30.00              7                454,847.38                 0.34
       30.01  -  35.00             17              1,004,936.72                 0.76
       35.01  -  40.00             20              1,110,341.59                 0.84
       40.01  -  45.00             34              1,990,222.93                 1.51
       45.01  -  50.00             61              3,296,297.51                 2.49
       50.01  -  55.00             66              4,350,621.76                 3.29
       55.01  -  60.00            147              9,646,500.41                 7.30
       60.01  -  65.00            163             12,631,867.59                 9.56
       65.01  -  70.00            286             20,521,773.00                15.53
       70.01  -  75.00            305             25,435,805.14                19.24
       75.01  -  80.00            325             25,266,637.76                19.11
       80.01  -  85.00            156             13,576,115.93                10.27
       85.01  -  90.00            111             12,101,201.66                 9.15
       90.01  -  90.16              1                 31,158.00                 0.02
                                -----            --------------               ------
       TOTAL                    1,715            132,183,501.75               100.00
                                =====            ==============               ======


See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             17

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                        % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     DTI:                    Mortgage Loans      the Cutoff Date         the Cutoff Date
     ----                    --------------      ---------------         ---------------
(less than or equal to) 0.00        3                204,410.71                 0.15
        0.01  -   5.00              9                858,131.51                 0.65
        5.01  -  10.00             17              1,076,655.89                 0.81
       10.01  -  15.00             38              2,215,514.62                 1.68
       15.01  -  20.00             74              4,232,146.91                 3.20
       20.01  -  25.00            124              6,596,144.42                 4.99
       25.01  -  30.00            159             10,758,992.77                 8.14
       30.01  -  35.00            195             14,362,487.71                10.87
       35.01  -  40.00            240             17,510,850.85                13.25
       40.01  -  45.00            277             22,759,927.71                17.22
       45.01  -  50.00            286             24,389,176.36                18.45
       50.01  -  54.99            293             27,219,062.29                20.59
                                -----            --------------               ------
     TOTAL                      1,715            132,183,501.75               100.00
                                =====            ==============               ======

                                                                        % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     FICO SCORE:             Mortgage Loans      the Cutoff Date         the Cutoff Date
     -----------             --------------      ---------------         ---------------
               0                   89              3,777,724.05                 2.86
      401  - 450                   13                839,780.24                 0.64
      451  - 500                  190             11,352,272.38                 8.59
      501  - 550                  464             34,096,504.53                25.79
      551  - 600                  430             34,710,530.18                26.26
      601  - 650                  285             24,647,051.36                18.65
      651  - 700                  145             13,070,212.78                 9.89
      701  - 750                   71              7,270,654.41                 5.50
      751  - 793                   28              2,418,771.82                 1.83
                                -----            --------------               ------
     TOTAL                      1,715            132,183,501.75               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     PREPAY TERM:            Mortgage Loans      the Cutoff Date         the Cutoff Date
     ------------            --------------      ---------------         ---------------
        0                         341             24,141,876.27                18.26
       12                         259             26,143,342.50                19.78
       24                           1                132,300.00                 0.10
       30                           8                960,384.86                 0.73
       36                         930             68,781,478.36                52.03
       42                           1                 69,937.16                 0.05
       60                         175             11,954,182.60                 9.04
                                -----            --------------               ------
     TOTAL                      1,715            132,183,501.75               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     LIEN:                   Mortgage Loans      the Cutoff Date         the Cutoff Date
     ----                    --------------      ---------------         ---------------
      First Lien                1,526            124,081,135.88                93.87
      Second Lien                 189              8,102,365.87                 6.13
                                -----            --------------               ------
     TOTAL                      1,715            132,183,501.75               100.00
                                =====            ==============               ======


See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             18

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     OCCUPANCY:              Mortgage Loans      the Cutoff Date         the Cutoff Date
     ----------              --------------      ---------------         ---------------
      Primary                   1,385            105,589,746.46                79.88
      Non-owner                   330             26,593,755.29                20.12
                                -----            --------------               ------
     TOTAL                      1,715            132,183,501.75               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     PROPERTY TYPE:          Mortgage Loans      the Cutoff Date         the Cutoff Date
     --------------          --------------      ---------------         ---------------
      Single Family             1,252             86,809,535.30                65.67
      Two-Four Family             188             17,659,371.25                13.36
      Multi-Use                   118             12,405,072.38                 9.38
      Five-Eight Family            82              9,534,063.87                 7.21
      Condominium                  53              4,678,769.65                 3.54
      Manufactured Housing         22              1,096,689.30                 0.83
                                -----            --------------               ------
     TOTAL                      1,715            132,183,501.75               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     DOCUMENTATION:          Mortgage Loans      the Cutoff Date         the Cutoff Date
     --------------          --------------      ---------------         ---------------
Full Documentation              1,223             89,483,138.64                67.70
No Income Documentation           291             26,247,253.80                19.86
Limited Documentation             146             10,929,991.64                 8.27
Stated Income Documentation        55              5,523,117.67                 4.18
                                -----            --------------               ------
TOTAL                           1,715            132,183,501.75               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     GRADE :                 Mortgage Loans      the Cutoff Date         the Cutoff Date
     -------                 --------------      ---------------         ---------------
      A                           900             83,532,810.51                63.19
      B                           319             20,334,463.25                15.38
      C                           326             19,929,472.43                15.08
      D                           170              8,386,755.56                 6.34
                                -----            --------------               ------
     TOTAL                      1,715            132,183,501.75               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     AMORTIZATION:           Mortgage Loans      the Cutoff Date         the Cutoff Date
     -------------           --------------      ---------------         ---------------
      Fully Amortizing          1,715            132,183,501.75               100.00
                                -----            --------------               ------
     TOTAL                      1,715            132,183,501.75               100.00
                                =====            ==============               ======


See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             19

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     STATE:                  Mortgage Loans      the Cutoff Date         the Cutoff Date
     ------                  --------------      ---------------         ---------------
      Arizona                       2                240,750.00                 0.18
      Arkansas                     18                980,893.35                 0.74
      California                    7                747,827.08                 0.57
      Colorado                      6                448,236.56                 0.34
      Connecticut                  52              4,693,378.40                 3.55
      Delaware                      9                428,685.79                 0.32
      District of Columbia          4                280,833.79                 0.21
      Florida                      21              1,380,598.53                 1.04
      Georgia                      42              2,944,089.02                 2.23
      Illinois                    108             10,686,496.48                 8.08
      Indiana                      47              2,824,719.40                 2.14
      Kansas                        1                 76,705.79                 0.06
      Kentucky                     10                356,831.85                 0.27
      Louisiana                    27              1,568,379.21                 1.19
      Maine                         4                214,773.40                 0.16
      Maryland                     52              3,498,887.13                 2.65
      Massachusetts                46              4,209,055.19                 3.18
      Michigan                     65              3,548,111.84                 2.68
      Minnesota                     1                 69,937.16                 0.05
      Mississippi                  42              1,941,890.66                 1.47
      Missouri                     39              2,755,459.24                 2.08
      New Hampshire                 6                361,073.93                 0.27
      New Jersey                   99             10,894,663.58                 8.24
      New Mexico                    1                 20,984.50                 0.02
      New York                    308             31,677,184.98                23.96
      North Carolina               62              4,770,103.96                 3.61
      Ohio                        274             19,438,985.97                14.71
      Oklahoma                      5                252,055.41                 0.19
      Pennsylvania                245             13,088,084.60                 9.90
      Rhode Island                 20              1,574,875.80                 1.19
      South Carolina               14              1,071,367.52                 0.81
      Tennessee                    32              2,174,517.15                 1.65
      Virginia                     24              1,794,343.35                 1.36
      Washington                    2                204,956.28                 0.16
      West Virginia                18                840,985.69                 0.64
      Wisconsin                     1                 84,979.16                 0.06
      Wyoming                       1                 37,800.00                 0.03
                                -----            --------------               ------
     TOTAL                      1,715            132,183,501.75               100.00
                                =====            ==============               ======



See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             20

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET

             DELTA FUNDING HOME EQUITY LOAN TRUST 2001-1 FIXED RATE
                             Actual Balance 05/01/01


    PRODUCT:                         Fixed Rate

    TOTAL CURRENT BALANCE:           98,355,851.88

    NUMBER OF LOANS:                         1,290

                                                                         Minimum        Maximum
                                                                         -------        -------
    AVG CURRENT BALANCE:                 $76,244.85                     $5,000.00     $420,596.29

    WAVG GROSS COUPON:                     11.57958 %                     7.74000        16.09000 %

    WAVG COMB LTV:                            70.73 %                        9.52           90.16 %

    WAVG FICO SCORE:                            592                           427             793

    WAVG ORIGINAL TERM:                      320.68 months                  60.00          360.00 months
    WAVG REMAINING TERM:                     318.68 months                  57.00          360.00 months
    WAVG SEASONING:                            2.00 months                   0.00            6.00 months

    WAVG DTI RATIO:                           39.75 %                        0.01           54.99 %

    TOP PREPAYMENT CONCENTRATIONS ($):        76.13 %  Prepayment Penalty; 23.87 %  No Prepayment Penalty

    WAVG PREPAY TERM:                            31 months                     12              60 months

    TOP STATE CONCENTRATIONS ($):             32.19 % New York, 9.07 % Ohio, 8.87 % Pennsylvania
    MAXIMUM ZIP CODE CONCENTRATION ($):        0.94 % 11233 (Brooklyn, NY)

    FIRST PAY DATE:                                                  Dec 07, 2000    Jun 15, 2001
    MATURE DATE:                                                     Feb 22, 2006    May 14, 2031




See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             21

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                          % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     CURRENT BALANCE:        Mortgage Loans      the Cutoff Date         the Cutoff Date
     ----------------        --------------      ---------------         ---------------
    5,000  -    50,000            552             18,485,187.41                18.79
   50,001  -   100,000            417             30,154,096.14                30.66
  100,001  -   150,000            198             24,324,911.96                24.73
  150,001  -   200,000             67             11,625,309.96                11.82
  200,001  -   250,000             38              8,391,369.66                 8.53
  250,001  -   300,000             13              3,537,647.33                 3.60
  300,001  -   350,000              3              1,006,733.13                 1.02
  400,001  -   420,596              2                830,596.29                 0.84
                                -----            --------------               ------
  TOTAL                         1,290             98,355,851.88               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     GROSS COUPON:           Mortgage Loans      the Cutoff Date         the Cutoff Date
     -------------           --------------      ---------------         ---------------
   7.74000  -  8.00000              6                638,995.00                 0.65
   8.00001  -  8.50000             10              1,057,909.65                 1.08
   8.50001  -  9.00000             29              3,319,686.56                 3.38
   9.00001  -  9.50000             30              3,558,006.84                 3.62
   9.50001  - 10.00000             86              8,044,105.94                 8.18
  10.00001  - 10.50000             76              6,933,108.99                 7.05
  10.50001  - 11.00000            152             12,087,394.72                12.29
  11.00001  - 11.50000            115              9,570,860.81                 9.73
  11.50001  - 12.00000            186             14,459,052.47                14.70
  12.00001  - 12.50000            165             10,920,080.94                11.10
  12.50001  - 13.00000            201             13,887,857.50                14.12
  13.00001  - 13.50000            102              6,009,754.12                 6.11
  13.50001  - 14.00000             74              4,620,751.24                 4.70
  14.00001  - 14.50000             38              2,169,053.50                 2.21
  14.50001  - 15.00000             13                757,354.93                 0.77
  15.00001  - 15.50000              4                198,048.13                 0.20
  15.50001  - 16.00000              2                 79,440.55                 0.08
  16.00001  - 16.09000              1                 44,389.99                 0.05
                                -----            --------------               ------
  TOTAL                         1,290             98,355,851.88               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     ORIGINAL TERM:          Mortgage Loans      the Cutoff Date         the Cutoff Date
     -------------           --------------      ---------------         ---------------
   60  -  90                       10                347,574.73                 0.35
   91  - 150                       61              3,332,083.04                 3.39
  151  - 210                      212             12,097,637.69                12.30
  211  - 270                       68              5,449,278.60                 5.54
  271  - 330                       24              2,259,292.00                 2.30
  331  - 360                      915             74,869,985.82                76.12
                                -----            --------------               ------
  TOTAL                         1,290             98,355,851.88               100.00
                                =====            ==============               ======



See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             22

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                          % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     REMAINING TERM:         Mortgage Loans      the Cutoff Date         the Cutoff Date
     ---------------         --------------      ---------------         ---------------
       57  -  60                    2                 51,946.04                 0.05
       61  - 120                   55              2,604,160.14                 2.65
      121  - 180                  221             12,756,928.14                12.97
      181  - 240                   71              5,630,578.07                 5.72
      241  - 300                   23              2,094,230.54                 2.13
      301  - 360                  918             75,218,008.95                76.48
                                -----            --------------               ------
     TOTAL                      1,290             98,355,851.88               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     SEASONING:              Mortgage Loans      the Cutoff Date         the Cutoff Date
     ----------              --------------      ---------------         ---------------
(less than or equal to) 0         130             11,294,633.00                11.48
        1  -   6                1,160             87,061,218.88                88.52
                                -----            --------------               ------
     TOTAL                      1,290             98,355,851.88               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     COMB LTV:               Mortgage Loans      the Cutoff Date         the Cutoff Date
     ---------               --------------      ---------------         ---------------
        9.52  -  10.00              1                 40,000.00                 0.04
       10.01  -  15.00              1                 78,000.00                 0.08
       15.01  -  20.00              3                101,523.23                 0.10
       20.01  -  25.00             10                505,651.14                 0.51
       25.01  -  30.00              5                222,853.44                 0.23
       30.01  -  35.00             15                909,967.93                 0.93
       35.01  -  40.00             15                909,884.71                 0.93
       40.01  -  45.00             27              1,703,473.57                 1.73
       45.01  -  50.00             43              2,476,325.12                 2.52
       50.01  -  55.00             55              3,838,938.24                 3.90
       55.01  -  60.00            116              8,216,713.75                 8.35
       60.01  -  65.00            132             10,604,618.32                10.78
       65.01  -  70.00            222             16,177,959.37                16.45
       70.01  -  75.00            234             20,335,751.57                20.68
       75.01  -  80.00            231             16,617,237.57                16.90
       80.01  -  85.00            121              9,634,857.93                 9.80
       85.01  -  90.00             58              5,950,937.99                 6.05
       90.01  -  90.16              1                 31,158.00                 0.03
                                -----            --------------               ------
     TOTAL                      1,290             98,355,851.88               100.00
                                =====            ==============               ======


See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             23

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     DTI:                    Mortgage Loans      the Cutoff Date         the Cutoff Date
     ----                    --------------      ---------------         ---------------
(less than or equal to) 0.00        3                204,410.71                 0.21
        0.01  -   5.00              8                827,581.51                 0.84
        5.01  -  10.00             14                980,288.50                 1.00
       10.01  -  15.00             33              1,975,985.31                 2.01
       15.01  -  20.00             46              2,682,175.76                 2.73
       20.01  -  25.00             90              4,798,747.20                 4.88
       25.01  -  30.00            121              8,204,653.49                 8.34
       30.01  -  35.00            140             10,517,039.27                10.69
       35.01  -  40.00            176             12,598,991.01                12.81
       40.01  -  45.00            219             17,709,444.72                18.01
       45.01  -  50.00            212             17,293,072.65                17.58
       50.01  -  54.99            228             20,563,461.75                20.91
                                -----            --------------               ------
     TOTAL                      1,290             98,355,851.88               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     FICO SCORE:             Mortgage Loans      the Cutoff Date         the Cutoff Date
     -----------             --------------      ---------------         ---------------
               0                   62              2,777,092.72                 2.82
      401  - 450                   10                628,836.53                 0.64
      451  - 500                  129              7,149,677.52                 7.27
      501  - 550                  331             23,341,892.57                23.73
      551  - 600                  304             23,955,105.94                24.36
      601  - 650                  237             19,813,431.35                20.14
      651  - 700                  129             11,889,047.61                12.09
      701  - 750                   61              6,449,495.82                 6.56
      751  - 793                   27              2,351,271.82                 2.39
                                -----            --------------               ------
     TOTAL                      1,290             98,355,851.88               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     PREPAY TERM:            Mortgage Loans      the Cutoff Date         the Cutoff Date
     ------------            --------------      ---------------         ---------------
        0                         334             23,478,024.70                23.87
       12                         259             26,143,342.50                26.58
       30                           2                388,584.53                 0.40
       36                         526             37,020,853.35                37.64
       42                           1                 69,937.16                 0.07
       60                         168             11,255,109.64                11.44
                                -----            --------------               ------
     TOTAL                      1,290             98,355,851.88               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     LIEN:                   Mortgage Loans      the Cutoff Date         the Cutoff Date
     ----                    --------------      ---------------         ---------------
     First Lien                 1,101             90,253,486.01                91.76
     Second Lien                  189              8,102,365.87                 8.24
                                -----            --------------               ------
     TOTAL                      1,290             98,355,851.88               100.00
                                =====            ==============               ======


See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             24

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                          % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     OCCUPANCY:              Mortgage Loans      the Cutoff Date         the Cutoff Date
     ----------              --------------      ---------------         ---------------
Primary                         1,000             74,396,846.99                75.64
Non-owner                         290             23,959,004.89                24.36
                                -----            --------------               ------
TOTAL                           1,290             98,355,851.88               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     PROPERTY TYPE:          Mortgage Loans      the Cutoff Date         the Cutoff Date
     --------------          --------------      ---------------         ---------------
Single Family                     877             57,454,640.23                58.42
Two-Four Family                   150             14,330,488.55                14.57
Multi-Use                         118             12,405,072.38                12.61
Five-Eight Family                  82              9,534,063.87                 9.69
Condominium                        41              3,534,897.55                 3.59
Manufactured Housing               22              1,096,689.30                 1.12
                                -----            --------------               ------
TOTAL                           1,290             98,355,851.88               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     PURPOSE:                Mortgage Loans      the Cutoff Date         the Cutoff Date
     --------                --------------      ---------------         ---------------
Cash Out Refinance                769             55,092,668.85                56.01
Debt Consolidation                286             22,276,725.35                22.65
Purchase                          157             14,387,892.06                14.63
Rate/Term Refinance                78              6,598,565.62                 6.71
                                -----            --------------               ------
TOTAL                           1,290             98,355,851.88               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     DOCUMENTATION:          Mortgage Loans      the Cutoff Date         the Cutoff Date
     --------------          --------------      ---------------         ---------------
Full Documentation                898             64,255,944.87                65.33
No Income Documentation           250             22,147,990.46                22.52
Limited Documentation             105              8,352,298.32                 8.49
Stated Income Documentation        37              3,599,618.23                 3.66
                                -----            --------------               ------
TOTAL                           1,290             98,355,851.88               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     GRADE:                  Mortgage Loans      the Cutoff Date         the Cutoff Date
     ------                  --------------      ---------------         ---------------
A                                 713             64,771,227.60                65.85
B                                 240             14,559,761.90                14.80
C                                 227             13,326,599.14                13.55
D                                 110              5,698,263.24                 5.79
                                -----            --------------               ------
TOTAL                           1,290             98,355,851.88               100.00
                                =====            ==============               ======



See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             25

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     AMORTIZATION:           Mortgage Loans      the Cutoff Date         the Cutoff Date
     -------------           --------------      ---------------         ---------------
      Fully Amortizing          1,290             98,355,851.88               100.00
                                -----            --------------               ------
     TOTAL                      1,290             98,355,851.88               100.00
                                =====            ==============               ======

                                                                          % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     STATE:                  Mortgage Loans      the Cutoff Date         the Cutoff Date
     ------                  --------------      ---------------         ---------------
      Arkansas                     14                577,024.05                 0.59
      California                    4                213,345.46                 0.22
      Colorado                      5                381,286.56                 0.39
      Connecticut                  41              3,352,899.77                 3.41
      Delaware                      7                335,707.83                 0.34
      District of Columbia          3                205,855.54                 0.21
      Florida                      13                644,930.04                 0.66
      Georgia                      35              2,253,936.90                 2.29
      Illinois                     80              7,355,143.67                 7.48
      Indiana                      36              2,005,070.03                 2.04
      Kansas                        1                 76,705.79                 0.08
      Kentucky                      7                216,261.42                 0.22
      Louisiana                    21              1,089,214.56                 1.11
      Maine                         4                214,773.40                 0.22
      Maryland                     39              2,282,192.07                 2.32
      Massachusetts                42              3,669,746.60                 3.73
      Michigan                     26              1,409,738.65                 1.43
      Minnesota                     1                 69,937.16                 0.07
      Mississippi                  41              1,891,933.78                 1.92
      Missouri                     34              2,352,206.39                 2.39
      New Hampshire                 6                361,073.93                 0.37
      New Jersey                   77              8,001,689.32                 8.14
      New Mexico                    1                 20,984.50                 0.02
      New York                    307             31,658,434.98                32.19
      North Carolina               52              3,905,901.24                 3.97
      Ohio                        123              8,921,346.29                 9.07
      Oklahoma                      3                 74,192.97                 0.08
      Pennsylvania                180              8,719,859.06                 8.87
      Rhode Island                 19              1,486,898.37                 1.51
      South Carolina               10                712,367.52                 0.72
      Tennessee                    29              1,965,241.61                 2.00
      Virginia                     12                909,314.13                 0.92
      Washington                    2                204,956.28                 0.21
      West Virginia                13                692,902.85                 0.70
      Wisconsin                     1                 84,979.16                 0.09
      Wyoming                       1                 37,800.00                 0.04
                                -----            --------------               ------
     TOTAL                      1,290             98,355,851.88               100.00
                                =====            ==============               ======



See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             26

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET

                DELTA FUNDING HOME EQUITY LOAN TRUST 2001-1 ARMS
                             Actual Balance 05/01/01

PRODUCT:                               2/28 Arms & 3/27 Arms

TOTAL CURRENT BALANCE:                         33,827,649.87

NUMBER OF LOANS:                                         425

                                                                                    Minimum           Maximum
                                                                                    -------           -------
AVG CURRENT BALANCE:                               $79,594.47                      $14,988.17       $280,000.00

WAVG GROSS COUPON:                                   11.06292 %                       6.99000          15.09000 %

WAVG GROSS MARGIN:                                     6.3740 %                        3.7000            9.3900 %
WAVG PERIOD RATE CAP:                                  1.0000 %                        1.0000            1.0000 %
WAVG MIN INT RATE:                                    11.0629 %                        6.9900           15.0900 %
WAVG MAX INT RATE:                                    18.0629 %                       13.9900           22.0900 %

WAVG NEXT RESET:                                           34 months                       22                36 months

WAVG DTI RATIO:                                         40.11 %                          3.58             54.99 %

WAVG COMB LTV:                                          75.95 %                         21.16             90.00 %

WAVG FICO SCORE:                                          560                             429               759

WAVG ORIGINAL TERM:                                    354.53 months                   180.00            360.00 months
WAVG REMAINING TERM:                                   352.61 months                   174.00            360.00 months
WAVG SEASONING:                                          1.92 months                     0.00              6.00 months

TOP PREPAYMENT CONCENTRATIONS ($):   98.04 %  Prepayment Penalty
                                      1.96 %  No Prepayment Penalty

WAVG PREPAY TERM:                                          36 months                       24                60 months

TOP STATE CONCENTRATIONS ($):        31.09 %  Ohio,  12.91 %  Pennsylvania,  9.85 %  Illinois
MAXIMUM ZIP CODE CONCENTRATION ($):   1.14 %  43230  (Gahanna, OH)

FIRST PAY DATE:                                                                  Dec 01, 2000      Jul 09, 2001
NEXT RATE CHANGE DATE:                                                           Mar 30, 2003      Jun 09, 2004
MATURE DATE:                                                                     Nov 20, 2015      Jun 09, 2031




See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             27

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     CURRENT BALANCE:        Mortgage Loans      the Cutoff Date         the Cutoff Date
     ----------------        --------------      ---------------         ---------------
 14,988  -    50,000              156              5,522,797.48                16.33
 50,001  -   100,000              157             11,408,530.73                33.73
100,001  -   150,000               61              7,488,894.03                22.14
150,001  -   200,000               36              5,963,969.18                17.63
200,001  -   250,000               12              2,618,348.50                 7.74
250,001  -   280,000                3                825,109.95                 2.44
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     GROSS COUPON:           Mortgage Loans      the Cutoff Date         the Cutoff Date
     -------------           --------------      ---------------         ---------------
 6.99000  -  7.00000                1                 40,000.00                 0.12
 7.50001  -  8.00000                1                146,250.00                 0.43
 8.00001  -  8.50000                3                339,637.05                 1.00
 8.50001  -  9.00000               13              1,489,819.61                 4.40
 9.00001  -  9.50000               19              2,059,636.24                 6.09
 9.50001  - 10.00000               47              5,106,532.17                15.10
10.00001  - 10.50000               38              3,601,472.65                10.65
10.50001  - 11.00000               71              5,883,077.52                17.39
11.00001  - 11.50000               46              3,706,371.81                10.96
11.50001  - 12.00000               40              2,764,911.19                 8.17
12.00001  - 12.50000               34              2,573,700.12                 7.61
12.50001  - 13.00000               37              2,746,362.88                 8.12
13.00001  - 13.50000               35              1,619,323.67                 4.79
13.50001  - 14.00000               28              1,332,477.76                 3.94
14.00001  - 14.50000               11                343,198.52                 1.01
15.00001  - 15.09000                1                 74,878.68                 0.22
                                -----            --------------               ------
TOTAL                             425             33,827,649.87                100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     GROSS MARGIN:           Mortgage Loans      the Cutoff Date         the Cutoff Date
     -------------           --------------      ---------------         ---------------
3.700  -  4.000                     1                146,250.00                 0.43
4.001  -  4.500                     4                365,891.11                 1.08
4.501  -  5.000                    26              2,523,460.18                 7.46
5.001  -  5.500                    49              5,098,788.18                15.07
5.501  -  6.000                    69              6,203,345.96                18.34
6.001  -  6.500                    64              5,001,042.36                14.78
6.501  -  7.000                    68              5,018,109.47                14.83
7.001  -  7.500                    50              4,398,400.36                13.00
7.501  -  8.000                    45              2,535,362.12                 7.49
8.001  -  8.500                    29              1,343,490.34                 3.97
8.501  -  9.000                    14                950,509.79                 2.81
9.001  -  9.390                     6                243,000.00                 0.72
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======



See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             28

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     PERIOD RATE CAP:        Mortgage Loans      the Cutoff Date         the Cutoff Date
     ----------------        --------------      ---------------         ---------------
1.000                            425              33,827,649.87               100.00
                                -----            --------------               ------
TOTAL                            425              33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     MIN INT CAP:            Mortgage Loans      the Cutoff Date         the Cutoff Date
     ------------            --------------      ---------------         ---------------
 6.99000  -  7.00000                1                 40,000.00                 0.12
 7.50001  -  8.00000                1                146,250.00                 0.43
 8.00001  -  8.50000                3                339,637.05                 1.00
 8.50001  -  9.00000               13              1,489,819.61                 4.40
 9.00001  -  9.50000               19              2,059,636.24                 6.09
 9.50001  - 10.00000               47              5,106,532.17                15.10
10.00001  - 10.50000               38              3,601,472.65                10.65
10.50001  - 11.00000               71              5,883,077.52                17.39
11.00001  - 11.50000               46              3,706,371.81                10.96
11.50001  - 12.00000               40              2,764,911.19                 8.17
12.00001  - 12.50000               34              2,573,700.12                 7.61
12.50001  - 13.00000               37              2,746,362.88                 8.12
13.00001  - 13.50000               35              1,619,323.67                 4.79
13.50001  - 14.00000               28              1,332,477.76                 3.94
14.00001  - 14.50000               11                343,198.52                 1.01
15.00001  - 15.09000                1                 74,878.68                 0.22
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
     MAX INT CAP:            Mortgage Loans      the Cutoff Date         the Cutoff Date
     ------------            --------------      ---------------         ---------------
13.99000  - 14.00000                1                 40,000.00                 0.12
14.50001  - 15.00000                1                146,250.00                 0.43
15.00001  - 15.50000                3                339,637.05                 1.00
15.50001  - 16.00000               13              1,489,819.61                 4.40
16.00001  - 16.50000               19              2,059,636.24                 6.09
16.50001  - 17.00000               47              5,106,532.17                15.10
17.00001  - 17.50000               38              3,601,472.65                10.65
17.50001  - 18.00000               71              5,883,077.52                17.39
18.00001  - 18.50000               46              3,706,371.81                10.96
18.50001  - 19.00000               40              2,764,911.19                 8.17
19.00001  - 19.50000               34              2,573,700.12                 7.61
19.50001  - 20.00000               37              2,746,362.88                 8.12
20.00001  - 20.50000               35              1,619,323.67                 4.79
20.50001  - 21.00000               28              1,332,477.76                 3.94
21.00001  - 21.50000               11                343,198.52                 1.01
22.00001  - 22.09000                1                 74,878.68                 0.22
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======



See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             29

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
MONTH TO NEXT CHANGE DATE    Mortgage Loans      the Cutoff Date         the Cutoff Date
-------------------------    --------------      ---------------         ---------------
March 2003                          1                132,300.00                 0.39
November 2003                      22              1,335,687.57                 3.95
December 2003                      13              1,028,585.89                 3.04
January 2004                        8                594,893.35                 1.76
Febuary 2004                       72              5,595,831.39                16.54
March 2004                        141             10,998,225.97                32.51
April 2004                        126             10,377,165.70                30.68
May 2004                           40              3,474,260.00                10.27
June 2004                           2                290,700.00                 0.86
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
ORIGINAL TERM:               Mortgage Loans      the Cutoff Date         the Cutoff Date
--------------               --------------      ---------------         ---------------
180  - 210                          9              1,027,716.84                 3.04
331  - 360                        416             32,799,933.03                96.96
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
REMAINING TERM:              Mortgage Loans      the Cutoff Date         the Cutoff Date
---------------              --------------      ---------------         ---------------
174  - 180                          9              1,027,716.84                 3.04
301  - 360                        416             32,799,933.03                96.96
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
SEASONING:                   Mortgage Loans      the Cutoff Date         the Cutoff Date
----------                   --------------      ---------------         ---------------
(less than or equal to) 0          42              3,764,960.00                11.13
1  -   6                          383             30,062,689.87                88.87
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======



See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             30

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
COMB LTV:                    Mortgage Loans      the Cutoff Date         the Cutoff Date
---------                    --------------      ---------------         ---------------
21.16  -  25.00                     1                 40,000.00                 0.12
25.01  -  30.00                     2                231,993.94                 0.69
30.01  -  35.00                     2                 94,968.79                 0.28
35.01  -  40.00                     5                200,456.88                 0.59
40.01  -  45.00                     7                286,749.36                 0.85
45.01  -  50.00                    18                819,972.39                 2.42
50.01  -  55.00                    11                511,683.52                 1.51
55.01  -  60.00                    31              1,429,786.66                 4.23
60.01  -  65.00                    31              2,027,249.27                 5.99
65.01  -  70.00                    64              4,343,813.63                12.84
70.01  -  75.00                    71              5,100,053.57                15.08
75.01  -  80.00                    94              8,649,400.19                25.57
80.01  -  85.00                    35              3,941,258.00                11.65
85.01  -  90.00                    53              6,150,263.67                18.18
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
DTI:                         Mortgage Loans      the Cutoff Date         the Cutoff Date
----                         --------------      ---------------         ---------------
 3.58  -   5.00                     1                 30,550.00                 0.09
 5.01  -  10.00                     3                 96,367.39                 0.28
10.01  -  15.00                     5                239,529.31                 0.71
15.01  -  20.00                    28              1,549,971.15                 4.58
20.01  -  25.00                    34              1,797,397.22                 5.31
25.01  -  30.00                    38              2,554,339.28                 7.55
30.01  -  35.00                    55              3,845,448.44                11.37
35.01  -  40.00                    64              4,911,859.84                14.52
40.01  -  45.00                    58              5,050,482.99                14.93
45.01  -  50.00                    74              7,096,103.71                20.98
50.01  -  54.99                    65              6,655,600.54                19.68
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
FICO SCORE:                  Mortgage Loans      the Cutoff Date         the Cutoff Date
-----------                  --------------      ---------------         ---------------
               0                   27              1,000,631.33                 2.96
      401  - 450                    3                210,943.71                 0.62
      451  - 500                   61              4,202,594.86                12.42
      501  - 550                  133             10,754,611.96                31.79
      551  - 600                  126             10,755,424.24                31.79
      601  - 650                   48              4,833,620.01                14.29
      651  - 700                   16              1,181,165.17                 3.49
      701  - 750                   10                821,158.59                 2.43
      751  - 759                    1                 67,500.00                 0.20
                                -----            --------------               ------
     TOTAL                        425             33,827,649.87               100.00
                                =====            ==============               ======



See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             31

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
PREPAY TERM:                 Mortgage Loans      the Cutoff Date         the Cutoff Date
------------                 --------------      ---------------         ---------------
 0                                  7                663,851.57                 1.96
24                                  1                132,300.00                 0.39
30                                  6                571,800.33                 1.69
36                                404             31,760,625.01                93.89
60                                  7                699,072.96                 2.07
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
LIEN:                        Mortgage Loans      the Cutoff Date         the Cutoff Date
-----                        --------------      ---------------         ---------------
First Lien                        425             33,827,649.87               100.00
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
OCCUPANCY:                   Mortgage Loans      the Cutoff Date         the Cutoff Date
----------                   --------------      ---------------         ---------------
Primary                           385             31,192,899.47                92.21
Non-owner                          40              2,634,750.40                 7.79
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
PROPERTY TYPE:               Mortgage Loans      the Cutoff Date         the Cutoff Date
--------------               --------------      ---------------         ---------------
      Single Family               375             29,354,895.07                86.78
      Two-Four Family              38              3,328,882.70                 9.84
      Condominium                  12              1,143,872.10                 3.38
                                -----            --------------               ------
     TOTAL                        425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
PURPOSE:                     Mortgage Loans      the Cutoff Date         the Cutoff Date
--------                     --------------      ---------------         ---------------
Cash Out Refinance                202             14,050,416.18                41.54
Debt Consolidation                130             12,350,748.79                36.51
Rate/Term Refinance                47              4,110,916.80                12.15
Purchase                           46              3,315,568.10                 9.80
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
DOCUMENTATION:               Mortgage Loans      the Cutoff Date         the Cutoff Date
--------------               --------------      ---------------         ---------------
Full Documentation                325             25,227,193.77                74.58
No Income Documentation            41              4,099,263.34                12.12
Limited Documentation              41              2,577,693.32                 7.62
Stated Income Documentation        18              1,923,499.44                 5.69
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======



See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             32

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
GRADE :                      Mortgage Loans      the Cutoff Date         the Cutoff Date
------                       --------------      ---------------         ---------------
A                                 187             18,761,582.91                55.46
B                                  79              5,774,701.35                17.07
C                                  99              6,602,873.29                19.52
D                                  60              2,688,492.32                 7.95
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
AMORTIZATION:                Mortgage Loans      the Cutoff Date         the Cutoff Date
-------------                --------------      ---------------         ---------------
Fully Amortizing                  425             33,827,649.87               100.00
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

                                                                         % of Aggregate
                                                Principal Balance       Principal Balance
                               Number of        Outstanding as of       Outstanding as of
STATE:                       Mortgage Loans      the Cutoff Date         the Cutoff Date
------                       --------------      ---------------         ---------------
Arizona                             2                240,750.00                 0.71
Arkansas                            4                403,869.30                 1.19
California                          3                534,481.62                 1.58
Colorado                            1                 66,950.00                 0.20
Connecticut                        11              1,340,478.63                 3.96
Delaware                            2                 92,977.96                 0.27
District of Columbia                1                 74,978.25                 0.22
Florida                             8                735,668.49                 2.17
Georgia                             7                690,152.12                 2.04
Illinois                           28              3,331,352.81                 9.85
Indiana                            11                819,649.37                 2.42
Kentucky                            3                140,570.43                 0.42
Louisiana                           6                479,164.65                 1.42
Maryland                           13              1,216,695.06                 3.60
Massachusetts                       4                539,308.59                 1.59
Michigan                           39              2,138,373.19                 6.32
Mississippi                         1                 49,956.88                 0.15
Missouri                            5                403,252.85                 1.19
New Jersey                         22              2,892,974.26                 8.55
New York                            1                 18,750.00                 0.06
North Carolina                     10                864,202.72                 2.55
Ohio                              151             10,517,639.68                31.09
Oklahoma                            2                177,862.44                 0.53
Pennsylvania                       65              4,368,225.54                12.91
Rhode Island                        1                 87,977.43                 0.26
South Carolina                      4                359,000.00                 1.06
Tennessee                           3                209,275.54                 0.62
Virginia                           12                885,029.22                 2.62
West Virginia                       5                148,082.84                 0.44
                                -----            --------------               ------
TOTAL                             425             33,827,649.87               100.00
                                =====            ==============               ======

See Disclaimer on Page 1 of this Preliminary Term Sheet.
GREENWICH CAPITAL                                                             33

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                               Date Prepared: May 24, 2001

                       Delta Home Equity Loan Trust 2001-1
            Home Equity Loan Asset-Backed Certificates, Series 2001-1

                          $[165,000,000] (Approximate)
                          Publicly Offered Certificates
                    Fixed and Adjustable Rate Mortgage Loans

                                   [FSA Logo]

                          (Senior Certificate Insurer)

             Approximate              Tranche            Certificate     WAL (Yrs)       Pmt Window           Expected Ratings (6)
Class    Principal Balance (1)         Type                Coupon       Call/Mat (5)   (Mos) Call/Mat (5)     S&P   Moody's  Fitch

A-1F         $[105,413,000]        Fixed Rate Senior        TBD (3)      _.__/_.__         _-/_-              AAA    Aaa      AAA
A-2F         $[35,250,000]         Fixed Rate Senior
IO                (2)            Fixed Rate Senior - IO     [7.00]%         N/A             N/A               AAA    Aaa      AAA
------------------------------------------------------------------------------------------------------------------------------------
M1-V         $[9,900,000]         Floating Rate Sub          (4)         _.__/_.__         _-/_-              AA     N/A      AA
M2-V         $[7,837,000]         Floating Rate Sub          (5)         _.__/_.__         _-/_-              A      N/A      A
B-V          $[6,600,000]         Floating Rate Sub          (6)         _.__/_.__         _-/_-              BBB    N/A      BBB

Total      $[165,000,000]

(1) The Certificates are backed primarily by the cash flow from a pool of fixed rate and adjustable rate mortgage loans as of the Cut-off Date (the "Mortgage Loans"). The Class A-1F Certificates are backed by fixed rate mortgage loans and the Class A-2F Certificates are backed by adjustable rate mortgage loans. The Certificate Principal Balances shown in the table above are based on the aggregate principal balance of the Mortgage Loans as of May 1, 2001 or the related origination date, plus the Pre-Funded Amount and are subject to a +/-10% variance.

(2) The Class IO Certificates will not receive any principal payments, but will accrue interest on its notional balance, which initially equals $[63,000,000] and reduces to $0.00 from month 2 through month 37, pursuant to the Class IO Notional Balance Schedule herein and remains at $0.00 thereafter.

(3) All Certificates, other than the Class IO Certificates, are subject to an available funds cap. The coupon on the Class A Certificates will increase by 0.50% after the first date on which the Clean-up Call is exercisable.

(4) The Class M1-V Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus __ bps (__ bps after the first date on which the Clean-up Call is exercisable); (ii) [14%]; and (iii) the available funds cap

(5) Class M2-V Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus __ bps (__ bps after the first date on which the Clean-up Call is exercisable); (ii) [14%]; and (iii) the available funds cap

(6) Class B-V Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus __ bps (__ bps after the first date on which the Clean-up Call is exercisable); (ii) [14%]; and (iii) the available funds cap.

(7)   See "Pricing Prepayment Speed" herein.

(8) The Seller contemplates only S&P and Fitch will rate the Class M-1, Class M-2 and Class B Certificates.

GREENWICH CAPITAL                                                              1
--------------------------------------------------------------------------------

Seller:                         Delta Funding Corporation ("Delta").

Servicer:                       Ocwen Federal Bank, FSB ("Ocwen").

Underwriter:                    Greenwich Capital Markets, Inc.

Custodian:                      Bank One, N.A. ("Bank One").

Trustee:                        Wells Fargo Bank Minnesota, N.A. ("Wells
                                Fargo").

Senior Certificate Insurer:     Financial Security Assurance Corporation
                                ("FSA," or the "Insurer").

Rating Agencies:                S&P, Fitch and Moody's (Moody's rates
                                only the Senior Certificates).

Cut-off Date:                   The close of business on May 1, 2001 or the
                                origination date of a Mortgage Loan, if such date is after May 1, 2001.

Pricing Date:                   On or about May [30], 2001.

Closing Date:                   On or about June [12], 2001.

Settlement Date:                On or about June [12], 2001, through DTC
                                and upon request through Euroclear or
                                Clearstream, Luxembourg.

Distribution Date:              The 15th day of each month (or the next
                                succeeding business day) commencing on
                                June 15, 2001.

Certificates Offered:           The "Senior Certificates" will consist of (i)
                                the Class A-1F, Class A-2F (together the "Class
                                A Certificates") and Class IO Certificates. The
                                "Subordinate Certificates" will consist of the Class M-1, Class M-2 and Class B Certificates.
                                The Senior Certificates and the Subordinate
                                Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:               The Senior Certificates will settle with
                                accrued interest. The price to be paid by investors for the Senior Certificates will include accrued interest from May 1, 2001 up to, but not including, the Settlement Date ([42] days).

                                The Subordinate Certificates will settle flat.

Interest Accrual Period:        The interest accrual period for the Senior
                                Certificates with respect to any Distribution
                                Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

                                The interest accrual period with respect to the Subordinate Certificates for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                                Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

Federal Tax Status:             It is anticipated that the Certificates will be
                                treated as REMIC regular interests for tax purposes.

Registration:                   The Certificates will be available in book-entry
                                form through DTC, and upon request, through Clearstream, Luxembourg and the Euroclear system.

See Disclaimer on Page 1 of this Preliminary Term Sheet.                       2
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

ERISA Eligibility:              The Certificates are expected to be ERISA
                                eligible.

SMMEA Eligibility:              The Certificates will NOT constitute "mortgage
                                related securities" for purposes of SMMEA.

Mortgage Loans:                 As of the Cut-Off Date, the aggregate principal
                                balance of the Mortgage Loans described herein was approximately $132,183,501.75, (the
                                "Statistic Calculation Mortgage Loans"). See attached collateral descriptions for more information. On or prior to the Closing Date, additional mortgage loans having similar characteristics to the Statistic Calculation
                                Mortgage Loans will be added to the trust (the
                                "Additional Mortgage Loans", and together with the Statistic Calculation Mortgage Loans, the
                                "Initial Mortgage Loans"). A deposit (the initial "Pre-Funded Amount") will be made to a pre-funding account on the Closing Date. On or prior to [July 15, 2001], (the "Pre-Funding
                                Period"), the Pre-Funded Amount on deposit in the pre-funding account will be used to purchase subsequent Mortgage Loans (to the extent funds are available) having similar characteristics to the Initial Mortgage Loans and together with the Initial Mortgage Loans, the "Mortgage Loans"
                                (with any unused portion of such deposit amount to be distributed as principal on the Certificates).

Fixed Rate
Mortgage Loans:                 Approximately $[98,355,851.88] of the Statistic
                                Calculation Mortgage Loans consists of fixed rate mortgage loans. Approximately [__]% of the initial Pre-Funded Amount will be used to purchase subsequent Fixed Rate Mortgage Loans.

Adjustable Rate
Mortgage Loans:                 Approximately $[33,827,649.87] of the Statistic
                                Calculation Mortgage Loans consists of
                                adjustable rate mortgage loans which adjust based on the Six-Month LIBOR index. The
                                Statistic Calculation Mortgage Loans that are adjustable mortgage loans consist of approximately $[33,695,349.87] of 3/27 adjustable rate mortgage loans and approximately
                                $[132,300.00] of 2/28 adjustable rate mortgage loans. Approximately [__]% of the initial
                                Pre-Funded Amount will be used to purchase subsequent Adjustable Rate Mortgage Loans.

Pricing Prepayment Speed:       The Certificates were priced based on the
                                following prepayment assumptions:

                                Fixed rate Mortgage Loans: 115% of PPC-F (100% PPC-F is equal to 4% - 20% CPR over 12 months).

                                Adjustable rate Mortgage Loans: 100% of PPC-A (100% PPC-A is equal to 4% - 35% CPR over 30 months).

Optional Termination:           The terms of the transaction allow for a
                                clean-up call (the "Clean-up Call") which may be exercised once the current aggregate principal balance of the Mortgage Loans is less than or equal to [10]% of the sum of the initial aggregate principal balance of Mortgage Loans.

Available Funds Cap:            As to any Distribution Date, a per annum rate
                                equal to:
                                (i)   the weighted average gross rate of
                                      the Mortgage Loans less servicing and
                                      trustee fee rates; minus
                                (ii)  the insurer premium rate with respect to
                                      the Senior Certificates; minus
                                (iii) the certificate rate on the Class IO
                                      Certificates multiplied by a fraction
                                      equal to:
                                      (a) the notional balance of the Class IO
                                          Certificates prior to such
                                          Distribution Date, divided by
                                      (b) the current aggregate principal
                                          balance of the Mortgage Loans.

See Disclaimer on Page 1 of this Preliminary Term Sheet.                       3
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Net Rate Cap Carryover:         As to any Distribution Date and the Class A and
                                Subordinate Certificates, the sum of:
                                (i) the excess, if any, of interest due such Certificates (calculated without regard to the Available Funds Cap) over interest due such Certificates at a rate equal to the Available Funds Cap;
                                (ii)  any Net Rate Cap Carryover remaining
                                      unpaid from prior Distribution Dates; and
                                (iii) interest on the amount in clause (ii)
                                      at the related certificate rate (without regard to the Available Funds Cap).

Credit Enhancement:             Credit enhancement for the Certificates will
                                consist of (I) for the Senior Certificates only, a Monoline Insurance Policy (the "Policy"), (ii)
                                Excess Interest Collections (defined below),
                                (iii) overcollateralization and (iv) the subordination of Certificates with lower payment priorities.

Credit Enhancement
Percentages:                                               Target Credit Enh.
                                                           ------------------
                                 Initial Credit Enh.     After Stepdown Date (1)
                                 -------------------     -----------------------
                                Rating     Percent        Rating       Percent
                                ------     -------        ------       -------
                                 AAA       [14.75]%        AAA        [35.00]%
                                 AA         [8.75]%        AA         [23.00]%
                                 A          [4.00]%        A          [13.50]%
                                 BBB         0.00%         BBB         [5.50]%

                                A. Includes overcollateralization target, assuming a Cumulative Loss or Delinquency Event is not in effect.

Insurance Policy:               The Policy will guarantee the timely payment of
                                interest and ultimate payment of principal on the Senior Certificates. The Policy does not cover the Class M-1, Class M-2 or Class B
                                Certificates.

Excess Interest Collections:    For each Distribution Date, the interest
                                collections from the Mortgage Loans minus the sum of (I) the interest paid on the Certificates; (ii) the servicing and trustee fees paid in respect of the Mortgage Loans;
                                (iii) the insurer premium paid and any
                                unreimbursed draws on the Policy.

Overcollateralization
Amount: The Certificateholders will be entitled to receive distributions of Excess Interest Collections as principal until the Overcollateralization Amount equals the Required Overcollateralization Amount. This distribution of interest as principal will have the effect of accelerating the Certificates relative to the underlying Mortgage Loans. On any Distribution Date, the Overcollateralization Amount will be the amount by which the balance of the Mortgage Loans (the "Mortgage Loan Balance") exceeds the balance of the Certificates (the "Certificate Principal Balance"). On any Distribution Date on which the Mortgage Loan Balance does not exceed the Certificate Principal Balance by the Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Certificateholders to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

See Disclaimer on Page 1 of this Preliminary Term Sheet.                       4
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Required
Overcollateralization
Amount: On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:
                                (i)  prior to the Stepdown Date, [2.75]% of the
                                     initial balance of the Certificates.
                                (ii) on or after the Stepdown Date, the greater
                                     of:
                                     (a) the lesser of:
                                         (x) [2.75]% of the initial balance
                                             of the Certificates; and
                                         (y) [5.50]% of the current balance of
                                             the Mortgage Loans;
                                B. 0.50% of the initial balance of the
                                Certificates (the "OC Floor").

                                On any Distribution Date on which a Cumulative Loss Event has occurred, the Required Overcollateralization Amount is equal to the lesser of (a) [11.00]% of the current balance of the Mortgage Loans and (b) [2.75]% of the initial balance of the Certificates.

                                On any Distribution Date on which a Delinquency Event has occurred, the Required
                                Overcollateralization Amount is equal to the Required Overcollateralization Amount as of the preceding Distribution date.

Subordination Required
Overcollateralization
Amount: On any Distribution Date on which a Delinquency Event has not occurred, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount exclusive of the OC Floor calculation, otherwise the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

Cumulative Loss Event:          A Cumulative Loss Event will have occurred if
                                the cumulative net loss rates exceed the applicable percentage of the aggregate initial balance of the Certificates during applicable periods of time as follows:

                                Distribution Dates                 Percentages
                                ------------------                 -----------
                                37-48                                [2.50]%
                                49-60                                [2.90]%
                                61-72                                [3.40]%
                                73-84                                [3.80]%
                                85 and thereafter                    [4.00]%

Delinquency Event:              The three-month rolling average of the
                                percentage of Mortgage Loans 60+ days delinquent exceeds 40% of the percentage equal to the credit enhancement provided to the Senior
                                Certificates.

Stepdown Date:                  The later to occur of:
                                (i) the earlier to occur of:
                                    (a) the Distribution Date occurring in
                                        [June] 2004; and
                                    (b) the Distribution Date on which the
                                        aggregate balance of the Class A
                                        Certificates is reduced to zero; and
                                C. the first Distribution Date on which the
                                   credit enhancement provided to the Senior
                                   Certificates is at least equal to [35.00]%.

Subordination
Increase Amount:                As to any Distribution Date, the lesser of the
                                Subordination Deficiency and Excess Interest
                                Collections.


See Disclaimer on Page 1 of this Preliminary Term Sheet.                      5
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Subordination Deficiency:       As to any Distribution Date, the excess, if any,
                                of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:               As to any Distribution Date, the lesser of (I)
                                the principal payments received on the Mortgage
                                Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required
                                Overcollateralization Amount (assuming 100% of the distribution of principal payments received on the Mortgage Loans is distributed to the Certificates).

Priority of Distributions:      Available Funds will be distributed in the
                                following order of priority, in each case, to the extent of funds remaining:

                                1. To the Custodian and Trustee, the related
                                   fees and to the Insurer, the premium payable on the Senior Certificates;
                                2. To the Senior Certificates, the related
                                   interest due, plus any related interest
                                   carryover shortfall;
                                3. Sequentially, to the Class M-1, Class M-2 and
                                   Class B Certificates, the related interest due;
                                4. Concurrently, to the Class A-1F and Class
                                   A-2F Certificates, from the Fixed Rate and
                                   Adjustable Rate Mortgage Loans, respectively, the related Principal Distribution Amount for such Distribution Date, excluding any Subordination Increase Amount;
                                5. To the Insurer, any reimbursement amounts due
                                   for prior draws on the Policy;
                                6. Sequentially, to the Class M-1, Class M-2 and
                                   Class B Certificates, the related principal distribution amount due, excluding any Subordination Increase Amounts;
                                7. To the Certificates, the related
                                   Subordination Increase Amount, distributed as in priorities 4 and 6 above;
                                8. Sequentially, to the Class M-1, Class M-2 and
                                   Class B Certificates, any interest and
                                   principal shortfalls;
                                9. Sequentially, to the Class A, Class M-1,
                                   Class M-2 and Class B Certificates, the
                                   related Net Rate Cap Carryover;
                                10. To the Trustee, reimbursement for any
                                    expenses incurred by a servicing transfer related to the resignation or termination of the Servicer;
                                11. To the residual certificates, any remaining
                                    amounts.

Principal Distribution
Amount: As to any Distribution Date, the lesser of: (I) the balance of the Certificates prior to such Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount.

Senior Principal
Distribution Amount:            As to any Distribution Date prior to the
                                Stepdown Date or during the continuation of a Delinquency Event, the lesser of (I) 100% of the Principal Distribution Amount and (ii) the balance of the Class A Certificates.

                                As to any other Distribution Date, an amount equal to the excess, if any, of (I) the balance of the Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) [__.__]% of the balance of the Mortgage Loans as of the end of the related due period less the Subordination Required Overcollateralization
                                Amount for that distribution date and (b) the balance of the Mortgage Loans as of such Distribution Date less the OC Floor.


See Disclaimer on Page 1 of this Preliminary Term Sheet.                       6
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Class A-1F Principal
Distribution Amount:            The product of the Senior Principal Distribution
                                Amount and the related Principal Allocation
                                Percentage.

Class A-2F Principal
Distribution Amount:            The product of the Senior Principal Distribution
                                Amount and the related Principal Allocation
                                Percentage.

Principal Allocation
Percentage:                     For the Class A-1F and Class A-2F Certificates,
                                respectively, a fraction, which equals: (x) the total amount of principal received or advanced with respect to the related Mortgage Loans, divided by (y) the total amount of principal received with respect to all Mortgage Loans.

Class M-1 Principal
Distribution Amount:            As to any Distribution Date on or after the
                                Stepdown Date, (x) 100% of the Principal
                                Distribution Amount if the balance of the Class
                                A Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:
                                A. the sum of:
                                (i)  the aggregate class principal balance of
                                     the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date, and
                                (ii) the class principal balance of the Class
                                     M-1 Certificates immediately prior to the applicable Distribution Date; over
                                D. the lesser of:
                                (i)  [__.__%] of the balance of the Mortgage
                                     Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and
                                (ii) the balance of the Mortgage Loans as of the
                                     last day of the related due period, minus the OC Floor.

Class M-2 Principal
Distribution Amount:            As to any Distribution Date on or after the
                                Stepdown Date, (x) 100% of the Principal
                                Distribution Amount if the aggregate balance of the Class A Certificates and Class M-1
                                Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:
                                A. the sum of
                                (i)   the aggregate class principal balance of
                                      the Class A Certificates, after taking
                                      into account distributions of the Senior
                                      Principal Distribution Amount for the
                                      applicable Distribution Date,
                                (ii)  the aggregate class principal balance of
                                      the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and
                                (iii) the class principal balance of the Class
                                      M-2 Certificates immediately prior to the applicable Distribution Date; over
                                E. the lesser of:
                                   (i)  [__.__%] of the balance of the Mortgage
                                        Loans as of the last day of the related
                                        due period less the Subordination
                                        Required Overcollateralization Amount
                                        for that Distribution Date, and
                                   (ii) the balance of the Mortgage Loans as of
                                        the last day of the related due period
                                        minus the OC Floor.


See Disclaimer on Page 1 of this Preliminary Term Sheet.                       7
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

Class B Principal
Distribution Amount:            As to any Distribution Date on or after the
                                Stepdown Date, (x) 100% of the Principal
                                Distribution Amount if the aggregate balance of the Class A, Class M-1 and Class M-2
                                Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:
                                F. the sum of:
                                  (i) the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,
                                  (ii) the aggregate class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,
                                  (iii) the aggregate class principal balance of
                                        the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and
                                  (iv)  the class principal balance of the
                                        Class B Certificates immediately prior
                                        to the applicable Distribution Date;
                                        over
                                G. the lesser of:
                                   (i)  100.00% of the balance of the Mortgage
                                        Loans as of the last day of the related
                                        due period less the Subordination
                                        Required Overcollateralization Amount
                                        for that Distribution Date, and
                                   (ii) the balance of the Mortgage Loans as of
                                        the last day of the related due period
                                        minus the OC Floor.

Allocation of Losses:           Losses not covered by the available credit
                                enhancement will be allocated in the reverse order of payment priority (first to the Class B, then the Class M-2 and then the Class M-1
                                Certificates).

Class IO Notional
Balance Schedule:               The notional balance of the Class IO
                                Certificates will be equal to the lesser of (a) the balance of the Mortgage Loans and (b) the balance indicated in the schedule provided below.

                                Distribution Month           Notional Balance
                                ------------------           ----------------
                                1 to 3                        $[63,000,000]
                                4 to 6                         [58,500,000]
                                7 to 9                         [53,500,000]
                                10 to 12                       [46,500,000]
                                13 to 15                       [41,500,000]
                                16 to 18                       [36,500,000]
                                19 to 21                       [31,500,000]
                                22 to 24                       [26,500,000]
                                25 to 27                       [22,500,000]
                                28 to 30                       [18,500,000]
                                31 to 33                       [15,500,000]
                                34 to 36                       [13,500,000]
                                37 and after                             0


See Disclaimer on Page 1 of this Preliminary Term Sheet.                       8
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

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


See Disclaimer on Page 1 of this Preliminary Term Sheet.                      9
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

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                 Statistic Calculation Mortgage Loan Statistics
                             As of the Cut-Off Date

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                   05/21/2001

                             Actual Balance 05/01/01

PRODUCT:                               2/28 ARMs, 3/28 ARMs & Fixed Rate

TOTAL CURRENT BALANCE:                       132,183,501.75

NUMBER OF LOANS:                                      1,715

                                                                                                Minimum             Maximum
                                                                                                -------             -------
AVG CURRENT BALANCE:                             $77,074.93                                    $5,000.00         $420,596.29

WAVG GROSS COUPON:                                 11.44736 %                                    6.99000             16.09000 %

WAVG GROSS MARGIN:                                   6.3740 %                                     3.7000               9.3900 %
WAVG PERIOD RATE CAP:                                1.0000 %                                     1.0000               1.0000 %
WAVG MIN INT RATE:                                  11.0629 %                                     6.9900              15.0900 %
WAVG MAX INT RATE:                                  18.0629 %                                    13.9900              22.0900 %

WAVG NEXT RESET:                                         34  months                                   22                   36 months

WAVG COMB LTV:                                        72.06 %                                       9.52                90.16 %

WAVG DTI RATIO:                                       39.85 %                                       0.00                54.99 %

WAVG FICO SCORE:                                        584                                          427                  793

WAVG ORIGINAL TERM:                                  329.34 months                                 60.00               360.00 months
WAVG REMAINING TERM:                                 327.37 months                                 57.00               360.00 months
WAVG SEASONING:                                        1.98 months                                  0.00                 6.00 months

TOP PREPAYMENT CONCENTRATIONS ($):     81.74%  Prepayment Penalty, 18.26% No Prepayment Penalty

WAVG PREPAY TERM:                                        33 months                                    12                   60 months

TOP STATE CONCENTRATIONS ($):          23.96%  New York, 14.71% Ohio, 9.90% Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION ($):     0.70%  11233 (Brooklyn, NY)

FIRST PAY DATE:                                                                        Dec 01, 2000                   Jul 09, 2001
NEXT RATE ADJ DATE:                                                                    Mar 30, 2003                   Jun 09, 2004
MATURE DATE:                                                                           Feb 22, 2006                   Jun 09, 2031


See Disclaimer on Page 1 of this Preliminary Term Sheet.                      10
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 CURRENT BALANCE:                                     Mortgage Loans           the Cutoff Date             the Cutoff Date
-----------------                                     --------------          -----------------          -----------------
  5,000  -    50,000                                       708                   24,007,984.89                    18.16
 50,001  -   100,000                                       574                   41,562,626.87                    31.44
100,001  -   150,000                                       259                   31,813,805.99                    24.07
150,001  -   200,000                                       103                   17,589,279.14                    13.31
200,001  -   250,000                                        50                   11,009,718.16                     8.33
250,001  -   300,000                                        16                    4,362,757.28                     3.30
300,001  -   350,000                                         3                    1,006,733.13                     0.76
400,001  -   420,596                                         2                      830,596.29                     0.63
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 GROSS COUPON:                                        Mortgage Loans           the Cutoff Date             the Cutoff Date
-------------                                         --------------          -----------------          ------------------
 6.99000  -  7.00000                                         1                       40,000.00                     0.03
 7.50001  -  8.00000                                         7                      785,245.00                     0.59
 8.00001  -  8.50000                                        13                    1,397,546.70                     1.06
 8.50001  -  9.00000                                        42                    4,809,506.17                     3.64
 9.00001  -  9.50000                                        49                    5,617,643.08                     4.25
 9.50001  - 10.00000                                       133                   13,150,638.11                     9.95
10.00001  - 10.50000                                       114                   10,534,581.64                     7.97
10.50001  - 11.00000                                       223                   17,970,472.24                    13.60
11.00001  - 11.50000                                       161                   13,277,232.62                    10.04
11.50001  - 12.00000                                       226                   17,223,963.66                    13.03
12.00001  - 12.50000                                       199                   13,493,781.06                    10.21
12.50001  - 13.00000                                       238                   16,634,220.38                    12.58
13.00001  - 13.50000                                       137                    7,629,077.79                     5.77
13.50001  - 14.00000                                       102                    5,953,229.00                     4.50
14.00001  - 14.50000                                        49                    2,512,252.02                     1.90
14.50001  - 15.00000                                        13                      757,354.93                     0.57
15.00001  - 15.50000                                         5                      272,926.81                     0.21
15.50001  - 16.00000                                         2                       79,440.55                     0.06
16.00001  - 16.09000                                         1                       44,389.99                     0.03
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 GROSS MARGIN:                                        Mortgage Loans           the Cutoff Date             the Cutoff Date
-------------                                         --------------          -----------------          -----------------
3.700  -  4.000                                              1                      146,250.00                     0.43
4.001  -  4.500                                              4                      365,891.11                     1.08
4.501  -  5.000                                             26                    2,523,460.18                     7.46
5.001  -  5.500                                             49                    5,098,788.18                    15.07
5.501  -  6.000                                             69                    6,203,345.96                    18.34
6.001  -  6.500                                             64                    5,001,042.36                    14.78
6.501  -  7.000                                             68                    5,018,109.47                    14.83
7.001  -  7.500                                             50                    4,398,400.36                    13.00
7.501  -  8.000                                             45                    2,535,362.12                     7.49
8.001  -  8.500                                             29                    1,343,490.34                     3.97
8.501  -  9.000                                             14                      950,509.79                     2.81
9.001  -  9.390                                              6                      243,000.00                     0.72
                                                         -----                  --------------                   ------
 TOTAL                                                     425                   33,827,649.87                   100.00
                                                         =====                  ==============                   ======



See Disclaimer on Page 1 of this Preliminary Term Sheet.                      11
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
PERIOD RATE CAP:                                      Mortgage Loans           the Cutoff Date             the Cutoff Date
-------------                                         --------------          -----------------          -----------------
1.000                                                      425                   33,827,649.87                   100.00
                                                         -----                  --------------                   ------
 TOTAL                                                     425                   33,827,649.87                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
MIN INT CAP:                                          Mortgage Loans           the Cutoff Date             the Cutoff Date
-------------                                         --------------          -----------------          -----------------
 6.99000  - 10.00000                                        84                    9,181,875.07                    27.14
10.00001  - 10.50000                                        38                    3,601,472.65                    10.65
10.50001  - 11.00000                                        71                    5,883,077.52                    17.39
11.00001  - 11.50000                                        46                    3,706,371.81                    10.96
11.50001  - 12.00000                                        40                    2,764,911.19                     8.17
12.00001  - 12.50000                                        34                    2,573,700.12                     7.61
12.50001  - 13.00000                                        37                    2,746,362.88                     8.12
13.00001  - 13.50000                                        35                    1,619,323.67                     4.79
13.50001  - 14.00000                                        28                    1,332,477.76                     3.94
14.00001  - 14.50000                                        11                      343,198.52                     1.01
15.00001  - 15.09000                                         1                       74,878.68                     0.22
                                                         -----                  --------------                   ------
 TOTAL                                                     425                   33,827,649.87                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
MAX INT CAP:                                          Mortgage Loans           the Cutoff Date             the Cutoff Date
-------------                                         --------------          -----------------          -----------------
13.99000  - 17.00000                                        84                    9,181,875.07                    27.14
17.00001  - 17.50000                                        38                    3,601,472.65                    10.65
17.50001  - 18.00000                                        71                    5,883,077.52                    17.39
18.00001  - 18.50000                                        46                    3,706,371.81                    10.96
18.50001  - 19.00000                                        40                    2,764,911.19                     8.17
19.00001  - 19.50000                                        34                    2,573,700.12                     7.61
19.50001  - 20.00000                                        37                    2,746,362.88                     8.12
20.00001  - 20.50000                                        35                    1,619,323.67                     4.79
20.50001  - 21.00000                                        28                    1,332,477.76                     3.94
21.00001  - 21.50000                                        11                      343,198.52                     1.01
22.00001  - 22.09000                                         1                       74,878.68                     0.22
                                                         -----                  --------------                   ------
 TOTAL                                                     425                   33,827,649.87                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
MONTH TO NEXT CHANGE DATE:                            Mortgage Loans           the Cutoff Date             the Cutoff Date
--------------------------                            --------------          -----------------          -----------------
March 2003                                                   1                      132,300.00                     0.39
November 2003                                               22                    1,335,687.57                     3.95
December 2003                                               13                    1,028,585.89                     3.04
January 2004                                                 8                      594,893.35                     1.76
Febuary 2004                                                72                    5,595,831.39                    16.54
March 2004                                                 141                   10,998,225.97                    32.51
April 2004                                                 126                   10,377,165.70                    30.68
May 2004                                                    40                    3,474,260.00                    10.27
June 2004                                                    2                      290,700.00                     0.86
                                                         -----                  --------------                   ------
 TOTAL                                                     425                   33,827,649.87                   100.00
                                                         =====                  ==============                   ======


See Disclaimer on Page 1 of this Preliminary Term Sheet.                      12
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
ORIGINAL TERM:                                        Mortgage Loans           the Cutoff Date             the Cutoff Date
-------------                                         --------------          -----------------          -----------------
 60  -  90                                                  10                      347,574.73                     0.26
 91  - 150                                                  61                    3,332,083.04                     2.52
151  - 210                                                 221                   13,125,354.53                     9.93
211  - 270                                                  68                    5,449,278.60                     4.12
271  - 330                                                  24                    2,259,292.00                     1.71
331  - 360                                               1,331                  107,669,918.85                    81.45
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
REMAINING TERM:                                       Mortgage Loans           the Cutoff Date             the Cutoff Date
--------------                                        --------------          -----------------          -----------------
 57  -  60                                                   2                       51,946.04                     0.04
 61  - 120                                                  55                    2,604,160.14                     1.97
121  - 180                                                 230                   13,784,644.98                    10.43
181  - 240                                                  71                    5,630,578.07                     4.26
241  - 300                                                  23                    2,094,230.54                     1.58
301  - 360                                               1,334                  108,017,941.98                    81.72
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
SEASONING:                                            Mortgage Loans           the Cutoff Date             the Cutoff Date
----------                                            --------------          -----------------          -----------------
(less than or equal to) 0                                  172                   15,059,593.00                    11.39
1 - 6                                                    1,543                  117,123,908.75                    88.61
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
COMB LTV:                                             Mortgage Loans           the Cutoff Date             the Cutoff Date
--------                                              --------------          -----------------          -----------------
 9.52  -  10.00                                              1                       40,000.00                     0.03
10.01  -  15.00                                              1                       78,000.00                     0.06
15.01  -  20.00                                              3                      101,523.23                     0.08
20.01  -  25.00                                             11                      545,651.14                     0.41
25.01  -  30.00                                              7                      454,847.38                     0.34
30.01  -  35.00                                             17                    1,004,936.72                     0.76
35.01  -  40.00                                             20                    1,110,341.59                     0.84
40.01  -  45.00                                             34                    1,990,222.93                     1.51
45.01  -  50.00                                             61                    3,296,297.51                     2.49
50.01  -  55.00                                             66                    4,350,621.76                     3.29
55.01  -  60.00                                            147                    9,646,500.41                     7.30
60.01  -  65.00                                            163                   12,631,867.59                     9.56
65.01  -  70.00                                            286                   20,521,773.00                    15.53
70.01  -  75.00                                            305                   25,435,805.14                    19.24
75.01  -  80.00                                            325                   25,266,637.76                    19.11
80.01  -  85.00                                            156                   13,576,115.93                    10.27
85.01  -  90.00                                            111                   12,101,201.66                     9.15
90.01  -  90.16                                              1                       31,158.00                     0.02
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======



See Disclaimer on Page 1 of this Preliminary Term Sheet.                      13
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
DTI:                                                  Mortgage Loans           the Cutoff Date             the Cutoff Date
----                                                  --------------          -----------------          -----------------
(less than or equal to) 0.00                                 3                      204,410.71                     0.15
 0.01  -   5.00                                              9                      858,131.51                     0.65
 5.01  -  10.00                                             17                    1,076,655.89                     0.81
10.01  -  15.00                                             38                    2,215,514.62                     1.68
15.01  -  20.00                                             74                    4,232,146.91                     3.20
20.01  -  25.00                                            124                    6,596,144.42                     4.99
25.01  -  30.00                                            159                   10,758,992.77                     8.14
30.01  -  35.00                                            195                   14,362,487.71                    10.87
35.01  -  40.00                                            240                   17,510,850.85                    13.25
40.01  -  45.00                                            277                   22,759,927.71                    17.22
45.01  -  50.00                                            286                   24,389,176.36                    18.45
50.01  -  54.99                                            293                   27,219,062.29                    20.59
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
FICO SCORE:                                           Mortgage Loans           the Cutoff Date             the Cutoff Date
-----------                                           --------------          -----------------          -----------------
(less than or equal to) 0.00                                89                    3,777,724.05                     2.86
400.01  - 450.00                                            13                      839,780.24                     0.64
450.01  - 500.00                                           190                   11,352,272.38                     8.59
500.01  - 550.00                                           464                   34,096,504.53                    25.79
550.01  - 600.00                                           430                   34,710,530.18                    26.26
600.01  - 650.00                                           285                   24,647,051.36                    18.65
650.01  - 700.00                                           145                   13,070,212.78                     9.89
700.01  - 750.00                                            71                    7,270,654.41                     5.50
750.01  - 793.00                                            28                    2,418,771.82                     1.83
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
PREPAY TERM:                                          Mortgage Loans           the Cutoff Date             the Cutoff Date
------------                                          --------------          -----------------          -----------------
 0                                                         341                   24,141,876.27                    18.26
12                                                         259                   26,143,342.50                    19.78
24                                                           1                      132,300.00                     0.10
30                                                           8                      960,384.86                     0.73
36                                                         930                   68,781,478.36                    52.03
42                                                           1                       69,937.16                     0.05
60                                                         175                   11,954,182.60                     9.04
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
LIEN:                                                 Mortgage Loans           the Cutoff Date             the Cutoff Date
-----                                                 --------------          -----------------          -----------------
 First Lien                                              1,526                  124,081,135.88                    93.87
 Second Lien                                               189                    8,102,365.87                     6.13
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======


See Disclaimer on Page 1 of this Preliminary Term Sheet.                      14
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
OCCUPANCY:                                            Mortgage Loans           the Cutoff Date             the Cutoff Date
----------                                            --------------          -----------------          -----------------
  Primary                                                1,385                  105,589,746.46                    79.88
  Non-owner                                                330                   26,593,755.29                    20.12
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
PROPERTY TYPE:                                        Mortgage Loans           the Cutoff Date             the Cutoff Date
--------------                                        --------------          -----------------          -----------------
  Single Family                                          1,252                   86,809,535.30                    65.67
  Two-Four Family                                          188                   17,659,371.25                    13.36
  Multi-Use                                                118                   12,405,072.38                     9.38
  Five-Eight Family                                         82                    9,534,063.87                     7.21
  Condominium                                               53                    4,678,769.65                     3.54
  Manufactured Housing                                      22                    1,096,689.30                     0.83
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
DOCUMENTATION:                                        Mortgage Loans           the Cutoff Date             the Cutoff Date
--------------                                        --------------          -----------------          -----------------
  Full                                                   1,223                   89,483,138.64                    67.70
  No Income Verification                                   291                   26,247,253.80                    19.86
  Limited                                                  146                   10,929,991.64                     8.27
  Stated Income                                             55                    5,523,117.67                     4.18
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
GRADE:                                                Mortgage Loans           the Cutoff Date             the Cutoff Date
------                                                --------------          -----------------          -----------------
  A                                                        900                   83,532,810.51                    63.19
  B                                                        319                   20,334,463.25                    15.38
  C                                                        326                   19,929,472.43                    15.08
  D                                                        170                    8,386,755.56                     6.34
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
AMORTIZATION:                                         Mortgage Loans           the Cutoff Date             the Cutoff Date
-------------                                         --------------          -----------------          -----------------
  Fully Amortizing                                       1,715                  132,183,501.75                   100.00
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======


See Disclaimer on Page 1 of this Preliminary Term Sheet.                      15
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
STATE:                                                Mortgage Loans           the Cutoff Date             the Cutoff Date
------                                                --------------          -----------------          -----------------
  Arizona                                                    2                      240,750.00                     0.18
  Arkansas                                                  18                      980,893.35                     0.74
  California                                                 7                      747,827.08                     0.57
  Colorado                                                   6                      448,236.56                     0.34
  Connecticut                                               52                    4,693,378.40                     3.55
  Delaware                                                   9                      428,685.79                     0.32
  District of Columbia                                       4                      280,833.79                     0.21
  Florida                                                   21                    1,380,598.53                     1.04
  Georgia                                                   42                    2,944,089.02                     2.23
  Illinois                                                 108                   10,686,496.48                     8.08
  Indiana                                                   47                    2,824,719.40                     2.14
  Kansas                                                     1                       76,705.79                     0.06
  Kentucky                                                  10                      356,831.85                     0.27
  Louisiana                                                 27                    1,568,379.21                     1.19
  Maine                                                      4                      214,773.40                     0.16
  Maryland                                                  52                    3,498,887.13                     2.65
  Massachusetts                                             46                    4,209,055.19                     3.18
  Michigan                                                  65                    3,548,111.84                     2.68
  Minnesota                                                  1                       69,937.16                     0.05
  Mississippi                                               42                    1,941,890.66                     1.47
  Missouri                                                  39                    2,755,459.24                     2.08
  New Hampshire                                              6                      361,073.93                     0.27
  New Jersey                                                99                   10,894,663.58                     8.24
  New Mexico                                                 1                       20,984.50                     0.02
  New York                                                 308                   31,677,184.98                    23.96
  North Carolina                                            62                    4,770,103.96                     3.61
  Ohio                                                     274                   19,438,985.97                    14.71
  Oklahoma                                                   5                      252,055.41                     0.19
  Pennsylvania                                             245                   13,088,084.60                     9.90
  Rhode Island                                              20                    1,574,875.80                     1.19
  South Carolina                                            14                    1,071,367.52                     0.81
  Tennessee                                                 32                    2,174,517.15                     1.65
  Virginia                                                  24                    1,794,343.35                     1.36
  Washington                                                 2                      204,956.28                     0.16
  West Virginia                                             18                      840,985.69                     0.64
  Wisconsin                                                  1                       84,979.16                     0.06
  Wyoming                                                    1                       37,800.00                     0.03
                                                         -----                  --------------                   ------
 TOTAL                                                   1,715                  132,183,501.75                   100.00
                                                         =====                  ==============                   ======


See Disclaimer on Page 1 of this Preliminary Term Sheet.                      16
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                   05/24/2001

             DELTA FUNDING HOME EQUITY LOAN TRUST 2001-1 FIXED RATE
                             Actual Balance 05/01/01

PRODUCT:                                       Fixed Rate

TOTAL CURRENT BALANCE:                        98,355,851.88

NUMBER OF LOANS:                                      1,290

                                                                                                Minimum            Maximum
                                                                                                -------            -------
AVG CURRENT BALANCE:                             $76,244.85                                    $5,000.00          $420,596.29

WAVG GROSS COUPON:                                 11.57958 %                                    7.74000             16.09000 %

WAVG COMB LTV:                                        70.73 %                                       9.52                90.16 %

WAVG FICO SCORE:                                        592                                          427                  793

WAVG ORIGINAL TERM:                                  320.68 months                                 60.00               360.00 months
WAVG REMAINING TERM:                                 318.68 months                                 57.00               360.00 months
WAVG SEASONING:                                        2.00 months                                  0.00                 6.00 months

WAVG DTI RATIO:                                       39.75 %                                       0.01                54.99 %

TOP PREPAYMENT CONCENTRATIONS ($):     76.13%  Prepayment Penalty
                                       23.87%  No Prepayment Penalty

WAVG PREPAY TERM:                                        31 months                                    12                   60 months

TOP STATE CONCENTRATIONS ($):          32.19% New York, 9.07% Ohio, 8.87% Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION ($):     0.94% 11233 (Brooklyn, NY)

FIRST PAY DATE:                                                              Dec 07, 2000           Jun 15, 2001
MATURE DATE:                                                                 Feb 22, 2006           May 14, 2031


See Disclaimer on Page 1 of this Preliminary Term Sheet.                      17
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
CURRENT BALANCE:                                      Mortgage Loans           the Cutoff Date             the Cutoff Date
----------------                                      --------------          -----------------          -----------------
   5,000  -    50,000                                      552                   18,485,187.41                    18.79
  50,001  -   100,000                                      417                   30,154,096.14                    30.66
 100,001  -   150,000                                      198                   24,324,911.96                    24.73
 150,001  -   200,000                                       67                   11,625,309.96                    11.82
 200,001  -   250,000                                       38                    8,391,369.66                     8.53
 250,001  -   300,000                                       13                    3,537,647.33                     3.60
 300,001  -   350,000                                        3                    1,006,733.13                     1.02
 400,001  -   420,596                                        2                      830,596.29                     0.84
                                                         -----                   -------------                   ------
 TOTAL                                                   1,290                   98,355,851.88                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
GROSS COUPON:                                         Mortgage Loans           the Cutoff Date             the Cutoff Date
------------                                          --------------          -----------------          -----------------
   7.74000  -  8.00000                                       6                      638,995.00                     0.65
   8.00001  -  8.50000                                      10                    1,057,909.65                     1.08
   8.50001  -  9.00000                                      29                    3,319,686.56                     3.38
   9.00001  -  9.50000                                      30                    3,558,006.84                     3.62
   9.50001  - 10.00000                                      86                    8,044,105.94                     8.18
  10.00001  - 10.50000                                      76                    6,933,108.99                     7.05
  10.50001  - 11.00000                                     152                   12,087,394.72                    12.29
  11.00001  - 11.50000                                     115                    9,570,860.81                     9.73
  11.50001  - 12.00000                                     186                   14,459,052.47                    14.70
  12.00001  - 12.50000                                     165                   10,920,080.94                    11.10
  12.50001  - 13.00000                                     201                   13,887,857.50                    14.12
  13.00001  - 13.50000                                     102                    6,009,754.12                     6.11
  13.50001  - 14.00000                                      74                    4,620,751.24                     4.70
  14.00001  - 14.50000                                      38                    2,169,053.50                     2.21
  14.50001  - 15.00000                                      13                      757,354.93                     0.77
  15.00001  - 15.50000                                       4                      198,048.13                     0.20
  15.50001  - 16.00000                                       2                       79,440.55                     0.08
  16.00001  - 16.09000                                       1                       44,389.99                     0.05
                                                         -----                   -------------                   ------
 TOTAL                                                   1,290                   98,355,851.88                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
ORIGINAL TERM:                                        Mortgage Loans           the Cutoff Date             the Cutoff Date
--------------                                        --------------          -----------------          -----------------
   60  -  90                                                10                      347,574.73                     0.35
   91  - 150                                                61                    3,332,083.04                     3.39
  151  - 210                                               212                   12,097,637.69                    12.30
  211  - 270                                                68                    5,449,278.60                     5.54
  271  - 330                                                24                    2,259,292.00                     2.30
  331  - 360                                               915                   74,869,985.82                    76.12
                                                         -----                   -------------                   ------
 TOTAL                                                   1,290                   98,355,851.88                   100.00
                                                         =====                  ==============                   ======


See Disclaimer on Page 1 of this Preliminary Term Sheet.                      18
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
REMAINING TERM:                                       Mortgage Loans           the Cutoff Date             the Cutoff Date
---------------                                       --------------          -----------------          -----------------
   57  -  60                                                 2                       51,946.04                     0.05
   61  - 120                                                55                    2,604,160.14                     2.65
  121  - 180                                               221                   12,756,928.14                    12.97
  181  - 240                                                71                    5,630,578.07                     5.72
  241  - 300                                                23                    2,094,230.54                     2.13
  301  - 360                                               918                   75,218,008.95                    76.48
                                                         -----                   -------------                   ------
 TOTAL                                                   1,290                   98,355,851.88                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
SEASONING:                                            Mortgage Loans           the Cutoff Date             the Cutoff Date
----------                                            --------------          -----------------          -----------------
(less than or equal to) 0                                  130                   11,294,633.00                    11.48
 1 -  6                                                  1,160                   87,061,218.88                    88.52
                                                         -----                   -------------                   ------
 TOTAL                                                   1,290                   98,355,851.88                   100.00
                                                         =====                  ==============                   ======

                                                                                                         % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
COMB LTV:                                             Mortgage Loans           the Cutoff Date             the Cutoff Date
---------                                             --------------          -----------------          -----------------
  9.52  -  10.00                                             1                       40,000.00                     0.04
 10.01  -  15.00                                             1                       78,000.00                     0.08
 15.01  -  20.00                                             3                      101,523.23                     0.10
 20.01  -  25.00                                            10                      505,651.14                     0.51
 25.01  -  30.00                                             5                      222,853.44                     0.23
 30.01  -  35.00                                            15                      909,967.93                     0.93
 35.01  -  40.00                                            15                      909,884.71                     0.93
 40.01  -  45.00                                            27                    1,703,473.57                     1.73
 45.01  -  50.00                                            43                    2,476,325.12                     2.52
 50.01  -  55.00                                            55                    3,838,938.24                     3.90
 55.01  -  60.00                                           116                    8,216,713.75                     8.35
 60.01  -  65.00                                           132                   10,604,618.32                    10.78
 65.01  -  70.00                                           222                   16,177,959.37                    16.45
 70.01  -  75.00                                           234                   20,335,751.57                    20.68
 75.01  -  80.00                                           231                   16,617,237.57                    16.90
 80.01  -  85.00                                           121                    9,634,857.93                     9.80
 85.01  -  90.00                                            58                    5,950,937.99                     6.05
 90.01  -  90.16                                             1                       31,158.00                     0.03
                                                         -----                   -------------                   ------
 TOTAL                                                   1,290                   98,355,851.88                   100.00
                                                         =====                  ==============                   ======


See Disclaimer on Page 1 of this Preliminary Term Sheet.                      19
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 DTI:                                                 Mortgage Loans           the Cutoff Date            the Cutoff Date
 ----                                                 --------------          -----------------          -----------------
(less than or equal to) 0.00                                      3                 204,410.71                   0.21
    0.01  -   5.00                                                8                 827,581.51                   0.84
    5.01  -  10.00                                               14                 980,288.50                   1.00
   10.01  -  15.00                                               33               1,975,985.31                   2.01
   15.01  -  20.00                                               46               2,682,175.76                   2.73
   20.01  -  25.00                                               90               4,798,747.20                   4.88
   25.01  -  30.00                                              121               8,204,653.49                   8.34
   30.01  -  35.00                                              140              10,517,039.27                  10.69
   35.01  -  40.00                                              176              12,598,991.01                  12.81
   40.01  -  45.00                                              219              17,709,444.72                  18.01
   45.01  -  50.00                                              212              17,293,072.65                  17.58
   50.01  -  54.99                                              228              20,563,461.75                  20.91
                                                              -----              -------------                 ------
 TOTAL                                                        1,290              98,355,851.88                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 FICO SCORE:                                          Mortgage Loans           the Cutoff Date            the Cutoff Date
 -----------                                          --------------          -----------------          -----------------
    0.00  -   0.00                                               62               2,777,092.72                   2.82
  400.01  - 450.00                                               10                 628,836.53                   0.64
  450.01  - 500.00                                              129               7,149,677.52                   7.27
  500.01  - 550.00                                              331              23,341,892.57                  23.73
  550.01  - 600.00                                              304              23,955,105.94                  24.36
  600.01  - 650.00                                              237              19,813,431.35                  20.14
  650.01  - 700.00                                              129              11,889,047.61                  12.09
  700.01  - 750.00                                               61               6,449,495.82                   6.56
  750.01  - 793.00                                               27               2,351,271.82                   2.39
                                                              -----              -------------                 ------
 TOTAL                                                        1,290              98,355,851.88                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 PREPAY TERM:                                         Mortgage Loans           the Cutoff Date            the Cutoff Date
 ------------                                         --------------          -----------------          -----------------
    0                                                           334              23,478,024.70                  23.87
   12                                                           259              26,143,342.50                  26.58
   30                                                             2                 388,584.53                   0.40
   36                                                           526              37,020,853.35                  37.64
   42                                                             1                  69,937.16                   0.07
   60                                                           168              11,255,109.64                  11.44
                                                              -----              -------------                 ------
 TOTAL                                                        1,290              98,355,851.88                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 LIEN:                                                Mortgage Loans           the Cutoff Date            the Cutoff Date
 ------------                                         --------------          -----------------          -----------------
  First Lien                                                  1,101              90,253,486.01                  91.76
  Second Lien                                                   189               8,102,365.87                   8.24
                                                              -----              -------------                 ------
 TOTAL                                                        1,290              98,355,851.88                 100.00
                                                              =====              =============                 ======

See Disclaimer on Page 1 of this Preliminary Term Sheet.                      20
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 OCCUPANCY:                                           Mortgage Loans           the Cutoff Date            the Cutoff Date
 ----------                                           --------------          -----------------          -----------------
  Primary                                                     1,000              74,396,846.99                  75.64
  Non-owner                                                     290              23,959,004.89                  24.36
                                                              -----              -------------                 ------
 TOTAL                                                        1,290              98,355,851.88                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 PROPERTY TYPE:                                       Mortgage Loans           the Cutoff Date            the Cutoff Date
 --------------                                       --------------          -----------------          -----------------
  Single Family                                                 877              57,454,640.23                  58.42
  Two-Four Family                                               150              14,330,488.55                  14.57
  Multi-Use                                                     118              12,405,072.38                  12.61
  Five-Eight Family                                              82               9,534,063.87                   9.69
  Condominium                                                    41               3,534,897.55                   3.59
  Manufactured Housing                                           22               1,096,689.30                   1.12
                                                              -----              -------------                 ------
 TOTAL                                                        1,290              98,355,851.88                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 PURPOSE:                                             Mortgage Loans           the Cutoff Date            the Cutoff Date
 --------                                             --------------          -----------------          -----------------
  Cash Out Refinance                                            769              55,092,668.85                  56.01
  Debt Consolidation                                            286              22,276,725.35                  22.65
  Purchase                                                      157              14,387,892.06                  14.63
  Rate/Term Refinance                                            78               6,598,565.62                   6.71
                                                              -----              -------------                 ------
 TOTAL                                                        1,290              98,355,851.88                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 DOCUMENTATION:                                       Mortgage Loans           the Cutoff Date            the Cutoff Date
 --------------                                       --------------          -----------------          -----------------
  Full                                                          898              64,255,944.87                  65.33
  No Income Verification                                        250              22,147,990.46                  22.52
  Limited                                                       105               8,352,298.32                   8.49
  Stated Income                                                  37               3,599,618.23                   3.66
                                                              -----              -------------                 ------
 TOTAL                                                        1,290              98,355,851.88                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 GRADE:                                               Mortgage Loans           the Cutoff Date            the Cutoff Date
 ------                                               --------------          -----------------          -----------------
  A                                                             713              64,771,227.60                  65.85
  B                                                             240              14,559,761.90                  14.80
  C                                                             227              13,326,599.14                  13.55
  D                                                             110               5,698,263.24                   5.79
                                                              -----              -------------                 ------
 TOTAL                                                        1,290              98,355,851.88                 100.00
                                                              =====              =============                 ======

See Disclaimer on Page 1 of this Preliminary Term Sheet.                      21
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 AMORTIZATION:                                        Mortgage Loans           the Cutoff Date            the Cutoff Date
 -------------                                        --------------          -----------------          -----------------
  Fully Amortizing                                            1,290              98,355,851.88                 100.00
                                                              -----              -------------                 ------
 TOTAL                                                        1,290              98,355,851.88                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 STATE:                                               Mortgage Loans           the Cutoff Date            the Cutoff Date
 ------                                               --------------          -----------------          -----------------
  Arkansas                                                       14                 577,024.05                   0.59
  California                                                      4                 213,345.46                   0.22
  Colorado                                                        5                 381,286.56                   0.39
  Connecticut                                                    41               3,352,899.77                   3.41
  Delaware                                                        7                 335,707.83                   0.34
  District of Columbia                                            3                 205,855.54                   0.21
  Florida                                                        13                 644,930.04                   0.66
  Georgia                                                        35               2,253,936.90                   2.29
  Illinois                                                       80               7,355,143.67                   7.48
  Indiana                                                        36               2,005,070.03                   2.04
  Kansas                                                          1                  76,705.79                   0.08
  Kentucky                                                        7                 216,261.42                   0.22
  Louisiana                                                      21               1,089,214.56                   1.11
  Maine                                                           4                 214,773.40                   0.22
  Maryland                                                       39               2,282,192.07                   2.32
  Massachusetts                                                  42               3,669,746.60                   3.73
  Michigan                                                       26               1,409,738.65                   1.43
  Minnesota                                                       1                  69,937.16                   0.07
  Mississippi                                                    41               1,891,933.78                   1.92
  Missouri                                                       34               2,352,206.39                   2.39
  New Hampshire                                                   6                 361,073.93                   0.37
  New Jersey                                                     77               8,001,689.32                   8.14
  New Mexico                                                      1                  20,984.50                   0.02
  New York                                                      307              31,658,434.98                  32.19
  North Carolina                                                 52               3,905,901.24                   3.97
  Ohio                                                          123               8,921,346.29                   9.07
  Oklahoma                                                        3                  74,192.97                   0.08
  Pennsylvania                                                  180               8,719,859.06                   8.87
  Rhode Island                                                   19               1,486,898.37                   1.51
  South Carolina                                                 10                 712,367.52                   0.72
  Tennessee                                                      29               1,965,241.61                   2.00
  Virginia                                                       12                 909,314.13                   0.92
  Washington                                                      2                 204,956.28                   0.21
  West Virginia                                                  13                 692,902.85                   0.70
  Wisconsin                                                       1                  84,979.16                   0.09
  Wyoming                                                         1                  37,800.00                   0.04
                                                              -----              -------------                 ------
 TOTAL                                                        1,290              98,355,851.88                 100.00
                                                              =====              =============                 ======

See Disclaimer on Page 1 of this Preliminary Term Sheet.                      22
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                   05/24/2001

                DELTA FUNDING HOME EQUITY LOAN TRUST 2001-1 ARMS
                             Actual Balance 05/01/01

 PRODUCT:                                      2/28 Arms & 3/27 Arms

 TOTAL CURRENT BALANCE:                                33,827,649.87

 NUMBER OF LOANS:                                                425

                                                                                            Minimum          Maximum
                                                                                            -------          -------
 AVG CURRENT BALANCE:                                     $79,594.47                      $14,988.17       $280,000.00

 WAVG GROSS COUPON:                                         11.06292 %                       6.99000          15.09000 %

 WAVG GROSS MARGIN:                                           6.3740 %                        3.7000            9.3900 %
 WAVG PERIOD RATE CAP:                                        1.0000 %                        1.0000            1.0000 %
 WAVG MIN INT RATE:                                          11.0629 %                        6.9900           15.0900 %
 WAVG MAX INT RATE:                                          18.0629 %                       13.9900           22.0900 %

 WAVG NEXT RESET:                                                 34 months                       22                36 months

 WAVG DTI RATIO:                                               40.11 %                          3.58             54.99 %

 WAVG COMB LTV:                                                75.95 %                         21.16             90.00 %

 WAVG FICO SCORE:                                                560                             429               759

 WAVG ORIGINAL TERM:                                          354.53 months                   180.00            360.00 months
 WAVG REMAINING TERM:                                         352.61 months                   174.00            360.00 months
 WAVG SEASONING:                                                1.92 months                     0.00              6.00 months

 TOP PREPAYMENT CONCENTRATIONS ($):      98.04 %  Prepayment Penalty
                                          1.96 %  No Prepayment Penalty

 WAVG PREPAY TERM:                                                36 months                       24                60 months

 TOP STATE CONCENTRATIONS ($):           31.09 %  Ohio,  12.91 %  Pennsylvania,  9.85 %  Illinois
 MAXIMUM ZIP CODE CONCENTRATION ($):      1.14 %  43230  (Gahanna, OH)

 FIRST PAY DATE:                                                                   Dec 01, 2000         Jul 09, 2001
 NEXT RATE CHANGE DATE:                                                            Mar 30, 2003         Jun 09, 2004
 MATURE DATE:                                                                      Nov 20, 2015         Jun 09, 2031

See Disclaimer on Page 1 of this Preliminary Term Sheet.                      23
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 CURRENT BALANCE:                                     Mortgage Loans           the Cutoff Date            the Cutoff Date
 ----------------                                     --------------          -----------------          -----------------
     14,988  -    50,000                                        156               5,522,797.48                  16.33
     50,001  -   100,000                                        157              11,408,530.73                  33.73
    100,001  -   150,000                                         61               7,488,894.03                  22.14
    150,001  -   200,000                                         36               5,963,969.18                  17.63
    200,001  -   250,000                                         12               2,618,348.50                   7.74
    250,001  -   280,000                                          3                 825,109.95                   2.44
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 GROSS COUPON:                                        Mortgage Loans           the Cutoff Date            the Cutoff Date
 -------------                                        --------------          -----------------          -----------------
   6.99000  -  7.00000                                            1                  40,000.00                   0.12
   7.50001  -  8.00000                                            1                 146,250.00                   0.43
   8.00001  -  8.50000                                            3                 339,637.05                   1.00
   8.50001  -  9.00000                                           13               1,489,819.61                   4.40
   9.00001  -  9.50000                                           19               2,059,636.24                   6.09
   9.50001  - 10.00000                                           47               5,106,532.17                  15.10
  10.00001  - 10.50000                                           38               3,601,472.65                  10.65
  10.50001  - 11.00000                                           71               5,883,077.52                  17.39
  11.00001  - 11.50000                                           46               3,706,371.81                  10.96
  11.50001  - 12.00000                                           40               2,764,911.19                   8.17
  12.00001  - 12.50000                                           34               2,573,700.12                   7.61
  12.50001  - 13.00000                                           37               2,746,362.88                   8.12
  13.00001  - 13.50000                                           35               1,619,323.67                   4.79
  13.50001  - 14.00000                                           28               1,332,477.76                   3.94
  14.00001  - 14.50000                                           11                 343,198.52                   1.01
  15.00001  - 15.09000                                            1                  74,878.68                   0.22
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 GROSS MARGIN:                                        Mortgage Loans           the Cutoff Date            the Cutoff Date
 -------------                                        --------------          -----------------          -----------------
   3.700  -  4.000                                                1                 146,250.00                   0.43
   4.001  -  4.500                                                4                 365,891.11                   1.08
   4.501  -  5.000                                               26               2,523,460.18                   7.46
   5.001  -  5.500                                               49               5,098,788.18                  15.07
   5.501  -  6.000                                               69               6,203,345.96                  18.34
   6.001  -  6.500                                               64               5,001,042.36                  14.78
   6.501  -  7.000                                               68               5,018,109.47                  14.83
   7.001  -  7.500                                               50               4,398,400.36                  13.00
   7.501  -  8.000                                               45               2,535,362.12                   7.49
   8.001  -  8.500                                               29               1,343,490.34                   3.97
   8.501  -  9.000                                               14                 950,509.79                   2.81
   9.001  -  9.390                                                6                 243,000.00                   0.72
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

See Disclaimer on Page 1 of this Preliminary Term Sheet.                      24
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 PERIOD RATE CAP:                                     Mortgage Loans           the Cutoff Date            the Cutoff Date
 ----------------                                     --------------          -----------------          -----------------
    1.000                                                       425              33,827,649.87                 100.00
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 MIN INT CAP:                                         Mortgage Loans           the Cutoff Date            the Cutoff Date
-------------                                         --------------          -----------------          -----------------
   6.99000  -  7.00000                                            1                  40,000.00                   0.12
   7.50001  -  8.00000                                            1                 146,250.00                   0.43
   8.00001  -  8.50000                                            3                 339,637.05                   1.00
   8.50001  -  9.00000                                           13               1,489,819.61                   4.40
   9.00001  -  9.50000                                           19               2,059,636.24                   6.09
   9.50001  - 10.00000                                           47               5,106,532.17                  15.10
  10.00001  - 10.50000                                           38               3,601,472.65                  10.65
  10.50001  - 11.00000                                           71               5,883,077.52                  17.39
  11.00001  - 11.50000                                           46               3,706,371.81                  10.96
  11.50001  - 12.00000                                           40               2,764,911.19                   8.17
  12.00001  - 12.50000                                           34               2,573,700.12                   7.61
  12.50001  - 13.00000                                           37               2,746,362.88                   8.12
  13.00001  - 13.50000                                           35               1,619,323.67                   4.79
  13.50001  - 14.00000                                           28               1,332,477.76                   3.94
  14.00001  - 14.50000                                           11                 343,198.52                   1.01
  15.00001  - 15.09000                                            1                  74,878.68                   0.22
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 MAX INT CAP:                                         Mortgage Loans           the Cutoff Date            the Cutoff Date
 ------------                                         --------------          -----------------          -----------------
  13.99000  - 14.00000                                            1                  40,000.00                   0.12
  14.50001  - 15.00000                                            1                 146,250.00                   0.43
  15.00001  - 15.50000                                            3                 339,637.05                   1.00
  15.50001  - 16.00000                                           13               1,489,819.61                   4.40
  16.00001  - 16.50000                                           19               2,059,636.24                   6.09
  16.50001  - 17.00000                                           47               5,106,532.17                  15.10
  17.00001  - 17.50000                                           38               3,601,472.65                  10.65
  17.50001  - 18.00000                                           71               5,883,077.52                  17.39
  18.00001  - 18.50000                                           46               3,706,371.81                  10.96
  18.50001  - 19.00000                                           40               2,764,911.19                   8.17
  19.00001  - 19.50000                                           34               2,573,700.12                   7.61
  19.50001  - 20.00000                                           37               2,746,362.88                   8.12
  20.00001  - 20.50000                                           35               1,619,323.67                   4.79
  20.50001  - 21.00000                                           28               1,332,477.76                   3.94
  21.00001  - 21.50000                                           11                 343,198.52                   1.01
  22.00001  - 22.09000                                            1                  74,878.68                   0.22
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

See Disclaimer on Page 1 of this Preliminary Term Sheet.                      25
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 MONTH TO NEXT CHANGE DATE                            Mortgage Loans           the Cutoff Date            the Cutoff Date
 -------------------------                            --------------          -----------------          -----------------
  March 2003                                                      1                 132,300.00                   0.39
  November 2003                                                  22               1,335,687.57                   3.95
  December 2003                                                  13               1,028,585.89                   3.04
  January 2004                                                    8                 594,893.35                   1.76
  Febuary 2004                                                   72               5,595,831.39                  16.54
  March 2004                                                    141              10,998,225.97                  32.51
  April 2004                                                    126              10,377,165.70                  30.68
  May 2004                                                       40               3,474,260.00                  10.27
  June 2004                                                       2                 290,700.00                   0.86
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 ORIGINAL TERM:                                       Mortgage Loans           the Cutoff Date            the Cutoff Date
 --------------                                       --------------          -----------------          -----------------
  180  - 210                                                      9               1,027,716.84                   3.04
  331  - 360                                                    416              32,799,933.03                  96.96
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 REMAINING TERM:                                      Mortgage Loans           the Cutoff Date            the Cutoff Date
 ---------------                                      --------------          -----------------          -----------------
  174  - 180                                                      9               1,027,716.84                   3.04
  301  - 360                                                    416              32,799,933.03                  96.96
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 SEASONING:                                           Mortgage Loans           the Cutoff Date            the Cutoff Date
 ----------                                           --------------          -----------------          -----------------
(less than or equal to) 0                                        42               3,764,960.00                  11.13
    1  -   6                                                    383              30,062,689.87                  88.87
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

See Disclaimer on Page 1 of this Preliminary Term Sheet.                      26
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 COMB LTV:                                            Mortgage Loans           the Cutoff Date            the Cutoff Date
 ---------                                            --------------          -----------------          -----------------
   21.16  -  25.00                                                1                  40,000.00                   0.12
   25.01  -  30.00                                                2                 231,993.94                   0.69
   30.01  -  35.00                                                2                  94,968.79                   0.28
   35.01  -  40.00                                                5                 200,456.88                   0.59
   40.01  -  45.00                                                7                 286,749.36                   0.85
   45.01  -  50.00                                               18                 819,972.39                   2.42
   50.01  -  55.00                                               11                 511,683.52                   1.51
   55.01  -  60.00                                               31               1,429,786.66                   4.23
   60.01  -  65.00                                               31               2,027,249.27                   5.99
   65.01  -  70.00                                               64               4,343,813.63                  12.84
   70.01  -  75.00                                               71               5,100,053.57                  15.08
   75.01  -  80.00                                               94               8,649,400.19                  25.57
   80.01  -  85.00                                               35               3,941,258.00                  11.65
   85.01  -  90.00                                               53               6,150,263.67                  18.18
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 DTI:                                                 Mortgage Loans           the Cutoff Date            the Cutoff Date
 ----                                                 --------------          -----------------          -----------------
    3.58  -   5.00                                                1                  30,550.00                   0.09
    5.01  -  10.00                                                3                  96,367.39                   0.28
   10.01  -  15.00                                                5                 239,529.31                   0.71
   15.01  -  20.00                                               28               1,549,971.15                   4.58
   20.01  -  25.00                                               34               1,797,397.22                   5.31
   25.01  -  30.00                                               38               2,554,339.28                   7.55
   30.01  -  35.00                                               55               3,845,448.44                  11.37
   35.01  -  40.00                                               64               4,911,859.84                  14.52
   40.01  -  45.00                                               58               5,050,482.99                  14.93
   45.01  -  50.00                                               74               7,096,103.71                  20.98
   50.01  -  54.99                                               65               6,655,600.54                  19.68
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 FICO SCORE:                                          Mortgage Loans           the Cutoff Date            the Cutoff Date
 -----------                                          --------------          -----------------          -----------------
    0.00  -   0.00                                               27               1,000,631.33                   2.96
  400.01  - 450.00                                                3                 210,943.71                   0.62
  450.01  - 500.00                                               61               4,202,594.86                  12.42
  500.01  - 550.00                                              133              10,754,611.96                  31.79
  550.01  - 600.00                                              126              10,755,424.24                  31.79
  600.01  - 650.00                                               48               4,833,620.01                  14.29
  650.01  - 700.00                                               16               1,181,165.17                   3.49
  700.01  - 750.00                                               10                 821,158.59                   2.43
  750.01  - 759.00                                                1                  67,500.00                   0.20
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

See Disclaimer on Page 1 of this Preliminary Term Sheet.                      27
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 PREPAY TERM:                                         Mortgage Loans           the Cutoff Date            the Cutoff Date
 ------------                                         --------------          -----------------          -----------------
    0                                                             7                 663,851.57                   1.96
   24                                                             1                 132,300.00                   0.39
   30                                                             6                 571,800.33                   1.69
   36                                                           404              31,760,625.01                  93.89
   60                                                             7                 699,072.96                   2.07
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 LIEN:                                                Mortgage Loans           the Cutoff Date            the Cutoff Date
 -----                                                --------------          -----------------          -----------------
  First Lien                                                    425              33,827,649.87                 100.00
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 OCCUPANCY:                                           Mortgage Loans           the Cutoff Date            the Cutoff Date
 ----------                                           --------------          -----------------          -----------------
  Primary                                                       385              31,192,899.47                  92.21
  Non-owner                                                      40               2,634,750.40                   7.79
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 PROPERTY TYPE:                                       Mortgage Loans           the Cutoff Date            the Cutoff Date
 --------------                                       --------------          -----------------          -----------------
  Single Family                                                 375              29,354,895.07                  86.78
  Two-Four Family                                                38               3,328,882.70                   9.84
  Condominium                                                    12               1,143,872.10                   3.38
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 PURPOSE:                                             Mortgage Loans           the Cutoff Date            the Cutoff Date
 --------                                             --------------          -----------------          -----------------
  Cash Out Refinance                                            202              14,050,416.18                  41.54
  Debt Consolidation                                            130              12,350,748.79                  36.51
  Rate/Term Refinance                                            47               4,110,916.80                  12.15
  Purchase                                                       46               3,315,568.10                   9.80
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 DOCUMENTATION:                                       Mortgage Loans           the Cutoff Date            the Cutoff Date
 --------------                                       --------------          -----------------          -----------------
  Full                                                          325              25,227,193.77                  74.58
  No Income Verification                                         41               4,099,263.34                  12.12
  Limited                                                        41               2,577,693.32                   7.62
  Stated Income                                                  18               1,923,499.44                   5.69
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

See Disclaimer on Page 1 of this Preliminary Term Sheet.                      28
GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 GRADE:                                               Mortgage Loans           the Cutoff Date            the Cutoff Date
 -------                                              --------------          -----------------          -----------------
  A                                                             187              18,761,582.91                  55.46
  C                                                              99               6,602,873.29                  19.52
  B                                                              79               5,774,701.35                  17.07
  D                                                              60               2,688,492.32                   7.95
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 AMORTIZATION:                                        Mortgage Loans           the Cutoff Date            the Cutoff Date
 -------------                                        --------------          -----------------          -----------------
  Fully Amortizing                                              425              33,827,649.87                 100.00
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

                                                                                                          % of Aggregate
                                                                              Principal Balance          Principal Balance
                                                        Number of             Outstanding as of          Outstanding as of
 STATE:                                               Mortgage Loans           the Cutoff Date            the Cutoff Date
 ------                                               --------------          -----------------          -----------------
  Arizona                                                         2                 240,750.00                   0.71
  Arkansas                                                        4                 403,869.30                   1.19
  California                                                      3                 534,481.62                   1.58
  Colorado                                                        1                  66,950.00                   0.20
  Connecticut                                                    11               1,340,478.63                   3.96
  Delaware                                                        2                  92,977.96                   0.27
  District of Columbia                                            1                  74,978.25                   0.22
  Florida                                                         8                 735,668.49                   2.17
  Georgia                                                         7                 690,152.12                   2.04
  Illinois                                                       28               3,331,352.81                   9.85
  Indiana                                                        11                 819,649.37                   2.42
  Kentucky                                                        3                 140,570.43                   0.42
  Louisiana                                                       6                 479,164.65                   1.42
  Maryland                                                       13               1,216,695.06                   3.60
  Massachusetts                                                   4                 539,308.59                   1.59
  Michigan                                                       39               2,138,373.19                   6.32
  Mississippi                                                     1                  49,956.88                   0.15
  Missouri                                                        5                 403,252.85                   1.19
  New Jersey                                                     22               2,892,974.26                   8.55
  New York                                                        1                  18,750.00                   0.06
  North Carolina                                                 10                 864,202.72                   2.55
  Ohio                                                          151              10,517,639.68                  31.09
  Oklahoma                                                        2                 177,862.44                   0.53
  Pennsylvania                                                   65               4,368,225.54                  12.91
  Rhode Island                                                    1                  87,977.43                   0.26
  South Carolina                                                  4                 359,000.00                   1.06
  Tennessee                                                       3                 209,275.54                   0.62
  Virginia                                                       12                 885,029.22                   2.62
  West Virginia                                                   5                 148,082.84                   0.44
                                                              -----              -------------                 ------
 TOTAL                                                          425              33,827,649.87                 100.00
                                                              =====              =============                 ======

See Disclaimer on Page 1 of this Preliminary Term Sheet.                      29
GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                          Delta Home Equity Loan Trust, Series 2001-1 CLASS A-1F
                                                  Price-Yield Sensitivity Report

                                  Settlement                     06/12/01
                                  Class Balance              $105,413,000
                                  Coupon                           6.336%
                                  Cut-off Date                   05/01/01
                                  Next Payment Date              06/15/01
                                  Accrued Interest Days                41
                                  Cleanup Call                         No

                                  FRM PPC: 4%-20% CPR over 12 Months
                                  ARM PPC: 4%-35% CPR over 30 Months



      Flat                 0% PPC       50% PPC       75% PPC       100% PPC       115% PPC     150% PPC      175% PPC
     Price                 0% CPR       35% CPR       50% CPR       75% CPR        100% CPR     125% CPR      150% CPR
     -----                 ------       -------       --------      ---------      --------     --------      --------
     99-24                  6.421         6.431         6.435         6.443         6.450         6.451         6.456
     99-24+                 6.419         6.428         6.431         6.437         6.444         6.443         6.447
     99-25                  6.417         6.424         6.426         6.432         6.438         6.436         6.439
     99-25+                 6.416         6.421         6.422         6.426         6.432         6.428         6.430
     99-26                  6.414         6.417         6.417         6.421         6.426         6.420         6.421
     99-26+                 6.412         6.414         6.413         6.415         6.420         6.413         6.412
     99-27                  6.411         6.411         6.408         6.410         6.414         6.405         6.403
     99-27+                 6.409         6.407         6.404         6.405         6.408         6.398         6.395
     99-28                  6.407         6.404         6.400         6.399         6.402         6.390         6.386
     99-28+                 6.406         6.400         6.395         6.394         6.396         6.383         6.377
     99-29                  6.404         6.397         6.391         6.388         6.390         6.375         6.368
     99-29+                 6.402         6.393         6.386         6.383         6.384         6.367         6.359
     99-30                  6.401         6.390         6.382         6.378         6.378         6.360         6.351
     99-30+                 6.399         6.386         6.377         6.372         6.372         6.352         6.342
     99-31                  6.397         6.383         6.373         6.367         6.367         6.345         6.333
     99-31+                 6.396         6.380         6.369         6.361         6.361         6.337         6.324
    100-00                  6.394         6.376         6.364         6.356         6.355         6.330         6.315
    100-00+                 6.392         6.373         6.360         6.351         6.349         6.322         6.307
    100-01                  6.391         6.369         6.355         6.345         6.343         6.315         6.298
    100-01+                 6.389         6.366         6.351         6.340         6.337         6.307         6.289
    100-02                  6.387         6.362         6.346         6.335         6.331         6.300         6.280
    100-02+                 6.386         6.359         6.342         6.329         6.325         6.292         6.272
    100-03                  6.384         6.356         6.338         6.324         6.319         6.285         6.263
    100-03+                 6.382         6.352         6.333         6.318         6.313         6.277         6.254
    100-04                  6.381         6.349         6.329         6.313         6.307         6.269         6.245
    100-04+                 6.379         6.345         6.324         6.308         6.302         6.262         6.237
    100-05                  6.377         6.342         6.320         6.302         6.296         6.254         6.228
    100-05+                 6.376         6.339         6.316         6.297         6.290         6.247         6.219
    100-06                  6.374         6.335         6.311         6.292         6.284         6.239         6.210
    100-06+                 6.372         6.332         6.307         6.286         6.278         6.232         6.202
    100-07                  6.371         6.328         6.302         6.281         6.272         6.224         6.193
    100-07+                 6.369         6.325         6.298         6.275         6.266         6.217         6.184
    100-08                  6.367         6.321         6.294         6.270         6.260         6.209         6.176
    WAL (yr)                17.07          6.50          4.64          3.63          3.25          2.43          2.05
    MDUR (yr)                9.27          4.52          3.51          2.88          2.62          2.06          1.77
    First Prin Pay       06/15/01      06/15/01      06/15/01      06/15/01      06/15/01      06/15/01      06/15/01
    Last Prin Pay        11/15/30      04/15/29      05/15/24      06/15/20      03/15/19      06/15/14      11/15/12


                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price. Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its affiliates or the guarantor in connection with the proposed transaction.

GREENWICH CAPITAL                 25-May-01  12:55 PM                      [rks]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Delta 2001-1
Prepay Penalties


                                          Current         Term
  STRUCTURE         Count of Loans        Balance        Months
  ---------         --------------        -------        ------
 No Prepay               341           24,141,876.27        0
 1% 3yrs                  27            1,541,738.65       36
 1%/30months               8              960,384.86       30
 1/1/1/1/1               104            7,454,483.74       60
 2% 1yr                   18            1,444,968.37       12
 2% 3yrs                  24            1,220,672.02       36
 2% 42 months              1               69,937.16       42
 2%/5yrs                  36            2,566,471.39       60
 2mos22%3yr                3              205,855.54       36
 3/2/1                   318           24,328,526.11       36
 3/3/3                    45            3,465,792.32       36
 3mos/1yr/3yrs            24            1,734,173.52       36
 5% 1yr                  241           24,698,374.13       12
 5%/2yrs                   1              132,300.00       24
 5/4/3                     2               49,680.42       36
 5/4/3/2/1                12              747,312.91       60
 5/5/5                   486           36,014,539.78       36
 60days/20%/5yrs           1               84,979.16       60
 6mos20%/5yr              22            1,100,935.40       60
 6mos20%3yrs               1              220,500.00       36

 TOTALS                1,715          132,183,501.75



    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
            Greenwich Capital Markets, Inc. assumes no responsibility
               for the accuracy of any material contained herein.

                         ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                   05/10/2001

                      DELTA SECURITIZATION 2001 FIXED RATE
                             Actual Balance 05/01/01


PRODUCT:                          Fixed Rate

TOTAL CURRENT BALANCE:                    93,866,394.42

NUMBER OF LOANS:                                  1,248

                                             Average/Wavg               Minimum        Maximum
                                             ------------               -------        -------
AVG CURRENT BALANCE:                         $75,213.46                 $5,000.00       $420,596.29

WAVG GROSS COUPON:                              11.6451%                  7.74000          16.09000%

WAVG COMB LTV:                                    70.73%                     9.52             90.16%

WAVG FICO SCORE:                                    592                         0               793

WAVG ORIGINAL TERM:                              322.19 months              60.00            360.00 months
WAVG REMAINING TERM:                             319.90 months              55.00            360.00 months
WAVG SEASONING:                                    2.28 months               0.00              6.00 months

TOP PREPAYMENT CONCENTRATIONS ($):     75.87%  Prepayment Penalty,  24.13%  No Prepayment Penalty

WAVG PREPAY TERM:                                    31 months                  0                60  months

TOP STATE CONCENTRATIONS ($):          31.77%  New York,  8.92%  Ohio,  8.75%  Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION ($):    0.99%  11233  (Brooklyn, NY)

FIRST PAY DATE:                                                      Dec 07, 2000      Jun 15, 2001
MATURE DATE:                                                         Dec 05, 2005      May 02, 2031



                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
CURRENT BALANCE:                     Mortgage Loans          the Cut-off Date          as of the Cut-off Date
----------------                     --------------          ----------------          ----------------------
     5,000  -    50,000                           544          18,177,770.50                           19.37
    50,001  -   100,000                           407          29,304,872.32                           31.22
   100,001  -   150,000                           178          21,976,752.73                           23.41
   150,001  -   200,000                            66          11,496,148.37                           12.25
   200,001  -   250,000                            35           7,686,060.42                            8.19
   250,001  -   300,000                            14           3,797,460.66                            4.05
   300,001  -   350,000                             3           1,006,733.13                            1.07
   400,001  -   420,596                             1             420,596.29                            0.45
   -------      -------                         -----          -------------                          ------
   TOTAL                                        1,248          93,866,394.42                          100.00
   =====                                        =====          =============                          ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
GROSS COUPON:                        Mortgage Loans          the Cut-off Date          as of the Cut-off Date
-------------                        --------------          ----------------          ----------------------
  7.74000  -  8.00000                               4             418,900.00                            0.45
  8.00001  -  8.50000                              10           1,057,909.65                            1.13
  8.50001  -  9.00000                              23           2,589,789.38                            2.76
  9.00001  -  9.50000                              27           2,968,006.84                            3.16
  9.50001  - 10.00000                              82           7,872,893.40                            8.39
 10.00001  - 10.50000                              66           5,933,005.53                            6.32
 10.50001  - 11.00000                             146          11,949,321.35                           12.73
 11.00001  - 11.50000                             110           9,454,291.13                           10.07
 11.50001  - 12.00000                             179          13,326,999.87                           14.20
 12.00001  - 12.50000                             158          10,436,837.42                           11.12
 12.50001  - 13.00000                             201          14,026,331.57                           14.94
 13.00001  - 13.50000                             102           5,828,977.09                            6.21
 13.50001  - 14.00000                              72           4,327,108.83                            4.61
 14.00001  - 14.50000                              43           2,360,332.70                            2.51
 14.50001  - 15.00000                              16             870,951.72                            0.93
 15.00001  - 15.50000                               5             249,424.47                            0.27
 15.50001  - 16.00000                               3             150,923.48                            0.16
 16.00001  - 16.09000                               1              44,389.99                            0.05
 --------  ----------                           -----          -------------                          ------
 TOTAL                                          1,248          93,866,394.42                          100.00
 =====                                          =====          =============                          ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
ORIGINAL TERM:                       Mortgage Loans          the Cut-off Date          as of the Cut-off Date
--------------                       --------------          ----------------          ----------------------
  60  -  90                                        11             346,981.48                            0.37
  91  - 150                                        57           3,162,983.04                            3.37
 151  - 210                                       200          11,058,764.35                           11.78
 211  - 270                                        64           4,914,484.20                            5.24
 271  - 330                                        19           1,861,878.49                            1.98
 331  - 360                                       897          72,521,302.86                           77.26
 ----   ---                                     -----          -------------                          ------
 TOTAL                                          1,248          93,866,394.42                          100.00
 =====                                          =====          =============                          ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
REMAINING TERM:                      Mortgage Loans          the Cut-off Date          as of the Cut-off Date
---------------                      --------------          ----------------          ----------------------
  55  -  60                                         3             115,157.24                            0.12
  61  - 120                                        51           2,371,255.69                            2.53
 121  - 180                                       211          11,900,304.80                           12.68
 181  - 240                                        64           4,872,943.21                            5.19
 241  - 300                                        19           1,737,407.49                            1.85
 301  - 360                                       900          72,869,325.99                           77.63
 ----------                                     -----          -------------                          ------
 TOTAL                                          1,248          93,866,394.42                          100.00
 =====                                          =====          =============                          ======



                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
SEASONING:                           Mortgage Loans          the Cut-off Date          as of the Cut-off Date
----------                           --------------          ----------------          ----------------------
(Less than or equal to)                           25            1,945,725.00                            2.07
1  -  6                                        1,223           91,920,669.42                           97.93
-------                                        -----           -------------                          ------
TOTAL                                          1,248           93,866,394.42                          100.00
======                                         =====           =============                          ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
COMB LTV:                            Mortgage Loans          the Cut-off Date          as of the Cut-off Date
---------                            --------------          ----------------          ----------------------
   9.52  -  10.00                                   1              40,000.00                            0.04
  10.01  -  15.00                                   1              78,000.00                            0.08
  15.01  -  20.00                                   3             101,523.23                            0.11
  20.01  -  25.00                                  10             505,651.14                            0.54
  25.01  -  30.00                                   5             222,853.44                            0.24
  30.01  -  35.00                                  14             676,967.93                            0.72
  35.01  -  40.00                                  15             877,318.31                            0.93
  40.01  -  45.00                                  25           1,596,075.40                            1.70
  45.01  -  50.00                                  46           2,737,000.84                            2.92
  50.01  -  55.00                                  57           3,809,457.78                            4.06
  55.01  -  60.00                                 112           7,263,479.49                            7.74
  60.01  -  65.00                                 135          10,921,957.54                           11.64
  65.01  -  70.00                                 214          15,167,451.11                           16.16
  70.01  -  75.00                                 216          18,813,594.00                           20.04
  75.01  -  80.00                                 221          16,213,985.66                           17.27
  80.01  -  85.00                                 116           8,972,253.77                            9.56
  85.01  -  90.00                                  56           5,837,666.78                            6.22
  90.01  -  90.16                                   1              31,158.00                            0.03
  -----     -----                               -----          -------------                          ------
  TOTAL                                         1,248          93,866,394.42                          100.00
  =====                                         =====          =============                          ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
FICO SCORE:                          Mortgage Loans          the Cut-off Date          as of the Cut-off Date
-----------                          --------------          ----------------          ----------------------
 (Less than or equal to) 0.00                      69           3,014,057.80                            3.21
 400.01  - 450.00                                  12             798,804.23                            0.85
 450.01  - 500.00                                 129           7,267,834.53                            7.74
 500.01  - 550.00                                 322          22,387,712.36                           23.85
 550.01  - 600.00                                 287          22,038,819.77                           23.48
 600.01  - 650.00                                 212          18,072,032.00                           19.25
 650.01  - 700.00                                 128          11,511,012.49                           12.26
 700.01  - 750.00                                  61           6,351,996.60                            6.77
 750.01  - 793.00                                  28           2,424,124.64                            2.58
 ------  --------                               -----          -------------                          ------
 TOTAL                                          1,248          93,866,394.42                          100.00
 =====                                          =====          =============                          ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
PREPAY TERM:                         Mortgage Loans          the Cut-off Date          as of the Cut-off Date
------------                         --------------          ----------------          ----------------------
   0                                              322          22,645,282.15                           24.13
  12                                              247          24,412,988.87                           26.01
  24                                                1              49,948.68                            0.05
  30                                                2             388,584.53                            0.41
  36                                              518          35,924,458.78                           38.27
  42                                                1              69,937.16                            0.07
  60                                              157          10,375,194.25                           11.05
 -----                                           -----         -------------                          ------
 TOTAL                                          1,248          93,866,394.42                          100.00
 =====                                           =====         =============                          ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
LIEN:                                Mortgage Loans          the Cut-off Date          as of the Cut-off Date
-----                                --------------          ----------------          ----------------------
 First Lien                                     1,064          85,865,282.49                           91.48
 Second Lien                                      184           8,001,111.93                            8.52
------------                                    -----          -------------                          ------
TOTAL                                           1,248          93,866,394.42                          100.00
=====                                           =====          =============                          ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
OCCUPANCY:                           Mortgage Loans          the Cut-off Date          as of the Cut-off Date
----------                           --------------          ----------------          ----------------------
 Primary                                          961          70,215,855.94                           74.80
 Non-owner                                        287          23,650,538.48                           25.20
----------                                      -----          -------------                          ------
TOTAL                                           1,248          93,866,394.42                          100.00
=====                                           =====          =============                          ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
PROPERTY TYPE:                       Mortgage Loans          the Cut-off Date          as of the Cut-off Date
--------------                       --------------          ----------------          ----------------------
 Single Family                                    844          54,127,850.58                           57.66
 Two-Four Family                                  149          14,119,883.50                           15.04
 Multi-Use                                        116          12,121,815.88                           12.91
 Five-Eight Family                                 79           9,191,313.87                            9.79
 Condominium                                       38           3,301,481.43                            3.52
 Manufactured Housing                              22           1,004,049.16                            1.07
---------------------                           -----          -------------                          ------
TOTAL                                           1,248          93,866,394.42                          100.00
=====                                           =====          =============                          ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
PURPOSE:                             Mortgage Loans          the Cut-off Date          as of the Cut-off Date
--------                             --------------          ----------------          ----------------------
 Cash Out Refinance                               755          52,781,425.11                           56.23
 Debt Consolidation                               268          21,058,468.81                           22.43
 Purchase                                         151          14,122,397.15                           15.05
 Rate/Term Refinance                               74           5,904,103.35                            6.29
---------------------                           -----          -------------                          ------
TOTAL                                           1,248          93,866,394.42                          100.00
=====                                           =====          =============                          ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
DOCUMENTATION:                       Mortgage Loans          the Cut-off Date          as of the Cut-off Date
--------------                       --------------          ----------------          ----------------------
 Full                                             879          61,840,313.51                           65.88
 No Income Verification                           234          20,405,255.35                           21.74
 Limited                                          101           8,222,370.12                            8.76
 Stated Income                                     34           3,398,455.44                            3.62
--------------                                  -----          -------------                          ------
TOTAL                                           1,248          93,866,394.42                          100.00
=====                                           =====          =============                          ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
GRADE:                               Mortgage Loans          the Cut-off Date          as of the Cut-off Date
------                               --------------          ----------------          ----------------------
 A                                                687          62,267,000.41                           66.34
 B                                                227          13,211,261.50                           14.07
 C                                                223          12,770,058.16                           13.60
 D                                                111           5,618,074.35                            5.99
-----                                           -----          -------------                          ------
TOTAL                                           1,248          93,866,394.42                          100.00
=====                                           =====          =============                          ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
AMORTIZATION:                        Mortgage Loans          the Cut-off Date          as of the Cut-off Date
-------------                        --------------          ----------------          ----------------------
 Fully Amortizing                               1,248          93,866,394.42                         100.00
-----------------                               -----          -------------                         ------
TOTAL                                           1,248          93,866,394.42                         100.00
=====                                           =====          =============                         ======



                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
STATE:                               Mortgage Loans          the Cut-off Date          as of the Cut-off Date
------                               --------------          ----------------          ----------------------
 Arkansas                                          13             540,640.04                            0.58
 California                                         5             273,564.04                            0.29
 Colorado                                           5             381,286.56                            0.41
 Connecticut                                       39           3,200,712.38                            3.41
 Delaware                                           6             269,207.83                            0.29
 District of Columbia                               3             205,855.54                            0.22
 Florida                                           12             561,513.72                            0.60
 Georgia                                           35           2,360,744.49                            2.52
 Illinois                                          78           7,157,161.57                            7.62
 Indiana                                           37           2,013,779.19                            2.15
 Kansas                                             1              76,705.79                            0.08
 Kentucky                                           7             216,261.42                            0.23
 Louisiana                                         23           1,354,964.12                            1.44
 Maine                                              4             214,773.40                            0.23
 Maryland                                          43           2,612,168.19                            2.78
 Massachusetts                                     41           3,476,681.83                            3.70
 Michigan                                          24           1,238,774.41                            1.32
 Minnesota                                          1              69,937.16                            0.07
 Mississippi                                       43           1,917,192.66                            2.04
 Missouri                                          32           2,118,998.15                            2.26
 New Hampshire                                      6             361,073.93                            0.38
 New Jersey                                        73           7,557,482.17                            8.05
 New Mexico                                         1              20,984.50                            0.02
 New York                                         293          29,818,706.63                           31.77
 North Carolina                                    52           3,845,272.72                            4.10
 Ohio                                             114           8,375,943.56                            8.92
 Oklahoma                                           3              74,192.97                            0.08
 Pennsylvania                                     174           8,216,577.25                            8.75
 Rhode Island                                      18           1,351,898.37                            1.44
 South Carolina                                    11             751,495.80                            0.80
 Tennessee                                         27           1,690,491.61                            1.80
 Virginia                                          12             909,314.13                            0.97
 Washington                                         1              64,956.28                            0.07
 West Virginia                                     10             482,102.85                            0.51
 Wisconsin                                          1              84,979.16                            0.09
 ---------                                      -----          -------------                          ------
 TOTAL                                          1,248          93,866,394.42                          100.00
 =====                                          =====          =============                          ======


                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                   05/10/2001

                         DELTA SECURITIZATION 2001 ARMS
                             Actual Balance 05/01/01


PRODUCT:                                  2/28 Arms & 3/28 Arms

TOTAL CURRENT BALANCE:                    34,326,610.94

NUMBER OF LOANS:                                    430

                                         Average/Wavg                    Minimum        Maximum
                                         ------------                    -------        -------
AVG CURRENT BALANCE:                     $79,829.33                      $14,988.17   $279,730.19

WAVG GROSS COUPON:                         11.18070%                        6.99000      15.09000%

WAVG GROSS MARGIN:                           6.3475%                         3.7000        9.3900%
WAVG PERIOD RATE CAP:                        1.0000%                         1.0000        1.0000%
WAVG MIN INT RATE:                          11.1807%                         6.9900       15.0900%
WAVG MAX INT RATE:                          18.1807%                        13.9900       22.0900%

WAVG NEXT RESET:                                 34  months                      22            36  months

WAVG COMB LTV:                                75.70%                          21.16         90.00%

WAVG FICO SCORE:                                559                               0           759

WAVG ORIGINAL TERM:                          354.61  months                  180.00        360.00  months
WAVG REMAINING TERM:                         352.41  months                  174.00        360.00  months
WAVG SEASONING:                                2.20  months                    0.00          7.00  months


TOP PREPAYMENT CONCENTRATIONS ($):  98.22%  Prepayment Penalty; 1.78%  No Prepayment Penalty

WAVG PREPAY TERM:                                36  months                       0            60  months

TOP STATE CONCENTRATIONS ($):       27.92%  Ohio,  16.23%  Pennsylvania,  9.58%  Illinois
MAXIMUM ZIP CODE CONCENTRATION ($):  1.56%;  18436  (Lake Ariel, PA)


FIRST PAY DATE:                                                        Nov 26, 2000  Jun 02, 2001
NEXT RATE CHANGE DATE:                                                 Mar 30, 2003  May 02, 2004
MATURE DATE:                                                           Nov 20, 2015  May 02, 2031



                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
CURRENT BALANCE:                    Mortgage Loans         the Cut-off Date          as of the Cut-off Date
----------------                    --------------         ----------------          ----------------------
    14,988  -    50,000                         148             5,192,252.18                          15.13
    50,001  -   100,000                         166            11,943,459.81                          34.79
   100,001  -   150,000                          67             8,202,628.48                          23.90
   150,001  -   200,000                          35             5,835,562.02                          17.00
   200,001  -   250,000                          12             2,607,598.50                           7.60
   250,001  -   279,730                           2               545,109.95                           1.59
  --------      -------                         ---            -------------                         ------
  TOTAL                                         430            34,326,610.94                         100.00
  =====                                         ===            =============                         ======


                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
GROSS COUPON:                        Mortgage Loans         the Cut-off Date          as of the Cut-off Date
-------------                        --------------         ----------------          ----------------------
  6.99000  -  7.00000                              1               40,000.00                           0.12
  7.50001  -  8.00000                              1              146,250.00                           0.43
  8.00001  -  8.50000                              3              339,637.05                           0.99
  8.50001  -  9.00000                             11            1,252,619.61                           3.65
  9.00001  -  9.50000                             19            2,112,685.95                           6.15
  9.50001  - 10.00000                             44            4,972,275.37                          14.49
 10.00001  - 10.50000                             34            2,967,246.90                           8.64
 10.50001  - 11.00000                             66            5,555,756.21                          16.18
 11.00001  - 11.50000                             45            3,689,850.05                          10.75
 11.50001  - 12.00000                             48            3,349,024.32                           9.76
 12.00001  - 12.50000                             36            3,002,904.81                           8.75
 12.50001  - 13.00000                             40            3,077,503.93                           8.97
 13.00001  - 13.50000                             36            1,705,779.50                           4.97
 13.50001  - 14.00000                             31            1,509,568.31                           4.40
 14.00001  - 14.50000                             12              418,173.69                           1.22
 14.50001  - 15.00000                              2              112,456.56                           0.33
 15.00001  - 15.09000                              1               74,878.68                           0.22
 --------    --------                            ---           -------------                         ------
 TOTAL                                           430           34,326,610.94                         100.00
 =====                                           ===           ==============                        ======

                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
GROSS MARGIN:                        Mortgage Loans         the Cut-off Date          as of the Cut-off Date
-------------                        --------------         ----------------          ----------------------
  3.700  -  4.000                                  1              146,250.00                           0.43
  4.001  -  4.500                                  5              496,940.82                           1.45
  4.501  -  5.000                                 27            2,722,171.36                           7.93
  5.001  -  5.500                                 47            4,846,100.20                          14.12
  5.501  -  6.000                                 74            6,535,234.37                          19.04
  6.001  -  6.500                                 66            5,333,799.55                          15.54
  6.501  -  7.000                                 67            4,728,179.60                          13.77
  7.001  -  7.500                                 49            4,297,925.51                          12.52
  7.501  -  8.000                                 48            2,657,287.13                           7.74
  8.001  -  8.500                                 33            1,565,975.68                           4.56
  8.501  -  9.000                                 11              898,746.72                           2.62
  9.001  -  9.390                                  2               98,000.00                           0.29
-------     -----                                ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
=====                                            ===           =============                         ======

PERIOD RATE CAP:
   1.000                                        430            34,326,610.94                         100.00
--------                                        ---            -------------                         ------
TOTAL                                           430            34,326,610.94                         100.00
=====                                           ===            =============                         ======



                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
MIN INT CAP:                         Mortgage Loans         the Cut-off Date          as of the Cut-off Date
------------                         --------------         ----------------          ----------------------
  6.99000  -  7.00000                              1               40,000.00                           0.12
  7.50001  -  8.00000                              1              146,250.00                           0.43
  8.00001  -  8.50000                              3              339,637.05                           0.99
  8.50001  -  9.00000                             11            1,252,619.61                           3.65
  9.00001  -  9.50000                             19            2,112,685.95                           6.15
  9.50001  - 10.00000                             44            4,972,275.37                          14.49
 10.00001  - 10.50000                             34            2,967,246.90                           8.64
 10.50001  - 11.00000                             66            5,555,756.21                          16.18
 11.00001  - 11.50000                             45            3,689,850.05                          10.75
 11.50001  - 12.00000                             48            3,349,024.32                           9.76
 12.00001  - 12.50000                             36            3,002,904.81                           8.75
 12.50001  - 13.00000                             40            3,077,503.93                           8.97
 13.00001  - 13.50000                             36            1,705,779.50                           4.97
 13.50001  - 14.00000                             31            1,509,568.31                           4.40
 14.00001  - 14.50000                             12              418,173.69                           1.22
 14.50001  - 15.00000                              2              112,456.56                           0.33
 15.00001  - 15.09000                              1               74,878.68                           0.22
---------    --------                            ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
=====                                            ===           =============                         ======

                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
MAX INT CAP:                         Mortgage Loans         the Cut-off Date          as of the Cut-off Date
------------                         --------------         ----------------          ----------------------
 13.99000  - 14.00000                              1               40,000.00                           0.12
 14.50001  - 15.00000                              1              146,250.00                           0.43
 15.00001  - 15.50000                              3              339,637.05                           0.99
 15.50001  - 16.00000                             11            1,252,619.61                           3.65
 16.00001  - 16.50000                             19            2,112,685.95                           6.15
 16.50001  - 17.00000                             44            4,972,275.37                          14.49
 17.00001  - 17.50000                             34            2,967,246.90                           8.64
 17.50001  - 18.00000                             66            5,555,756.21                          16.18
 18.00001  - 18.50000                             45            3,689,850.05                          10.75
 18.50001  - 19.00000                             48            3,349,024.32                           9.76
 19.00001  - 19.50000                             36            3,002,904.81                           8.75
 19.50001  - 20.00000                             40            3,077,503.93                           8.97
 20.00001  - 20.50000                             36            1,705,779.50                           4.97
 20.50001  - 21.00000                             31            1,509,568.31                           4.40
 21.00001  - 21.50000                             12              418,173.69                           1.22
 21.50001  - 22.00000                              2              112,456.56                           0.33
 22.00001  - 22.09000                              1               74,878.68                           0.22
---------    --------                            ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
=====                                            ===           =============                         ======

                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
NEXT RATE CHANGE DATE:               Mortgage Loans         the Cut-off Date          as of the Cut-off Date
----------------------               --------------         ----------------          ----------------------
 03/01/03  - 03/31/03                              1              132,300.00                           0.39
 10/01/03  - 10/31/03                              1               32,213.24                           0.09
 11/01/03  - 11/30/03                             22            1,335,687.57                           3.89
 12/01/03  - 12/31/03                             17            1,276,276.62                           3.72
 01/01/04  - 01/31/04                             24            1,989,868.10                           5.80
 02/01/04  - 02/29/04                             83            6,297,250.49                          18.35
 03/01/04  - 03/31/04                            146           11,595,899.22                          33.78
 04/01/04  - 04/30/04                            127           10,558,215.70                          30.76
 05/01/04  - 05/31/04                              9            1,108,900.00                           3.23
 --------    --------                            ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
=====                                            ===           =============                         ======


                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
ORIGINAL TERM:                       Mortgage Loans         the Cut-off Date          as of the Cut-off Date
--------------                       --------------         ----------------          ----------------------
 180  - 210                                       9             1,027,716.84                           2.99
 331  - 360                                     421            33,298,894.10                          97.01
----    ---                                     ---            -------------                         ------
TOTAL                                           430            34,326,610.94                         100.00
=====                                           ===            =============                         ======

                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
REMAINING TERM:                      Mortgage Loans         the Cut-off Date          as of the Cut-off Date
---------------                      --------------         ----------------          ----------------------
 174  - 180                                        9            1,027,716.84                           2.99
 301  - 360                                      421           33,298,894.10                          97.01
----    ---                                      ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
=====                                            ===           =============                         ======

                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
SEASONING:                           Mortgage Loans         the Cut-off Date          as of the Cut-off Date
----------                           --------------         ----------------          ----------------------
(Less than or equal to) 0                         9             1,108,900.00                           3.23
 1  - 6                                         420            33,185,497.70                          96.68
 7  - 7                                           1                32,213.24                           0.09
--    -                                         ---            -------------                         ------
TOTAL                                           430            34,326,610.94                         100.00
=====                                           ===            =============                         ======

                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
COMB LTV:                            Mortgage Loans         the Cut-off Date          as of the Cut-off Date
---------                            --------------         ----------------          ----------------------
  21.16  -  25.00                                  1               40,000.00                           0.12
  25.01  -  30.00                                  2              231,993.94                           0.68
  30.01  -  35.00                                  2               94,968.79                           0.28
  35.01  -  40.00                                  4              150,456.88                           0.44
  40.01  -  45.00                                  7              286,749.36                           0.84
  45.01  -  50.00                                 17              780,931.82                           2.28
  50.01  -  55.00                                 13              673,950.84                           1.96
  55.01  -  60.00                                 34            1,549,541.44                           4.51
  60.01  -  65.00                                 31            2,356,579.99                           6.87
  65.01  -  70.00                                 61            4,130,978.65                          12.03
  70.01  -  75.00                                 74            5,449,901.45                          15.88
  75.01  -  80.00                                100            9,034,403.29                          26.32
  80.01  -  85.00                                 33            3,673,745.02                          10.70
  85.01  -  90.00                                 51            5,872,409.47                          17.11
-------     -----                                ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
=====                                            ===           =============                         ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
FICO SCORE:                          Mortgage Loans          the Cut-off Date          as of the Cut-off Date
-----------                          --------------          ----------------          ----------------------
(Less than or equal to) 0.00                      26             1,011,131.33                           2.95
 400.01  - 450.00                                  4               229,933.55                           0.67
 450.01  - 500.00                                 67             4,749,891.40                          13.84
 500.01  - 550.00                                135            10,830,524.72                          31.55
 550.01  - 600.00                                119            10,376,303.07                          30.23
 600.01  - 650.00                                 49             4,786,507.29                          13.94
 650.01  - 700.00                                 18             1,401,706.80                           4.08
 700.01  - 750.00                                 11               873,112.78                           2.54
 750.01  - 759.00                                  1                67,500.00                           0.20
-------    ------                                ---            -------------                         ------
TOTAL                                            430            34,326,610.94                         100.00
=====                                            ===            =============                         ======



                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
PREPAY TERM:                         Mortgage Loans         the Cut-off Date          as of the Cut-off Date
------------                         --------------         ----------------          ----------------------
   0                                               7              611,291.30                           1.78
  24                                               1              132,300.00                           0.39
  30                                               5              493,175.33                           1.44
  36                                             411           32,512,771.35                          94.72
  60                                               6              577,072.96                           1.68
-----                                            ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
=====                                            ===           =============                         ======


                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
LIEN:                                Mortgage Loans         the Cut-off Date          as of the Cut-off Date
-----                                --------------         ----------------          ----------------------
 First Lien                                      429           34,307,621.10                          99.94
 Second Lien                                       1               18,989.84                           0.06
------------                                     ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
=====                                            ===           =============                         ======

                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
OCCUPANCY:                           Mortgage Loans         the Cut-off Date          as of the Cut-off Date
----------                           --------------         ----------------          ----------------------
 Primary                                         390           31,601,844.12                          92.06
 Non-owner                                        40            2,724,766.82                           7.94
---------                                        ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
=====                                            ===           =============                         ======

                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
PROPERTY TYPE:                       Mortgage Loans         the Cut-off Date          as of the Cut-off Date
--------------                       --------------         ----------------          ----------------------
 Single Family                                   374           29,499,056.60                          85.94
 Two-Four Family                                  41            3,550,862.30                          10.34
 Condominium                                      15            1,276,692.04                           3.72
-------------                                     --           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
=====                                            ===           =============                         ======

                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
PURPOSE:                             Mortgage Loans         the Cut-off Date          as of the Cut-off Date
--------                             --------------         ----------------          ----------------------
 Cash Out Refinance                              213           15,310,721.05                          44.60
 Debt Consolidation                              134           12,447,878.35                          36.26
 Rate/Term Refinance                              42            3,496,616.25                          10.19
 Purchase                                         41            3,071,395.29                           8.95
---------                                        ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
=====                                            ===           =============                         ======

                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
DOCUMENTATION:                       Mortgage Loans         the Cut-off Date          as of the Cut-off Date
--------------                       --------------         ----------------          ----------------------
 Full                                            339           26,747,338.24                          77.92
 No Income Verification                           35            3,468,463.34                          10.10
 Limited                                          37            2,313,273.46                           6.74
 Stated Income                                    19            1,797,535.90                           5.24
-------------                                    ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
=====                                            ===           =============                         ======

                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
GRADE:                               Mortgage Loans         the Cut-off Date          as of the Cut-off Date
-------                              --------------         ----------------          ----------------------
 A                                               180           17,991,905.09                          52.41
 C                                               105            7,080,425.52                          20.63
 B                                                82            6,193,706.48                          18.04
 D                                                63            3,060,573.85                           8.92
--                                               ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
=====                                            ===           =============                         ======

                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
AMORTIZATION:                        Mortgage Loans         the Cut-off Date          as of the Cut-off Date
-------------                        --------------         ----------------          ----------------------
 Fully Amortizing                               430            34,326,610.94                         100.00
-----------------                               ---            -------------                         ------
TOTAL                                           430            34,326,610.94                         100.00
=====                                           ===            =============                         ======

                                                           Principal Balance        % of Aggregate Principal
                                        Number of          Outstanding as of          Balance Outstanding
STATE:                               Mortgage Loans         the Cut-off Date          as of the Cut-off Date
------                               --------------         ----------------          ----------------------
 Arizona                                           2              240,750.00                           0.70
 Arkansas                                          4              403,869.30                           1.18
 California                                        3              534,481.62                           1.56
 Colorado                                          1               66,950.00                           0.20
 Connecticut                                      13            1,432,395.42                           4.17
 Delaware                                          3              194,371.04                           0.57
 District of Columbia                              1               74,978.25                           0.22
 Florida                                           9              758,091.70                           2.21
 Georgia                                           8              783,152.12                           2.28
 Illinois                                         27            3,287,984.47                           9.58
 Indiana                                          10              594,399.37                           1.73
 Kentucky                                          3              140,570.43                           0.41
 Louisiana                                         8              648,471.85                           1.89
 Maryland                                         14              981,145.07                           2.86
 Massachusetts                                     4              539,308.59                           1.57
 Michigan                                         42            2,185,182.68                           6.37
 Mississippi                                       1               49,956.88                           0.15
 Missouri                                          6              447,238.29                           1.30
 New Jersey                                       23            3,111,924.93                           9.07
 North Carolina                                   10              847,417.45                           2.47
 Ohio                                            138            9,583,256.10                          27.92
 Oklahoma                                          2              177,862.44                           0.52
 Pennsylvania                                     74            5,569,892.53                          16.23
 Rhode Island                                      1               87,977.43                           0.26
 South Carolina                                    3              323,750.00                           0.94
 Tennessee                                         3              209,275.54                           0.61
 Virginia                                         11              847,907.61                           2.47
 West Virginia                                     6              204,049.83                           0.59
-----------------                                ---           -------------                          -----
TOTAL                                            430           34,326,610.94                          100.00
=====                                            ===           =============                          ======


                                  May 10, 2001

                   Delta Funding Home Equity Loan Trust 2001-1
            Home Equity Loan Asset-Backed Certificates, Series 2001-1

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

The attached preliminary information is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                   05/09/2001

                   DELTA FUNDING HOME EQUITY LOAN TRUST 2001-1
                             Actual Balance 05/01/01


PRODUCT:                        2/28 ARMs, 3/28 ARMs & Fixed Rate

TOTAL CURRENT BALANCE:            128,193,005.36

NUMBER OF LOANS:                           1,678

                                    Average/Wavg                       Minimum          Maximum
                                    ------------                       -------          -------
AVG CURRENT BALANCE:                  $76,396.31                     $5,000.00      $420,596.29

WAVG GROSS COUPON:                      11.52032%                      6.99000         16.09000%

WAVG GROSS MARGIN:                        6.3475%                       3.7000           9.3900%
WAVG PERIOD RATE CAP:                     1.0000%                       1.0000           1.0000%
WAVG MIN INT RATE:                       11.1807%                       6.9900          15.0900%
WAVG MAX INT RATE:                       18.1807%                      13.9900          22.0900%

WAVG NEXT RESET:                              34 months                     22               36 months

WAVG COMB LTV:                             72.06%                         9.52            90.16%

WAVG DTI RATIO:                            40.01%                         0.00            55.00%

WAVG FICO SCORE:                             592                           425              793

WAVG ORIGINAL TERM:                       330.87 months                  60.00           360.00 months
WAVG REMAINING TERM:                      328.61 months                  55.00           360.00 months
WAVG SEASONING:                             2.26 months                   0.00             7.00 months

TOP PREPAYMENT CONCENTRATIONS ($):         81.86%  Prepayment Penalty,  18.14%  No Prepayment Penalty

WAVG PREPAY TERM:                             33 months                      0               60 months

TOP STATE CONCENTRATIONS ($):              23.26%  New York,  14.01%  Ohio,  10.75%  Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION ($):         0.72%;  11233  (Brooklyn, NY)

FIRST PAY DATE:                                                   Nov 26, 2000            Jun 15, 2001
NEXT RATE ADJ DATE:                                               Mar 30, 2003            May 02, 2004
MATURE DATE:                                                      Dec 05, 2005            May 02, 2031



                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
CURRENT BALANCE:                    Mortgage Loans           the Cut-off Date          as of the Cut-off Date
----------------                    --------------           ----------------          ----------------------
     5,000  -    50,000                            692            23,370,022.68                            18.23
    50,001  -   100,000                            573            41,248,332.13                            32.18
   100,001  -   150,000                            245            30,179,381.21                            23.54
   150,001  -   200,000                            101            17,331,710.39                            13.52
   200,001  -   250,000                             47            10,293,658.92                             8.03
   250,001  -   300,000                             16             4,342,570.61                             3.39
   300,001  -   350,000                              3             1,006,733.13                             0.79
   400,001  -   420,596                              1               420,596.29                             0.33
----------      -------                          -----           --------------                           ------
TOTAL                                            1,678           128,193,005.36                           100.00
=====                                            =====           ==============                           ======


                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
GROSS COUPON:                        Mortgage Loans           the Cut-off Date          as of the Cut-off Date
-------------                        --------------           ----------------          ----------------------
  6.99000  -  7.00000                                1                40,000.00                             0.03
  7.50001  -  8.00000                                5               565,150.00                             0.44
  8.00001  -  8.50000                               13             1,397,546.70                             1.09
  8.50001  -  9.00000                               34             3,842,408.99                             3.00
  9.00001  -  9.50000                               46             5,080,692.79                             3.96
  9.50001  - 10.00000                              126            12,845,168.77                            10.02
 10.00001  - 10.50000                              100             8,900,252.43                             6.94
 10.50001  - 11.00000                              212            17,505,077.56                            13.66
 11.00001  - 11.50000                              155            13,144,141.18                            10.25
 11.50001  - 12.00000                              227            16,676,024.19                            13.01
 12.00001  - 12.50000                              194            13,439,742.23                            10.48
 12.50001  - 13.00000                              241            17,103,835.50                            13.34
 13.00001  - 13.50000                              138             7,534,756.59                             5.88
 13.50001  - 14.00000                              103             5,836,677.14                             4.55
 14.00001  - 14.50000                               55             2,778,506.39                             2.17
 14.50001  - 15.00000                               18               983,408.28                             0.77
 15.00001  - 15.50000                                6               324,303.15                             0.25
 15.50001  - 16.00000                                3               150,923.48                             0.12
 16.00001  - 16.09000                                1                44,389.99                             0.03
---------    --------                            -----           --------------                           ------
TOTAL                                            1,678           128,193,005.36                           100.00
=====                                            =====           ==============                           ======

                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
GROSS MARGIN:                        Mortgage Loans           the Cut-off Date          as of the Cut-off Date
-------------                        --------------           ----------------          ----------------------
(less than or equal to) 4.000                        1               146,250.00                             0.43
  4.001  -  4.500                                    5               496,940.82                             1.45
  4.501  -  5.000                                   27             2,722,171.36                             7.93
  5.001  -  5.500                                   47             4,846,100.20                            14.12
  5.501  -  6.000                                   74             6,535,234.37                            19.04
  6.001  -  6.500                                   66             5,333,799.55                            15.54
  6.501  -  7.000                                   67             4,728,179.60                            13.77
  7.001  -  7.500                                   49             4,297,925.51                            12.52
  7.501  -  8.000                                   48             2,657,287.13                             7.74
  8.001  -  8.500                                   33             1,565,975.68                             4.56
  8.501  -  9.000                                   11               898,746.72                             2.62
  9.001  -  9.390                                    2                98,000.00                             0.29
-------     -----                                  ---            -------------                           ------
TOTAL                                              430            34,326,610.94                           100.00
=====                                              ===            =============                           ======



                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
PERIOD RATE CAP:                     Mortgage Loans           the Cut-off Date          as of the Cut-off Date
----------------                     --------------           ----------------          ----------------------
   1.000                                           430            34,326,610.94                           100.00
--------                                           ---            -------------                           ------
TOTAL                                              430            34,326,610.94                           100.00
=====                                              ===            =============                           ======

                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
MIN INT CAP:                         Mortgage Loans           the Cut-off Date          as of the Cut-off Date
------------                         --------------           ----------------          ----------------------
(less than or equal to) 10.00000                    79             8,863,467.98                            25.82
 10.00001  - 10.50000                               34             2,967,246.90                             8.64
 10.50001  - 11.00000                               66             5,555,756.21                            16.18
 11.00001  - 11.50000                               45             3,689,850.05                            10.75
 11.50001  - 12.00000                               48             3,349,024.32                             9.76
 12.00001  - 12.50000                               36             3,002,904.81                             8.75
 12.50001  - 13.00000                               40             3,077,503.93                             8.97
 13.00001  - 13.50000                               36             1,705,779.50                             4.97
 13.50001  - 14.00000                               31             1,509,568.31                             4.40
 14.00001  - 14.50000                               12               418,173.69                             1.22
 14.50001  - 15.00000                                2               112,456.56                             0.33
 15.00001  - 15.09000                                1                74,878.68                             0.22
---------    --------                              ---            -------------                           ------
TOTAL                                              430            34,326,610.94                           100.00
=====                                              ===            =============                           ======

                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
MAX INT CAP:                         Mortgage Loans           the Cut-off Date          as of the Cut-off Date
------------                         --------------           ----------------          ----------------------
(less than or equal to) 17.00000                    79             8,863,467.98                            25.82
 17.00001  - 17.50000                               34             2,967,246.90                             8.64
 17.50001  - 18.00000                               66             5,555,756.21                            16.18
 18.00001  - 18.50000                               45             3,689,850.05                            10.75
 18.50001  - 19.00000                               48             3,349,024.32                             9.76
 19.00001  - 19.50000                               36             3,002,904.81                             8.75
 19.50001  - 20.00000                               40             3,077,503.93                             8.97
 20.00001  - 20.50000                               36             1,705,779.50                             4.97
 20.50001  - 21.00000                               31             1,509,568.31                             4.40
 21.00001  - 21.50000                               12               418,173.69                             1.22
 21.50001  - 22.00000                                2               112,456.56                             0.33
 22.00001  - 22.09000                                1                74,878.68                             0.22
---------    --------                              ---            -------------                           ------
TOTAL                                              430            34,326,610.94                           100.00
=====                                              ===            =============                           ======

                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
NEXT RATE CHANGE DATE:               Mortgage Loans           the Cut-off Date          as of the Cut-off Date
----------------------               --------------           ----------------          ----------------------
 03/01/03  - 03/31/03                                1               132,300.00                             0.10
 10/01/03  - 10/31/03                                1                32,213.24                             0.03
 11/01/03  - 11/30/03                               22             1,335,687.57                             1.04
 12/01/03  - 12/31/03                               17             1,276,276.62                             1.00
 01/01/04  - 01/31/04                               24             1,989,868.10                             1.55
 02/01/04  - 02/29/04                               83             6,297,250.49                             4.91
 03/01/04  - 03/31/04                              146            11,595,899.22                             9.05
 04/01/04  - 04/30/04                              127            10,558,215.70                             8.24
 05/01/04  - 05/31/04                                9             1,108,900.00                             0.87
 --------    --------                              ---            -------------                           ------
TOTAL                                              430            34,326,610.94                           100.00
=====                                              ===            =============                           ======



                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
ORIGINAL TERM:                       Mortgage Loans           the Cut-off Date          as of the Cut-off Date
--------------                       --------------           ----------------          ----------------------

  91  - 150                                         57             3,162,983.04                             2.47
 151  - 210                                        209            12,086,481.19                             9.43
 211  - 270                                         64             4,914,484.20                             3.83
 271  - 330                                         19             1,861,878.49                             1.45
 331  - 360                                      1,318           105,820,196.96                            82.55
----    ---                                      -----           --------------                           ------
TOTAL                                            1,678           128,193,005.36                           100.00
=====                                            =====           ==============                           ======

                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
REMAINING TERM:                      Mortgage Loans           the Cut-off Date          as of the Cut-off Date
---------------                      --------------           ----------------          ----------------------
  55  -  60                                          3               115,157.24                             0.09
  61  - 120                                         51             2,371,255.69                             1.85
 121  - 180                                        220            12,928,021.64                            10.08
 181  - 240                                         64             4,872,943.21                             3.80
 241  - 300                                         19             1,737,407.49                             1.36
 301  - 360                                      1,321           106,168,220.09                            82.82
----    ---                                      -----           --------------                           ------
TOTAL                                            1,678           128,193,005.36                           100.00
=====                                            =====           ==============                           ======

                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
SEASONING:                           Mortgage Loans           the Cut-off Date          as of the Cut-off Date
----------                           --------------           ----------------          ----------------------
(less than or equal to) 0                          34              3,054,625.00                             2.38
 1  -   6                                       1,643            125,106,167.12                            97.59
 7  -   7                                           1                 32,213.24                             0.03
--      -                                       -----            --------------                           ------
TOTAL                                           1,678            128,193,005.36                           100.00
=====                                           =====            ==============                           ======

                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
COMB LTV:                            Mortgage Loans           the Cut-off Date          as of the Cut-off Date
---------                            --------------           ----------------          ----------------------
   9.52  -  10.00                                    1                40,000.00                             0.03
  10.01  -  15.00                                    1                78,000.00                             0.06
  15.01  -  20.00                                    3               101,523.23                             0.08
  20.01  -  25.00                                   11               545,651.14                             0.43
  25.01  -  30.00                                    7               454,847.38                             0.35
  30.01  -  35.00                                   16               771,936.72                             0.60
  35.01  -  40.00                                   19             1,027,775.19                             0.80
  40.01  -  45.00                                   32             1,882,824.76                             1.47
  45.01  -  50.00                                   63             3,517,932.66                             2.74
  50.01  -  55.00                                   70             4,483,408.62                             3.50
  55.01  -  60.00                                  146             8,813,020.93                             6.87
  60.01  -  65.00                                  166            13,278,537.53                            10.36
  65.01  -  70.00                                  275            19,298,429.76                            15.05
  70.01  -  75.00                                  290            24,263,495.45                            18.93
  75.01  -  80.00                                  321            25,248,388.95                            19.70
  80.01  -  85.00                                  149            12,645,998.79                             9.86
  85.01  -  90.00                                  107            11,710,076.25                             9.13
  90.01  -  90.16                                    1                31,158.00                             0.02
-------     -----                                -----           --------------                           ------
TOTAL                                            1,678           128,193,005.36                           100.00
=====                                            =====           ==============                           ======

                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
DTI:                                 Mortgage Loans           the Cut-off Date          as of the Cut-off Date
----                                 --------------           ----------------          ----------------------
(less than or equal to) 0.00                         3               204,410.71                             0.16
   0.01  -   5.00                                    9               858,131.51                             0.67
   5.01  -  10.00                                   15             1,028,655.89                             0.80
  10.01  -  15.00                                   38             2,175,894.41                             1.70
  15.01  -  20.00                                   69             3,809,117.43                             2.97
  20.01  -  25.00                                  117             6,189,342.01                             4.83
  25.01  -  30.00                                  157            10,269,346.49                             8.01
  30.01  -  35.00                                  191            14,010,038.80                            10.93
  35.01  -  40.00                                  230            16,379,982.45                            12.78
  40.01  -  45.00                                  268            21,485,632.51                            16.76
  45.01  -  50.00                                  292            25,402,648.23                            19.82
  50.01  -  55.00                                  289            26,379,804.92                            20.58
-------     -----                                -----           --------------                           ------
TOTAL                                            1,678           128,193,005.36                           100.00
=====                                            =====           ==============                           ======




                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
FICO SCORE:                          Mortgage Loans           the Cut-off Date          as of the Cut-off Date
-----------                          --------------           ----------------          ----------------------
(less than or equal to) 0.00                        95             4,025,189.13                             3.14
 400.01  - 450.00                                   16             1,028,737.78                             0.80
 450.01  - 500.00                                  196            12,017,725.93                             9.37
 500.01  - 550.00                                  457            33,218,237.08                            25.91
 550.01  - 600.00                                  406            32,415,122.84                            25.29
 600.01  - 650.00                                  261            22,858,539.29                            17.83
 650.01  - 700.00                                  146            12,912,719.29                            10.07
 700.01  - 750.00                                   72             7,225,109.38                             5.64
 750.01  - 793.00                                   29             2,491,624.64                             1.94
-------    ------                                -----           --------------                           ------
TOTAL                                            1,678           128,193,005.36                           100.00
=====                                            =====           ==============                           ======

                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
PREPAY TERM:                         Mortgage Loans           the Cut-off Date          as of the Cut-off Date
------------                         --------------           ----------------          ----------------------
   0                                               329            23,256,573.45                            18.14
  12                                               247            24,412,988.87                            19.04
  24                                                 2               182,248.68                             0.14
  30                                                 7               881,759.86                             0.69
  36                                               929            68,437,230.13                            53.39
  42                                                 1                69,937.16                             0.05
  60                                               163            10,952,267.21                             8.54
----                                             -----           --------------                           ------
TOTAL                                            1,678           128,193,005.36                           100.00
=====                                            =====           ==============                           ======

                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
LIEN:                                Mortgage Loans           the Cut-off Date          as of the Cut-off Date
-----                                --------------           ----------------          ----------------------
 First Lien                                      1,493           120,172,903.59                            93.74
 Second Lien                                       185             8,020,101.77                             6.26
------------                                     -----           --------------                           ------
TOTAL                                            1,678           128,193,005.36                           100.00
=====                                            =====           ==============                           ======



                                                              Principal Balance        % of Aggregate Principal
                                         Number of            Outstanding as of          Balance Outstanding
OCCUPANCY:                            Mortgage Loans           the Cut-off Date          as of the Cut-off Date
----------                            --------------           ----------------          ----------------------
 Primary                                          1,351           101,817,700.06                            79.43
 Non-owner                                          327            26,375,305.30                            20.57
----------                                        -----           --------------                           ------
TOTAL                                             1,678           128,193,005.36                           100.00
=====                                             =====           ==============                           ======

                                                              Principal Balance        % of Aggregate Principal
                                         Number of            Outstanding as of          Balance Outstanding
PROPERTY TYPE:                        Mortgage Loans           the Cut-off Date          as of the Cut-off Date
--------------                        --------------           ----------------          ----------------------
 Single Family                                  1,218            83,626,907.18                            65.24
 Two-Four Family                                  190            17,670,745.80                            13.78
 Multi-Use                                        116            12,121,815.88                             9.46
 Five-Eight Family                                 79             9,191,313.87                             7.17
 Condominium                                       53             4,578,173.47                             3.57
 Manufactured Housing                              22             1,004,049.16                             0.78
---------------------                           -----           --------------                           ------
TOTAL                                           1,678           128,193,005.36                           100.00
=====                                           =====           ==============                           ======

                                                              Principal Balance        % of Aggregate Principal
                                         Number of            Outstanding as of          Balance Outstanding
DOCUMENTATION:                        Mortgage Loans           the Cut-off Date          as of the Cut-off Date
--------------                        --------------           ----------------          ----------------------
 Full Documentation                               1,218            88,587,651.75                            69.10
 No Income Verification                             269            23,873,718.69                            18.62
 Limited Documentation                              138            10,535,643.58                             8.22
 Stated Income Documentation                         53             5,195,991.34                             4.05
----------------------------                      -----           --------------                           ------
TOTAL                                             1,678           128,193,005.36                           100.00
=====                                             =====           ==============                           ======

                                                              Principal Balance        % of Aggregate Principal
                                         Number of            Outstanding as of          Balance Outstanding
GRADE:                                Mortgage Loans           the Cut-off Date          as of the Cut-off Date
-------                               --------------           ----------------          ----------------------
 A                                                  867            80,258,905.50                            62.61
 C                                                  328            19,850,483.68                            15.48
 B                                                  309            19,404,967.98                            15.14
 D                                                  174             8,678,648.20                             6.77
--                                                -----           --------------                           ------
TOTAL                                             1,678           128,193,005.36                           100.00
=====                                             =====           ==============                           ======

                                                              Principal Balance        % of Aggregate Principal
                                         Number of            Outstanding as of          Balance Outstanding
AMORTIZATION:                         Mortgage Loans           the Cut-off Date          as of the Cut-off Date
-------------                         --------------           ----------------          ----------------------
 Fully Amortizing                                 1,678           128,193,005.36                           100.00
-----------------                                 -----           --------------                           ------
TOTAL                                             1,678           128,193,005.36                           100.00
=====                                             =====           ==============                           ======



                                                             Principal Balance        % of Aggregate Principal
                                        Number of            Outstanding as of          Balance Outstanding
STATE:                               Mortgage Loans           the Cut-off Date          as of the Cut-off Date
------                               --------------           ----------------          ----------------------
 Arizona                                             2               240,750.00                             0.19
 Arkansas                                           17               944,509.34                             0.74
 California                                          8               808,045.66                             0.63
 Colorado                                            6               448,236.56                             0.35
 Connecticut                                        52             4,633,107.80                             3.61
 Delaware                                            9               463,578.87                             0.36
 District of Columbia                                4               280,833.79                             0.22
 Florida                                            21             1,319,605.42                             1.03
 Georgia                                            43             3,143,896.61                             2.45
 Illinois                                          105            10,445,146.04                             8.15
 Indiana                                            47             2,608,178.56                             2.03
 Kansas                                              1                76,705.79                             0.06
 Kentucky                                           10               356,831.85                             0.28
 Louisiana                                          31             2,003,435.97                             1.56
 Maine                                               4               214,773.40                             0.17
 Maryland                                           57             3,593,313.26                             2.80
 Massachusetts                                      45             4,015,990.42                             3.13
 Michigan                                           66             3,423,957.09                             2.67
 Minnesota                                           1                69,937.16                             0.05
 Mississippi                                        44             1,967,149.54                             1.53
 Missouri                                           38             2,566,236.44                             2.00
 New Hampshire                                       6               361,073.93                             0.28
 New Jersey                                         96            10,669,407.10                             8.32
 New Mexico                                          1                20,984.50                             0.02
 New York                                          293            29,818,706.63                            23.26
 North Carolina                                     62             4,692,690.17                             3.66
 Ohio                                              252            17,959,199.66                            14.01
 Oklahoma                                            5               252,055.41                             0.20
 Pennsylvania                                      248            13,786,469.78                            10.75
 Rhode Island                                       19             1,439,875.80                             1.12
 South Carolina                                     14             1,075,245.80                             0.84
 Tennessee                                          30             1,899,767.15                             1.48
 Virginia                                           23             1,757,221.74                             1.37
 Washington                                          1                64,956.28                             0.05
 West Virginia                                      16               686,152.68                             0.54
 Wisconsin                                           1                84,979.16                             0.07
----------                                       -----           --------------                           ------
TOTAL                                            1,678           128,193,005.36                           100.00
=====                                            =====           ==============                           ======


                                  May 24, 2001

                   Delta Funding Home Equity Loan Trust 2001-1
            Home Equity Loan Asset-Backed Certificates, Series 2001-1

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

The attached preliminary information is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                   05/24/2001

             DELTA FUNDING HOME EQUITY LOAN TRUST 2001-1 FIXED RATE
                             Actual Balance 05/01/01


PRODUCT:                                    Fixed Rate

TOTAL CURRENT BALANCE:                     98,355,851.88

NUMBER OF LOANS:                                   1,290

                                                                            Minimum              Maximum
AVG CURRENT BALANCE:                          $76,244.85                  $5,000.00            $420,596.29

WAVG GROSS COUPON:                              11.57958 %                  7.74000               16.09000 %

WAVG COMB LTV:                                     70.73 %                     9.52                  90.16 %

WAVG FICO SCORE:                                     592                        427                    793

WAVG ORIGINAL TERM:                               320.68 months               60.00                 360.00 months
WAVG REMAINING TERM:                              318.68 months               57.00                 360.00 months
WAVG SEASONING:                                     2.00 months                0.00                   6.00 months

WAVG DTI RATIO:                                    39.75 %                     0.01                  54.99 %


TOP PREPAYMENT CONCENTRATIONS ($):  76.13% Prepayment Penalty, 23.87% No Prepayment Penalty

WAVG PREPAY TERM:                                     31 months                  12                     60 months

TOP STATE CONCENTRATIONS ($):       32.19%  New York, 9.07% Ohio, 8.87% Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION ($):  0.94%  11233 (Brooklyn, NY)

FIRST PAY DATE:                                                           Dec 07, 2000           Jun 15, 2001
MATURE DATE:                                                              Feb 22, 2006           May 14, 2031


                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
     CURRENT BALANCE:                           Mortgage Loans       the Cutoff Date        the Cutoff Date
     ----------------                           --------------      -----------------      ------------------
     5,000  -    50,000                               552             18,485,187.41               18.79
    50,001  -   100,000                               417             30,154,096.14               30.66
   100,001  -   150,000                               198             24,324,911.96               24.73
   150,001  -   200,000                                67             11,625,309.96               11.82
   200,001  -   250,000                                38              8,391,369.66                8.53
   250,001  -   300,000                                13              3,537,647.33                3.60
   300,001  -   350,000                                 3              1,006,733.13                1.02
   400,001  -   420,596                                 2                830,596.29                0.84
                                                    -----           ---------------              ------
     TOTAL                                          1,290             98,355,851.88              100.00
                                                    =====           ===============              ======

                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
     GROSS COUPON:                              Mortgage Loans       the Cutoff Date        the Cutoff Date
     -------------                              --------------      -----------------      ------------------
  7.74000  -  8.00000                                   6                638,995.00               0.65
  8.00001  -  8.50000                                  10              1,057,909.65               1.08
  8.50001  -  9.00000                                  29              3,319,686.56               3.38
  9.00001  -  9.50000                                  30              3,558,006.84               3.62
  9.50001  - 10.00000                                  86              8,044,105.94               8.18
 10.00001  - 10.50000                                  76              6,933,108.99               7.05
 10.50001  - 11.00000                                 152             12,087,394.72              12.29
 11.00001  - 11.50000                                 115              9,570,860.81               9.73
 11.50001  - 12.00000                                 186             14,459,052.47              14.70
 12.00001  - 12.50000                                 165             10,920,080.94              11.10
 12.50001  - 13.00000                                 201             13,887,857.50              14.12
 13.00001  - 13.50000                                 102              6,009,754.12               6.11
 13.50001  - 14.00000                                  74              4,620,751.24               4.70
 14.00001  - 14.50000                                  38              2,169,053.50               2.21
 14.50001  - 15.00000                                  13                757,354.93               0.77
 15.00001  - 15.50000                                   4                198,048.13               0.20
 15.50001  - 16.00000                                   2                 79,440.55               0.08
 16.00001  - 16.09000                                   1                 44,389.99               0.05
                                                    -----            --------------             ------
     TOTAL                                          1,290             98,355,851.88             100.00
                                                    =====            ==============             ======

                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
  ORIGINAL TERM:                               Mortgage Loans       the Cutoff Date        the Cutoff Date
  -------------                                --------------       -----------------      ------------------
  60  -  90                                            10                347,574.73               0.35
  91  - 150                                            61              3,332,083.04               3.39
 151  - 210                                           212             12,097,637.69              12.30
 211  - 270                                            68              5,449,278.60               5.54
 271  - 330                                            24              2,259,292.00               2.30
 331  - 360                                           915             74,869,985.82              76.12
                                                    -----           ---------------             ------
   TOTAL                                            1,290             98,355,851.88             100.00
                                                    =====           ===============             ======

                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
  REMAINING TERM:                              Mortgage Loans       the Cutoff Date        the Cutoff Date
  -------------                                --------------       -----------------      ------------------
  57  -  60                                             2                 51,946.04                0.05
  61  - 120                                            55              2,604,160.14                2.65
 121  - 180                                           221             12,756,928.14               12.97
 181  - 240                                            71              5,630,578.07                5.72
 241  - 300                                            23              2,094,230.54                2.13
 301  - 360                                           918             75,218,008.95               76.48
                                                    -----           ---------------              ------
   TOTAL                                            1,290             98,355,851.88              100.00
                                                    =====           ===============              ======

                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
   SEASONING:                                  Mortgage Loans       the Cutoff Date        the Cutoff Date
   ---------                                   --------------       -----------------      ------------------
(less than or equal to) 0                             130             11,294,633.00               11.48
   1  -   6                                         1,160             87,061,218.88               88.52
                                                    -----           ---------------              ------
    TOTAL                                           1,290             98,355,851.88              100.00
                                                    =====           ===============              ======

                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
     COMB LTV:                                 Mortgage Loans       the Cutoff Date        the Cutoff Date
     --------                                  --------------       -----------------      ------------------
   9.52  -  10.00                                       1                 40,000.00               0.04
  10.01  -  15.00                                       1                 78,000.00               0.08
  15.01  -  20.00                                       3                101,523.23               0.10
  20.01  -  25.00                                      10                505,651.14               0.51
  25.01  -  30.00                                       5                222,853.44               0.23
  30.01  -  35.00                                      15                909,967.93               0.93
  35.01  -  40.00                                      15                909,884.71               0.93
  40.01  -  45.00                                      27              1,703,473.57               1.73
  45.01  -  50.00                                      43              2,476,325.12               2.52
  50.01  -  55.00                                      55              3,838,938.24               3.90
  55.01  -  60.00                                     116              8,216,713.75               8.35
  60.01  -  65.00                                     132             10,604,618.32              10.78
  65.01  -  70.00                                     222             16,177,959.37              16.45
  70.01  -  75.00                                     234             20,335,751.57              20.68
  75.01  -  80.00                                     231             16,617,237.57              16.90
  80.01  -  85.00                                     121              9,634,857.93               9.80
  85.01  -  90.00                                      58              5,950,937.99               6.05
  90.01  -  90.16                                       1                 31,158.00               0.03
                                                    -----           ---------------             ------
      TOTAL                                         1,290             98,355,851.88             100.00
                                                    =====           ===============             ======
                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
       DTI:                                    Mortgage Loans       the Cutoff Date        the Cutoff Date
     --------                                  --------------       -----------------      ------------------
(less than or equal to) 0.00                            3                204,410.71               0.21
   0.01  -   5.00                                       8                827,581.51               0.84
   5.01  -  10.00                                      14                980,288.50               1.00
  10.01  -  15.00                                      33              1,975,985.31               2.01
  15.01  -  20.00                                      46              2,682,175.76               2.73
  20.01  -  25.00                                      90              4,798,747.20               4.88
  25.01  -  30.00                                     121              8,204,653.49               8.34
  30.01  -  35.00                                     140             10,517,039.27              10.69
  35.01  -  40.00                                     176             12,598,991.01              12.81
  40.01  -  45.00                                     219             17,709,444.72              18.01
  45.01  -  50.00                                     212             17,293,072.65              17.58
  50.01  -  54.99                                     228             20,563,461.75              20.91
                                                    -----            --------------             ------
     TOTAL                                          1,290             98,355,851.88             100.00
                                                    =====            ==============             ======
                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
     FICO SCORE:                               Mortgage Loans       the Cutoff Date        the Cutoff Date
     -----------                               --------------       -----------------      ------------------
   0.00  -   0.00                                      62              2,777,092.72                2.82
 400.01  - 450.00                                      10                628,836.53                0.64
 450.01  - 500.00                                     129              7,149,677.52                7.27
 500.01  - 550.00                                     331             23,341,892.57               23.73
 550.01  - 600.00                                     304             23,955,105.94               24.36
 600.01  - 650.00                                     237             19,813,431.35               20.14
 650.01  - 700.00                                     129             11,889,047.61               12.09
 700.01  - 750.00                                      61              6,449,495.82                6.56
 750.01  - 793.00                                      27              2,351,271.82                2.39
                                                    -----            --------------              ------
     TOTAL                                          1,290             98,355,851.88              100.00
                                                    =====            ==============              ======

                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
     PREPAY TERM:                              Mortgage Loans        the Cutoff Date        the Cutoff Date
     -----------                               --------------       -----------------      ------------------
            0                                         334             23,478,024.70               23.87
           12                                         259             26,143,342.50               26.58
           30                                           2                388,584.53                0.40
           36                                         526             37,020,853.35               37.64
           42                                           1                 69,937.16                0.07
           60                                         168             11,255,109.64               11.44
                                                    -----           ---------------              ------
         TOTAL                                      1,290             98,355,851.88              100.00
                                                    =====           ===============              ======

                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
        LIEN:                                  Mortgage Loans        the Cutoff Date        the Cutoff Date
     -----------                               --------------       -----------------      ------------------
 First Lien                                         1,101             90,253,486.01              91.76
 Second Lien                                          189              8,102,365.87               8.24
                                                    -----           ---------------             ------
    TOTAL                                           1,290             98,355,851.88             100.00
                                                    =====           ===============             ======

                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
     OCCUPANCY:                                Mortgage Loans        the Cutoff Date        the Cutoff Date
     -----------                               --------------       -----------------      ------------------
     Primary                                        1,000             74,396,846.99               75.64
     Non-owner                                        290             23,959,004.89               24.36
                                                    -----           ---------------              ------
       TOTAL                                        1,290             98,355,851.88              100.00
                                                    =====           ===============              ======

                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
  PROPERTY TYPE:                               Mortgage Loans        the Cutoff Date        the Cutoff Date
  --------------                               --------------       -----------------      ------------------
 Single Family                                        877             57,454,640.23              58.42
 Two-Four Family                                      150             14,330,488.55              14.57
 Multi-Use                                            118             12,405,072.38              12.61
 Five-Eight Family                                     82              9,534,063.87               9.69
 Condominium                                           41              3,534,897.55               3.59
 Manufactured Housing                                  22              1,096,689.30               1.12
                                                    -----            --------------             ------
       TOTAL                                        1,290             98,355,851.88             100.00
                                                    =====            ==============             ======

                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
     PURPOSE:                                  Mortgage Loans        the Cutoff Date        the Cutoff Date
  --------------                               --------------       -----------------      ------------------
 Cash Out Refinance                                   769             55,092,668.85              56.01
 Debt Consolidation                                   286             22,276,725.35              22.65
 Purchase                                             157             14,387,892.06              14.63
 Rate/Term Refinance                                   78              6,598,565.62               6.71
                                                    -----            --------------             ------
    TOTAL                                           1,290             98,355,851.88             100.00
                                                    =====            ==============             ======

                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
   DOCUMENTATION:                              Mortgage Loans        the Cutoff Date        the Cutoff Date
   --------------                              --------------       -----------------      ------------------
 Full                                                 898             64,255,944.87              65.33
 No Income Verification                               250             22,147,990.46              22.52
 Limited                                              105              8,352,298.32               8.49
 Stated Income                                         37              3,599,618.23               3.66
                                                    -----            --------------             ------
    TOTAL                                           1,290             98,355,851.88             100.00
                                                    =====            ==============             ======

                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
      GRADE:                                   Mortgage Loans        the Cutoff Date        the Cutoff Date
      ------                                   --------------       -----------------      ------------------
 A                                                    713             64,771,227.60              65.85
 B                                                    240             14,559,761.90              14.80
 C                                                    227             13,326,599.14              13.55
 D                                                    110              5,698,263.24               5.79
                                                    -----            --------------             ------
   TOTAL                                            1,290             98,355,851.88             100.00
                                                    =====            ==============             ======

                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
    AMORTIZATION:                              Mortgage Loans        the Cutoff Date        the Cutoff Date
    ------------                               --------------       -----------------      ------------------
 Fully Amortizing                                   1,290             98,355,851.88               100.00
                                                    -----            --------------               ------
     TOTAL                                          1,290             98,355,851.88               100.00
                                                    =====            ==============               ======

                                                                                            % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                  Number of         Outstanding as of      Outstanding as of
    STATE:                                     Mortgage Loans        the Cutoff Date        the Cutoff Date
    ------                                     --------------       -----------------      ------------------
 Arkansas                                              14                577,024.05              0.59
 California                                             4                213,345.46              0.22
 Colorado                                               5                381,286.56              0.39
 Connecticut                                           41              3,352,899.77              3.41
 Delaware                                               7                335,707.83              0.34
 District of Columbia                                   3                205,855.54              0.21
 Florida                                               13                644,930.04              0.66
 Georgia                                               35              2,253,936.90              2.29
 Illinois                                              80              7,355,143.67              7.48
 Indiana                                               36              2,005,070.03              2.04
 Kansas                                                 1                 76,705.79              0.08
 Kentucky                                               7                216,261.42              0.22
 Louisiana                                             21              1,089,214.56              1.11
 Maine                                                  4                214,773.40              0.22
 Maryland                                              39              2,282,192.07              2.32
 Massachusetts                                         42              3,669,746.60              3.73
 Michigan                                              26              1,409,738.65              1.43
 Minnesota                                              1                 69,937.16              0.07
 Mississippi                                           41              1,891,933.78              1.92
 Missouri                                              34              2,352,206.39              2.39
 New Hampshire                                          6                361,073.93              0.37
 New Jersey                                            77              8,001,689.32              8.14
 New Mexico                                             1                 20,984.50              0.02
 New York                                             307             31,658,434.98             32.19
 North Carolina                                        52              3,905,901.24              3.97
 Ohio                                                 123              8,921,346.29              9.07
 Oklahoma                                               3                 74,192.97              0.08
 Pennsylvania                                         180              8,719,859.06              8.87
 Rhode Island                                          19              1,486,898.37              1.51
 South Carolina                                        10                712,367.52              0.72
 Tennessee                                             29              1,965,241.61              2.00
 Virginia                                              12                909,314.13              0.92
 Washington                                             2                204,956.28              0.21
 West Virginia                                         13                692,902.85              0.70
 Wisconsin                                              1                 84,979.16              0.09
 Wyoming                                                1                 37,800.00              0.04
                                                    -----            ---------------           ------
    TOTAL                                           1,290             98,355,851.88            100.00
                                                    =====            ==============            ======

                                  May 17, 2001

                   Delta Funding Home Equity Loan Trust 2001-1
            Home Equity Loan Asset-Backed Certificates, Series 2001-1

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

The attached preliminary information is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                   05/10/2001

                      DELTA SECURITIZATION 2001 FIXED RATE
                             Actual Balance 05/01/01


PRODUCT:                                            Fixed Rate

TOTAL CURRENT BALANCE:                             93,866,394.42

NUMBER OF LOANS:                                           1,248


                                                    Average/Wavg                    Minimum        Maximum
                                                    ------------                    -------        -------
AVG CURRENT BALANCE:                                  $75,213.46                   $5,000.00     $420,596.29

WAVG GROSS COUPON:                                      11.64451 %                   7.74000        16.09000 %

WAVG COMB LTV:                                             70.73 %                      9.52           90.16 %

WAVG FICO SCORE:                                             592                           0             793

WAVG ORIGINAL TERM:                                       322.19 months                60.00          360.00 months
WAVG REMAINING TERM:                                      319.90 months                55.00          360.00 months
WAVG SEASONING:                                             2.28 months                 0.00            6.00 months



TOP PREPAYMENT CONCENTRATIONS ($): 75.87% Prepayment Penalty, 24.13% No Prepayment Penalty

WAVG PREPAY TERM:  31  months                                   0                         60 months

TOP STATE CONCENTRATIONS ($):        31.77% New York, 8.92% Ohio, 8.75% Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION ($):   0.99% 11233 (Brooklyn, NY)

FIRST PAY DATE:                                        Dec 07, 2000               Jun 15, 2001
MATURE DATE:                                           Dec 05, 2005               May 02, 2031



                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
CURRENT BALANCE:                     Mortgage Loans          the Cut-off Date          as of the Cut-off Date
----------------                     --------------         -----------------        -------------------------
     5,000  -    50,000                     544               18,177,770.50                    19.37
    50,001  -   100,000                     407               29,304,872.32                    31.22
   100,001  -   150,000                     178               21,976,752.73                    23.41
   150,001  -   200,000                      66               11,496,148.37                    12.25
   200,001  -   250,000                      35                7,686,060.42                     8.19
   250,001  -   300,000                      14                3,797,460.66                     4.05
   300,001  -   350,000                       3                1,006,733.13                     1.07
   400,001  -   420,596                       1                  420,596.29                     0.45
                                          -----              --------------                   ------
TOTAL                                     1,248               93,866,394.42                   100.00
                                          =====              ==============                   ======



                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
GROSS COUPON:                        Mortgage Loans          the Cut-off Date          as of the Cut-off Date
----------------                     --------------         -----------------        -------------------------
  7.74000  -  8.00000                         4                   418,900.00                      0.45
  8.00001  -  8.50000                        10                 1,057,909.65                      1.13
  8.50001  -  9.00000                        23                 2,589,789.38                      2.76
  9.00001  -  9.50000                        27                 2,968,006.84                      3.16
  9.50001  - 10.00000                        82                 7,872,893.40                      8.39
 10.00001  - 10.50000                        66                 5,933,005.53                      6.32
 10.50001  - 11.00000                       146                11,949,321.35                     12.73
 11.00001  - 11.50000                       110                 9,454,291.13                     10.07
 11.50001  - 12.00000                       179                13,326,999.87                     14.20
 12.00001  - 12.50000                       158                10,436,837.42                     11.12
 12.50001  - 13.00000                       201                14,026,331.57                     14.94
 13.00001  - 13.50000                       102                 5,828,977.09                      6.21
 13.50001  - 14.00000                        72                 4,327,108.83                      4.61
 14.00001  - 14.50000                        43                 2,360,332.70                      2.51
 14.50001  - 15.00000                        16                   870,951.72                      0.93
 15.00001  - 15.50000                         5                   249,424.47                      0.27
 15.50001  - 16.00000                         3                   150,923.48                      0.16
 16.00001  - 16.09000                         1                    44,389.99                      0.05
                                          -----              ---------------                    ------
TOTAL                                     1,248                93,866,394.42                    100.00
                                          =====              ===============                    ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
ORIGINAL TERM:                       Mortgage Loans          the Cut-off Date          as of the Cut-off Date
--------------                       --------------         -----------------        -------------------------
  60  -  90                                11                      346,981.48                   0.37
  91  - 150                                57                    3,162,983.04                   3.37
 151  - 210                               200                   11,058,764.35                  11.78
 211  - 270                                64                    4,914,484.20                   5.24
 271  - 330                                19                    1,861,878.49                   1.98
 331  - 360                               897                   72,521,302.86                  77.26
                                        -----                  --------------                 ------
TOTAL                                   1,248                   93,866,394.42                 100.00
                                        =====                  ==============                 ======



                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
REMAINING TERM:                      Mortgage Loans          the Cut-off Date          as of the Cut-off Date
--------------                       --------------         -----------------        -------------------------
  55  -  60                                 3                       115,157.24                  0.12
  61  - 120                                51                     2,371,255.69                  2.53
 121  - 180                               211                    11,900,304.80                 12.68
 181  - 240                                64                     4,872,943.21                  5.19
 241  - 300                                19                     1,737,407.49                  1.85
 301  - 360                               900                    72,869,325.99                 77.63
                                        -----                   --------------               -------
TOTAL                                   1,248                    93,866,394.42                100.00
                                        =====                   ==============               =======



                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
  SEASONING:                         Mortgage Loans          the Cut-off Date          as of the Cut-off Date
--------------                       --------------         -----------------        -------------------------
(less than or equal to) 0                   25                 1,945,725.00                     2.07
   1  -   6                              1,223                91,920,669.42                    97.93
                                         -----               --------------                   -------
TOTAL                                    1,248                93,866,394.42                   100.00
                                         =====               ==============                   =======



                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
COMB LTV:                            Mortgage Loans          the Cut-off Date          as of the Cut-off Date
--------------                       --------------         -----------------        -------------------------
   9.52  -  10.00                             1                     40,000.00                     0.04
  10.01  -  15.00                             1                     78,000.00                     0.08
  15.01  -  20.00                             3                    101,523.23                     0.11
  20.01  -  25.00                            10                    505,651.14                     0.54
  25.01  -  30.00                             5                    222,853.44                     0.24
  30.01  -  35.00                            14                    676,967.93                     0.72
  35.01  -  40.00                            15                    877,318.31                     0.93
  40.01  -  45.00                            25                  1,596,075.40                     1.70
  45.01  -  50.00                            46                  2,737,000.84                     2.92
  50.01  -  55.00                            57                  3,809,457.78                     4.06
  55.01  -  60.00                           112                  7,263,479.49                     7.74
  60.01  -  65.00                           135                 10,921,957.54                    11.64
  65.01  -  70.00                           214                 15,167,451.11                    16.16
  70.01  -  75.00                           216                 18,813,594.00                    20.04
  75.01  -  80.00                           221                 16,213,985.66                    17.27
  80.01  -  85.00                           116                  8,972,253.77                     9.56
  85.01  -  90.00                            56                  5,837,666.78                     6.22
  90.01  -  90.16                             1                     31,158.00                     0.03
                                          -----                --------------                   ------
TOTAL                                     1,248                 93,866,394.42                   100.00
                                          =====                ==============                   =======




                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
FICO SCORE:                          Mortgage Loans          the Cut-off Date          as of the Cut-off Date
-----------                          --------------         ------------------       --------------------------
(less than or equal to) 0.00                69                    3,014,057.80                   3.21
 400.01  - 450.00                           12                      798,804.23                   0.85
 450.01  - 500.00                          129                    7,267,834.53                   7.74
 500.01  - 550.00                          322                   22,387,712.36                  23.85
 550.01  - 600.00                          287                   22,038,819.77                  23.48
 600.01  - 650.00                          212                   18,072,032.00                  19.25
 650.01  - 700.00                          128                   11,511,012.49                  12.26
 700.01  - 750.00                           61                    6,351,996.60                   6.77
 750.01  - 793.00                           28                    2,424,124.64                   2.58
                                         -----                  --------------                 ------
TOTAL                                    1,248                   93,866,394.42                 100.00
                                         =====                  ==============                ========




                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
PREPAY TERM:                         Mortgage Loans          the Cut-off Date          as of the Cut-off Date
-----------                          --------------         ------------------       --------------------------
   0                                      322                  22,645,282.15                   24.13
  12                                      247                  24,412,988.87                   26.01
  24                                        1                      49,948.68                    0.05
  30                                        2                     388,584.53                    0.41
  36                                      518                  35,924,458.78                   38.27
  42                                        1                      69,937.16                    0.07
  60                                      157                  10,375,194.25                   11.05
                                        -----                 --------------                  ------
TOTAL                                   1,248                  93,866,394.42                  100.00
                                        =====                 ==============                  ======



                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
LIEN:                                Mortgage Loans          the Cut-off Date          as of the Cut-off Date
-----------                          --------------         ------------------       --------------------------
 First Lien                              1,064                  85,865,282.49                   91.48
 Second Lien                               184                   8,001,111.93                    8.52
                                         -----                 --------------                  ------
TOTAL                                    1,248                  93,866,394.42                  100.00
                                         =====                ===============                  ======



                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
OCCUPANCY:                           Mortgage Loans          the Cut-off Date          as of the Cut-off Date
-----------                          --------------         ------------------       --------------------------
 Primary                                   961                70,215,855.94                      74.80
 Non-owner                                 287                23,650,538.48                      25.20
                                         -----               --------------                     ------
TOTAL                                    1,248                93,866,394.42                     100.00
                                         =====               ==============                     ======




                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
PROPERTY TYPE:                       Mortgage Loans          the Cut-off Date          as of the Cut-off Date
-------------                        --------------         ------------------       --------------------------
 Single Family                              844                54,127,850.58                     57.66
 Two-Four Family                            149                14,119,883.50                     15.04
 Multi-Use                                  116                12,121,815.88                     12.91
 Five-Eight Family                           79                 9,191,313.87                      9.79
 Condominium                                 38                 3,301,481.43                      3.52
 Manufactured Housing                        22                 1,004,049.16                      1.07
                                          -----               --------------                    ------
TOTAL                                     1,248                93,866,394.42                    100.00
                                          =====               ==============                   ========




                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
PURPOSE:                             Mortgage Loans          the Cut-off Date          as of the Cut-off Date
-------------                        --------------         ------------------       --------------------------
 Cash Out Refinance                        755                 52,781,425.11                    56.23
 Debt Consolidation                        268                 21,058,468.81                    22.43
 Purchase                                  151                 14,122,397.15                    15.05
 Rate/Term Refinance                        74                  5,904,103.35                     6.29
                                          -----               --------------                    ------
TOTAL                                     1,248                93,866,394.42                    100.00
                                          =====               ==============                   ========




                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
DOCUMENTATION:                       Mortgage Loans          the Cut-off Date          as of the Cut-off Date
-------------                        --------------         ------------------       --------------------------
 Full                                      879                 61,840,313.51                    65.88
 No Income Verification                    234                 20,405,255.35                    21.74
 Limited                                   101                  8,222,370.12                     8.76
 Stated Income                              34                  3,398,455.44                     3.62
                                          -----               --------------                    ------
TOTAL                                     1,248                93,866,394.42                    100.00
                                          =====               ==============                   ========




                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
GRADE:                               Mortgage Loans          the Cut-off Date          as of the Cut-off Date
-------------                        --------------         ------------------       --------------------------
 A                                          687                62,267,000.41                     66.34
 B                                          227                13,211,261.50                     14.07
 C                                          223                12,770,058.16                     13.60
 D                                          111                 5,618,074.35                      5.99
                                          -----               --------------                    ------
TOTAL                                     1,248                93,866,394.42                    100.00
                                          =====               ==============                   ========




                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
AMORTIZATION:                        Mortgage Loans          the Cut-off Date          as of the Cut-off Date
-------------                        --------------         ------------------       --------------------------
 Fully Amortizing                         1,248               93,866,394.42                      100.00
                                          -----               --------------                    ------
TOTAL                                     1,248                93,866,394.42                    100.00
                                          =====               ==============                   ========



                                                          Principal Balance        % of Aggregate Principal
                                        Number of         Outstanding as of          Balance Outstanding
STATE:                               Mortgage Loans        the Cut-off Date          as of the Cut-off Date
-------------                        --------------       ------------------       --------------------------
 Arkansas                                    13             540,640.04                            0.58
 California                                   5             273,564.04                            0.29
 Colorado                                     5             381,286.56                            0.41
 Connecticut                                 39           3,200,712.38                            3.41
 Delaware                                     6             269,207.83                            0.29
 District of Columbia                         3             205,855.54                            0.22
 Florida                                     12             561,513.72                            0.60
 Georgia                                     35           2,360,744.49                            2.52
 Illinois                                    78           7,157,161.57                            7.62
 Indiana                                     37           2,013,779.19                            2.15
 Kansas                                       1              76,705.79                            0.08
 Kentucky                                     7             216,261.42                            0.23
 Louisiana                                   23           1,354,964.12                            1.44
 Maine                                        4             214,773.40                            0.23
 Maryland                                    43           2,612,168.19                            2.78
 Massachusetts                               41           3,476,681.83                            3.70
 Michigan                                    24           1,238,774.41                            1.32
 Minnesota                                    1              69,937.16                            0.07
 Mississippi                                 43           1,917,192.66                            2.04
 Missouri                                    32           2,118,998.15                            2.26
 New Hampshire                                6             361,073.93                            0.38
 New Jersey                                  73           7,557,482.17                            8.05
 New Mexico                                   1              20,984.50                            0.02
 New York                                   293          29,818,706.63                           31.77
 North Carolina                              52           3,845,272.72                            4.10
 Ohio                                       114           8,375,943.56                            8.92
 Oklahoma                                     3              74,192.97                            0.08
 Pennsylvania                               174           8,216,577.25                            8.75
 Rhode Island                                18           1,351,898.37                            1.44
 South Carolina                              11             751,495.80                            0.80
 Tennessee                                   27           1,690,491.61                            1.80
 Virginia                                    12             909,314.13                            0.97
 Washington                                   1              64,956.28                            0.07
 West Virginia                               10             482,102.85                            0.51
 Wisconsin                                    1              84,979.16                            0.09
                                          -----         --------------                          ------
TOTAL                                     1,248          93,866,394.42                          100.00
                                          =====         ==============                          ======


                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                   05/10/2001

                         DELTA SECURITIZATION 2001 ARMS
                             Actual Balance 05/01/01


PRODUCT:                                           2/28 Arms & 3/28 Arms

TOTAL CURRENT BALANCE:                                34,326,610.94

NUMBER OF LOANS:                                                430

                                                       Average/Wavg                  Minimum            Maximum
                                                       ------------                  -------            -------
AVG CURRENT BALANCE:                                     $79,829.33                 $14,988.17         $279,730.19

WAVG GROSS COUPON:                                         11.18070 %                  6.99000            15.09000 %

WAVG GROSS MARGIN:                                           6.3475 %                   3.7000              9.3900 %
WAVG PERIOD RATE CAP:                                        1.0000 %                   1.0000              1.0000 %
WAVG MIN INT RATE:                                          11.1807 %                   6.9900             15.0900 %
WAVG MAX INT RATE:                                          18.1807 %                  13.9900             22.0900 %

WAVG NEXT RESET:                                                 34 months                  22                  36 months

WAVG COMB LTV:                                                75.70 %                    21.16               90.00 %

WAVG FICO SCORE:                                                559                          0                 759

WAVG ORIGINAL TERM:                                          354.61 months              180.00              360.00 months
WAVG REMAINING TERM:                                         352.41 months              174.00              360.00 months
WAVG SEASONING:                                                2.20 months                0.00                7.00 months

TOP PREPAYMENT CONCENTRATIONS ($):  98.22% Prepayment Penalty; 1.78% No Prepayment Penalty

WAVG PREPAY TERM:                                                36 months                   0                  60 months

TOP STATE CONCENTRATIONS ($):       27.92% Ohio, 16.23% Pennsylvania, 9.58% Illinois
MAXIMUM ZIP CODE CONCENTRATION ($):  1.56%; 18436 (Lake Ariel, PA)


FIRST PAY DATE:                                               Nov 26, 2000               Jun 02, 2001
NEXT RATE CHANGE DATE:                                        Mar 30, 2003               May 02, 2004
MATURE DATE:                                                  Nov 20, 2015               May 02, 2031

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
CURRENT BALANCE:                     Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
    14,988  -    50,000                          148            5,192,252.18                          15.13
    50,001  -   100,000                          166           11,943,459.81                          34.79
   100,001  -   150,000                           67            8,202,628.48                          23.90
   150,001  -   200,000                           35            5,835,562.02                          17.00
   200,001  -   250,000                           12            2,607,598.50                           7.60
   250,001  -   279,730                            2              545,109.95                           1.59
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
GROSS COUPON:                        Mortgage Loans          the Cut-off Date          as of the Cut-off Date
----------------                     --------------         ------------------       -------------------------
  6.99000  -  7.00000                              1               40,000.00                           0.12
  7.50001  -  8.00000                              1              146,250.00                           0.43
  8.00001  -  8.50000                              3              339,637.05                           0.99
  8.50001  -  9.00000                             11            1,252,619.61                           3.65
  9.00001  -  9.50000                             19            2,112,685.95                           6.15
  9.50001  - 10.00000                             44            4,972,275.37                          14.49
 10.00001  - 10.50000                             34            2,967,246.90                           8.64
 10.50001  - 11.00000                             66            5,555,756.21                          16.18
 11.00001  - 11.50000                             45            3,689,850.05                          10.75
 11.50001  - 12.00000                             48            3,349,024.32                           9.76
 12.00001  - 12.50000                             36            3,002,904.81                           8.75
 12.50001  - 13.00000                             40            3,077,503.93                           8.97
 13.00001  - 13.50000                             36            1,705,779.50                           4.97
 13.50001  - 14.00000                             31            1,509,568.31                           4.40
 14.00001  - 14.50000                             12              418,173.69                           1.22
 14.50001  - 15.00000                              2              112,456.56                           0.33
 15.00001  - 15.09000                              1               74,878.68                           0.22
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
GROSS MARGIN:                        Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
  3.700  -  4.000                                  1              146,250.00                           0.43
  4.001  -  4.500                                  5              496,940.82                           1.45
  4.501  -  5.000                                 27            2,722,171.36                           7.93
  5.001  -  5.500                                 47            4,846,100.20                          14.12
  5.501  -  6.000                                 74            6,535,234.37                          19.04
  6.001  -  6.500                                 66            5,333,799.55                          15.54
  6.501  -  7.000                                 67            4,728,179.60                          13.77
  7.001  -  7.500                                 49            4,297,925.51                          12.52
  7.501  -  8.000                                 48            2,657,287.13                           7.74
  8.001  -  8.500                                 33            1,565,975.68                           4.56
  8.501  -  9.000                                 11              898,746.72                           2.62
  9.001  -  9.390                                  2               98,000.00                           0.29
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


PERIOD RATE CAP:
   1.000                                         430           34,326,610.94                         100.00
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
MIN INT CAP:                         Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
  6.99000  -  7.00000                              1               40,000.00                           0.12
  7.50001  -  8.00000                              1              146,250.00                           0.43
  8.00001  -  8.50000                              3              339,637.05                           0.99
  8.50001  -  9.00000                             11            1,252,619.61                           3.65
  9.00001  -  9.50000                             19            2,112,685.95                           6.15
  9.50001  - 10.00000                             44            4,972,275.37                          14.49
 10.00001  - 10.50000                             34            2,967,246.90                           8.64
 10.50001  - 11.00000                             66            5,555,756.21                          16.18
 11.00001  - 11.50000                             45            3,689,850.05                          10.75
 11.50001  - 12.00000                             48            3,349,024.32                           9.76
 12.00001  - 12.50000                             36            3,002,904.81                           8.75
 12.50001  - 13.00000                             40            3,077,503.93                           8.97
 13.00001  - 13.50000                             36            1,705,779.50                           4.97
 13.50001  - 14.00000                             31            1,509,568.31                           4.40
 14.00001  - 14.50000                             12              418,173.69                           1.22
 14.50001  - 15.00000                              2              112,456.56                           0.33
 15.00001  - 15.09000                              1               74,878.68                           0.22
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
MAX INT CAP:                         Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
 13.99000  - 14.00000                              1               40,000.00                           0.12
 14.50001  - 15.00000                              1              146,250.00                           0.43
 15.00001  - 15.50000                              3              339,637.05                           0.99
 15.50001  - 16.00000                             11            1,252,619.61                           3.65
 16.00001  - 16.50000                             19            2,112,685.95                           6.15
 16.50001  - 17.00000                             44            4,972,275.37                          14.49
 17.00001  - 17.50000                             34            2,967,246.90                           8.64
 17.50001  - 18.00000                             66            5,555,756.21                          16.18
 18.00001  - 18.50000                             45            3,689,850.05                          10.75
 18.50001  - 19.00000                             48            3,349,024.32                           9.76
 19.00001  - 19.50000                             36            3,002,904.81                           8.75
 19.50001  - 20.00000                             40            3,077,503.93                           8.97
 20.00001  - 20.50000                             36            1,705,779.50                           4.97
 20.50001  - 21.00000                             31            1,509,568.31                           4.40
 21.00001  - 21.50000                             12              418,173.69                           1.22
 21.50001  - 22.00000                              2              112,456.56                           0.33
 22.00001  - 22.09000                              1               74,878.68                           0.22
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
NEXT RATE CHANGE DATE:               Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
 03/01/03  - 03/31/03                              1              132,300.00                           0.39
 10/01/03  - 10/31/03                              1               32,213.24                           0.09
 11/01/03  - 11/30/03                             22            1,335,687.57                           3.89
 12/01/03  - 12/31/03                             17            1,276,276.62                           3.72
 01/01/04  - 01/31/04                             24            1,989,868.10                           5.80
 02/01/04  - 02/29/04                             83            6,297,250.49                          18.35
 03/01/04  - 03/31/04                            146           11,595,899.22                          33.78
 04/01/04  - 04/30/04                            127           10,558,215.70                          30.76
 05/01/04  - 05/31/04                              9            1,108,900.00                           3.23
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
ORIGINAL TERM:                       Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
 180  - 210                                        9            1,027,716.84                           2.99
 331  - 360                                      421           33,298,894.10                          97.01
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
REMAINING TERM:                      Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
 174  - 180                                        9            1,027,716.84                           2.99

 301  - 360                                      421           33,298,894.10                          97.01
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
SEASONING:                           Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
less than or equal to 0                            9            1,108,900.00                           3.23

   1  -   6                                      420           33,185,497.70                          96.68
   7  -   7                                        1               32,213.24                           0.09
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
COMB LTV:                            Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
  21.16  -  25.00                                  1               40,000.00                           0.12
  25.01  -  30.00                                  2              231,993.94                           0.68
  30.01  -  35.00                                  2               94,968.79                           0.28
  35.01  -  40.00                                  4              150,456.88                           0.44
  40.01  -  45.00                                  7              286,749.36                           0.84
  45.01  -  50.00                                 17              780,931.82                           2.28
  50.01  -  55.00                                 13              673,950.84                           1.96
  55.01  -  60.00                                 34            1,549,541.44                           4.51
  60.01  -  65.00                                 31            2,356,579.99                           6.87
  65.01  -  70.00                                 61            4,130,978.65                          12.03
  70.01  -  75.00                                 74            5,449,901.45                          15.88
  75.01  -  80.00                                100            9,034,403.29                          26.32
  80.01  -  85.00                                 33            3,673,745.02                          10.70
  85.01  -  90.00                                 51            5,872,409.47                          17.11
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
FICO SCORE::                         Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
less than or equal to 0                           26            1,011,131.33                           2.95
 400.01  - 450.00                                  4              229,933.55                           0.67
 450.01  - 500.00                                 67            4,749,891.40                          13.84
 500.01  - 550.00                                135           10,830,524.72                          31.55
 550.01  - 600.00                                119           10,376,303.07                          30.23
 600.01  - 650.00                                 49            4,786,507.29                          13.94
 650.01  - 700.00                                 18            1,401,706.80                           4.08
 700.01  - 750.00                                 11              873,112.78                           2.54
 750.01  - 759.00                                  1               67,500.00                           0.20
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
PREPAY TERM:                         Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
   0                                               7              611,291.30                           1.78
  24                                               1              132,300.00                           0.39
  30                                               5              493,175.33                           1.44
  36                                             411           32,512,771.35                          94.72
  60                                               6              577,072.96                           1.68
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======

                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
LIEN:      :                         Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
 First Lien                                      429           34,307,621.10                          99.94
 Second Lien                                       1               18,989.84                           0.06
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
OCCUPANCY:                           Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
 Primary                                         390           31,601,844.12                          92.06
 Non-owner                                        40            2,724,766.82                           7.94
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
PROPERTY TYPE:                       Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
 Single Family                                   374           29,499,056.60                          85.94
 Two-Four Family                                  41            3,550,862.30                          10.34
 Condominium                                      15            1,276,692.04                           3.72
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
PURPOSE:                             Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
 Cash Out Refinance                              213           15,310,721.05                          44.60
 Debt Consolidation                              134           12,447,878.35                          36.26
 Rate/Term Refinance                              42            3,496,616.25                          10.19
 Purchase                                         41            3,071,395.29                           8.95
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
DOCUMENTATION:                       Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
 Full                                            339           26,747,338.24                          77.92
 No Income Verification                           35            3,468,463.34                          10.10
 Limited                                          37            2,313,273.46                           6.74
 Stated Income                                    19            1,797,535.90                           5.24
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
GRADE:                               Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
 A                                               180           17,991,905.09                          52.41
 C                                               105            7,080,425.52                          20.63
 B                                                82            6,193,706.48                          18.04
 D                                                63            3,060,573.85                           8.92
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
AMORTIZATION:                        Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------

 Fully Amortizing                                430           34,326,610.94                         100.00
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======


                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
STATE:                               Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
 Arizona                                           2              240,750.00                           0.70
 Arkansas                                          4              403,869.30                           1.18
 California                                        3              534,481.62                           1.56
 Colorado                                          1               66,950.00                           0.20
 Connecticut                                      13            1,432,395.42                           4.17
 Delaware                                          3              194,371.04                           0.57
 District of Columbia                              1               74,978.25                           0.22
 Florida                                           9              758,091.70                           2.21
 Georgia                                           8              783,152.12                           2.28
 Illinois                                         27            3,287,984.47                           9.58
 Indiana                                          10              594,399.37                           1.73
 Kentucky                                          3              140,570.43                           0.41
 Louisiana                                         8              648,471.85                           1.89
 Maryland                                         14              981,145.07                           2.86
 Massachusetts                                     4              539,308.59                           1.57
 Michigan                                         42            2,185,182.68                           6.37
 Mississippi                                       1               49,956.88                           0.15
 Missouri                                          6              447,238.29                           1.30
 New Jersey                                       23            3,111,924.93                           9.07
 North Carolina                                   10              847,417.45                           2.47
 Ohio                                            138            9,583,256.10                          27.92
 Oklahoma                                          2              177,862.44                           0.52
 Pennsylvania                                     74            5,569,892.53                          16.23
 Rhode Island                                      1               87,977.43                           0.26
 South Carolina                                    3              323,750.00                           0.94
 Tennessee                                         3              209,275.54                           0.61
 Virginia                                         11              847,907.61                           2.47
 West Virginia                                     6              204,049.83                           0.59
                                                 ---           -------------                         ------
TOTAL                                            430           34,326,610.94                         100.00
                                                 ===           =============                         ======

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                   05/29/2001

                 DELTA FUNDING HOME EQUITY LOAN TRUST 2001-1 FRM
                             Actual Balance 05/01/01


                                          Principal Balance
                        Number of         Outstanding as of            Term
     STRUCTURE        Mortgage Loans      the Cutoff Date             Months
     ---------        --------------      ---------------             ------
No Prepay Penalties           334           23,478,024.70                0
1% 3yrs                        27            1,541,738.65               36
1%/30months                     2              388,584.53               30
1/1/1/1/1                     104            7,454,483.74               60
2% 1yr                         18            1,444,968.37               12
2% 3yrs                        23            1,184,184.51               36
2% 42 months                    1               69,937.16               42
2%/5yrs                        35            2,473,671.39               60
2mos22%3yr                      3              205,855.54               36
3/2/1                         313           23,752,531.68               36
3/3/3                          37            2,720,693.33               36
3mos/1yr/3yrs                  22            1,554,209.36               36
5% 1yr                        241           24,698,374.13               12
5/4/3                           2               49,680.42               36
5/4/3/2/1                       7              280,473.33               60
5/5/5                          99            6,011,959.86               36
60days/20%/5yrs                 1               84,979.16               60
6mos20%/5yr                    21              961,502.02               60
                               --              ----------               --

TOTAL                       1,290           98,355,851.88
                            =====           =============


         The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. ("GCM") and has not been independently verified by GCM. Accordingly, GCM makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. GCM assumes no responsibility for the accuracy of any material contained herein.

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                   05/29/2001

                 DELTA FUNDING HOME EQUITY LOAN TRUST 2001-1 FRM
                             Actual Balance 05/01/01



                                                            Principal Balance        % of Aggregate Principal
                                        Number of           Outstanding as of          Balance Outstanding
FICO SCORE::                         Mortgage Loans          the Cut-off Date          as of the Cut-off Date
                                     --------------         ------------------       -------------------------
(less than or equal to) 0.00                   62                2,777,092.72                         2.82
 420.01  - 440.00                               5                  422,746.28                         0.43
 440.01  - 460.00                              12                  743,892.63                         0.76
 460.01  - 480.00                              49                2,629,330.39                         2.67
 480.01  - 500.00                              73                3,982,544.75                         4.05
 500.01  - 520.00                             122                7,551,578.33                         7.68
 520.01  - 540.00                             133                9,868,819.77                        10.03
 540.01  - 560.00                             139               10,384,321.35                        10.56
 560.01  - 580.00                             133               10,669,631.86                        10.85
 580.01  - 600.00                             108                8,822,647.20                         8.97
 600.01  - 620.00                             115                9,025,168.01                         9.18
 620.01  - 640.00                              93                8,388,744.11                         8.53
 640.01  - 660.00                              64                5,239,969.80                         5.33
 660.01  - 680.00                              56                5,065,508.37                         5.15
 680.01  - 700.00                              38                3,983,088.67                         4.05
 700.01  - 720.00                              34                3,707,287.11                         3.77
 720.01  - 740.00                              20                2,322,951.12                         2.36
 740.01  - 760.00                              18                1,695,749.32                         1.72
 760.01  - 780.00                              10                  744,792.78                         0.76
 780.01  - 793.00                               6                  329,987.31                         0.34
                                            -----               -------------                       ------
TOTAL                                       1,290               98,355,851.88                       100.00
                                            =====               =============                       ======


         The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. ("GCM") and has not been independently verified by GCM. Accordingly, GCM makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. GCM assumes no responsibility for the accuracy of any material contained herein.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational
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Computational Materials are furnished to you solely by Greenwich Capital
Markets, Inc. and not by the issuer of the securities. They may not be provided
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Numerous assumptions were used in preparing the Computational Materials, which
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the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the
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differences between the actual underlying assets and the hypothetical underlying
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


                   Delta Home Equity Loan Trust, Series 2001-1
                        Senior-Subordinate O/C Structure
                                   To Maturity


                      -300         -200             -100           0            100           200          300             Px
Speed (CPR)           35.00%       32.00%          28.00%       23.00%         20.00%        18.00%       15.00%         4.60%
BEY                   5.6850       5.8310          6.0400       6.3380         6.5150        6.6330       6.7930        6.3240
$Px                   100-25      100-22+          100-16      100-00+         99-18+        99-06+       98-18+       100-02+
                      100.79       100.70          100.50       100.01          99.58         99.21        98.57        100.08
WAL (yr)                1.55         1.79            2.19         2.88           3.44          3.86         4.62          3.25
MDUR (yr)               1.39         1.58            1.87         2.35           2.70          2.95         3.38          2.62
Next Prin Pay       06/15/01     06/15/01        06/15/01     06/15/01       06/15/01      06/15/01     06/15/01      06/15/01
Last Prin Pay       07/15/13     06/15/14        12/15/15     11/15/18       05/15/12      01/15/10     05/15/08      11/15/13

                                       Test 1                 Test 2                                                    Test 3
Tsy Shift  CPR           WAL       Max        WAL Change     Max        Yield         Price     Prc Change Max
      -300         35%       1.55       PASS     -1.33     -6.0 PASS          5.685         100-25         0.78%      17% PASS
      -200         32%       1.79       PASS     -1.09     -6.0 PASS          5.831         100-22+        0.69%      17% PASS
      -100         28%       2.19       PASS     -0.69     -6.0 PASS           6.04         100-16         0.49%      17% PASS
         0         23%       2.88    10 PASS       n/a                        6.338         100-00+        0.00%
       100         20%       3.44       PASS      0.57      4.0 PASS          6.515         99-18+        -0.43%      17% PASS
       200         18%       3.86       PASS      0.98      4.0 PASS          6.633         99-06+        -0.80%      17% PASS
       300         15%       4.62       PASS      1.74      4.0 PASS          6.793         98-18+        -1.44%      17% PASS
 Px                 5%       3.25       PASS      0.37      4.0 PASS          6.324         100-02+        0.07%      17% PASS

                   Delta Home Equity Loan Trust, Series 2001-1
                        Senior-Subordinate O/C Structure
                                     To Call

                      -300         -200             -100           0            100           200           300           Px
Speed (CPR)           35.00%       32.00%        28.00%        23.00%        20.00%         18.00%         15.00%        4.60%
BEY                   5.6660       5.8010        5.9793        6.2340        6.4190         6.5260         6.7060       6.3240
$Px                  100-25+       100-23       100-17+       100-05+         99-24         99-14+         98-26+       100-00
                      100.79       100.71        100.55        100.17         99.76          99.46          98.83        99.99
WAL (yr)                1.52         1.74          2.08          2.64          3.10           3.48           4.17         2.96
MDUR (yr)               1.37         1.54          1.81          2.22          2.54           2.79           3.22         2.47
Next Prin Pay       06/15/01     06/15/01      06/15/01      06/15/01      06/15/01       06/15/01       06/15/01     06/15/01
Last Prin Pay       12/15/06     05/15/07      01/15/08      03/15/09      03/15/10       01/15/10       05/15/08     06/15/09

                                       Test 1                 Test 2                                                    Test 3
Tsy Shift  CPR           WAL       Max        WAL Change     Max        Yield         Price     Prc Change Max
      -300       35%        1.52      PASS        -1.12    -6.0 PASS         5.666        100-25+        0.62%        17% PASS
      -200       32%        1.74      PASS        -0.91    -6.0 PASS         5.801        100-23         0.54%        17% PASS
      -100       28%        2.08      PASS        -0.56    -6.0 PASS         5.979        100-17+        0.38%        17% PASS
         0       23%        2.64   10 PASS          n/a                      6.234        100-05+        0.00%
       100       20%        3.10      PASS         0.46     4.0 PASS         6.419         99-24        -0.41%        17% PASS
       200       18%        3.48      PASS         0.83     4.0 PASS         6.526         99-14+       -0.71%        17% PASS
       300       15%        4.17      PASS         1.53     4.0 PASS         6.706         98-26+       -1.34%        17% PASS
 Px               5%        2.96      PASS         0.32     4.0 PASS         6.324        100-00        -0.18%        17% PASS
